UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12

Empire State Realty Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMPIRE STATE

REALTY TRUST

111 West 33rd Street, 12th Floor New York, NY 10120 T (212) 687-8700 F (212) 850-2751

DEAR STOCKHOLDER

You are invited to attend the Annual Stockholders Meeting of Empire State Realty Trust, Inc., which will be held on Thursday, May 14, 2020, at 11:00 a.m., local (Eastern) time. Due to COVID-19, we have decided to hold such Meeting, solely virtually, as a Virtual Annual Stockholders Meeting via live audio webcast. You or your proxyholder will be able to participate, vote and ask questions at the Virtual Annual Stockholders Meeting by visiting www.virtualshareholdermeeting.com/ ESRT2020 and using your 16-digit control number in your Notice of Availability; all as described in the Proxy Statement.

With the uncertainties caused by the pandemic, we encourage you to vote your shares as early as possible prior to the Virtual Annual Stockholders Meeting.

Please refer to the accompanying Notice of Annual Stockholders Meeting and Proxy Statement for detailed information on the meeting and each of the proposals to be considered and voted upon at the meeting.

TELEPHONE AND INTERNET PROXY AUTHORIZATION

Empire State Realty Trust, Inc.’s Class A and Class B common stockholders of record on the close of business on March 5, 2020, the record date for the 2020 Annual Stockholders Meeting, may authorize their proxies by telephone or Internet by following the instructions on their Proxy Card. If you have any question regarding how to authorize your proxy by telephone or Internet, please call (212) 850-2678.

YOUR VOTE IS VERY IMPORTANT.

WHETHER YOU PLAN TO ATTEND

THE MEETING OR NOT, WE ASK YOU PLEASE TO CAST YOUR VOTE.

YOU MAY VOTE YOUR SHARES BY TELEPHONE, INTERNET, MAIL OR ELECTRONICALLY DURING

THE MEETING.

We look forward to your participation.

Sincerely,

ANTHONY E. MALKIN

CHAIRMAN AND CHIEF EXECUTIVE OFFICER April 2, 2020

EMPIRE STATE

REALTY TRUST

NOTICE OF ANNUAL

111 West 33rd Street, 12th Floor New York, NY 10120 T (212) 687-8700 F (212) 850-2751

STOCKHOLDERS MEETING

April 2, 2020

MEETING INFORMATION

MAY 14, 2020

11:00 a.m., local (Eastern) time

The 2020 Annual Stockholders Meeting of Empire State Realty Trust, Inc., a Maryland corporation, will be held on Thursday, May 14, 2020 at 11:00 a.m., local (Eastern) time, to be conducted solely as a Virtual Annual Stockholders Meeting via live audio webcast at www.virtualshareholdermeeting.com/ESRT2020. At such Meeting, Class A and Class B common stockholders will be asked to consider and vote upon the following proposals:

1. a proposal to elect the eight director nominees named in the Proxy Statement to serve on our Board of Directors until the next annual stockholders meeting or until their successors are elected and qualify;

2. a proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in this Proxy Statement;

3. a proposal to approve, on a non-binding, advisory basis, whether future advisory votes on named executive officer compensation should occur every one, two, or three years; and

4. a proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

In addition, stockholders may be asked to consider and act upon any other matter that may properly be brought before such Meeting or at any adjournment or postponement thereof. Any action may be taken on the foregoing matters at such Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, such Meeting may be adjourned, or to which such Meeting may be postponed.

Our Board of Directors has fixed the close of business on March 5, 2020 as the record date for determining the Class A and Class B common stockholders entitled to notice of, to vote at, and to attend, the Virtual Annual Stockholders Meeting and any adjournment or postponement thereof. Only holders of record of our Class A common stock and Class B common stock at the close of business on that date will be entitled to such notice, vote, and attendance.

If you do not plan to attend such Meeting and vote your shares of common stock electronically during such Meeting, we urge you to vote your shares as instructed in the Proxy Statement. Regardless of whether you attend the Virtual Annual Stockholders Meeting, please authorize your proxy electronically through the Internet or by telephone or by completing and mailing your proxy card so that your votes can be cast at such Meeting in accordance with your instructions. For specific instructions on authorizing a proxy, please refer to the instructions on the proxy card. Authorizing a proxy in any of these ways will not prevent you from voting electronically during such Meeting if you are a stockholder of record as of March 5, 2020 or if you hold a proxy from a record holder.

If your shares of common stock are held by a broker, bank or other agent, please follow the instructions you receive from your broker, bank or other agent to have your shares voted.

Due to COVID-19, we decided to conduct our Annual Stockholders Meeting, solely virtually, as a Virtual Annual Stockholders Meeting via live audio webcast. You or your proxyholder will be able to participate, vote and ask questions at the Virtual Annual Stockholders Meeting by visiting www.virtualshareholdermeeting.com/ESRT2020 and using your 16-digit control number.

As always, and especially in view uncertainties arising from the pandemic, we encourage you to vote your shares prior to the Virtual Annual Stockholders Meeting.

Our Board of Directors recommends a vote “FOR” each of the eight director nominees, “FOR” approval on a non-binding advisory basis of the compensation of our named executive officers, “FOR” a frequency of every one year for a non-binding advisory vote on such compensation (rather than every two or three years), and “FOR" the appointment of our independent accounting firm.

By Order of our Board of Directors,

THOMAS N. KELTNER, JR.

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL STOCKHOLDERS MEETING TO BE HELD ON MAY 14, 2020. THIS PROXY STATEMENT AND OUR 2019 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT. WWW.PROXYVOTE.COM.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references ("XX") are supplied to help you find further information in this Proxy Statement.

References in this Proxy Statement to (i) "we," "us," "our," "ours," "ESRT," and the "company" refer to Empire State Realty Trust, Inc. and its consolidated subsidiaries and (ii) "stockholders" refers to holders of our Class A common stock and Class B common stock, unless the context requires otherwise.

MEETING INFORMATION

DATE AND TIME:	LOCATION:	
May 14, 2020 11:00 a.m. Eastern Time	Virtual Annual Stockholders Meeting accessed by visiting *www.virtualshareholdermeeting.com/ESRT2020* and using your 16-digit control number	Your vote is very important. Please submit your proxy as soon as possible (see "How do I vote?" on page 89 for voting instructions).

VOTING AGENDA / VOTING MATTERS

Proposal		Board Recommendation	Page Reference
Proposal 1:	the election of the eight director nominees named in the Proxy Statement to serve on our Board of Directors until the next annual stockholders meeting or until their successors are elected and qualify	**FOR** each nominee	11
Proposal 2:	the approval, on a non-binding, advisory basis, of the compensation of our named executive officers	**FOR**	82
Proposal 3:	the approval, on a non-binding, advisory basis, whether future advisory votes on named executive officer compensation should occur every one, two, or three years	**FOR EVERY ONE YEAR**	83
Proposal 4:	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020	**FOR**	84

ABOUT US

Who We Are

We are a self-administered and self-managed real estate investment trust ("REIT") that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the Greater New York Metropolitan Area. Our portfolio contains 10.1 million rentable square feet, comprised of 9.4 million rentable square feet in 14 office buildings and approximately 700,000 rentable square feet in the retail portfolio, and includes the Empire State Building, the World's Most Famous Building.

Our Strategy

When we went public in October 2013, we laid out a strategy that has remained consistent:

- Focus on office and retail properties in New York City and the Greater New York Metropolitan Area,
- Vacate and redevelop our older office and retail spaces and deliver our embedded growth,
- Proactively manage our portfolio with a service-intensive approach to build long-term tenant and broker relationships, and
- Develop and maintain a low-levered, flexible balance sheet which gives us capacity for external growth.

Our Points of Differentiation

We differentiate ourselves from our peers and competitors in several ways:

- Fully modernized assets, centrally located near mass-transit,
- Embedded growth potential and market-leading cash leasing spreads,
- Lowest levered balance sheet among public New York City office REITs, significant cash position, and large available credit facility,
- Secure market position between trophy/class A and class B properties with both upside opportunity and downside protection, and
- Industry leader in sustainability and energy efficiency.

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PROXY SUMMARY

As of December 31,2019, our four drivers of top line revenue growth over the next five years total $99 million, and a breakdown of these drivers is shown below, all subject to developments in the coronavirus pandemic.

FOUR DRIVERS OF

REVENUE GROWTH(1)

Retail Opportunity, $3M

Burn-off of Free Rent $29M

/ Lease Up of Vacant Redeveloped Manhattan

Office Space121 $28M .

Signed Leases $99 Not Commenced

Million141, $23M

Office Mark-to-Market

I Opportunity131/

$16M

(1) Amounts reflect management's estimates of additional revenues from the four drivers as of December 31, 2019 to be realized over the next five years. While such estimates reflect our management's good faith beliefs, they are not guarantees of future performance, and actual results may differ from our current projections.

(2) Represents the anticipated lease-up of 437,000 square feet of vacant redeveloped Manhattan office space at an estimated average starting rent of $64 per square foot ("PSF").

(3) Includes the mark-to-market opportunity for Manhattan and Greater New York Metropolitan Area office portfolios.

(4) Revenue from tenants who are intentionally vacated for redevelopment or who do not renew may reduce this growth.

GOVERNANCE AND BOARD HIGHLIGHTS

We are committed to good corporate governance, which strengthens the accountability of our Board of Directors and promotes the long-term interests of our stockholders. The lists below highlight our independent Board and leadership practices and notable stockholder rights, as further discussed in this Proxy Statement.

INDEPENDENT BOARD AND LEADERSHIP PRACTICES

STOCKHOLDER RIGHTS

s/ Majority of directors are independent (7 out of 8 current directors)

Board leadership structure where a Lead Independent Director is elected annually and has well-defined rights and responsibilities, separate from the Chairman of the Board, as codified in our written corporate governance guidelines

All Board committees are composed of independent directors

Board is focused on enhancing diversity and refreshment, with two independent female directors appointed in the last four years, comprising 25% of all directors

Comprehensive risk oversight practices, including cybersecurity, environment, and other critical evolving areas

Director of ESG reports to the Board

Independent directors conduct regular executive sessions

Directors maintain open communication and strong working relationships among themselves and regular access to management

Directors conduct robust annual Board and committee self-assessment process with third party support

Board has related party transaction standards for any direct or indirect involvement of a director in the company’s business activities

Each director adheres to Minimum Share Ownership Guidelines

Frequent and robust stockholder engagement efforts

Mandatory director resignation policy for any director receiving less than a majority of votes cast in an uncontested election

s/ Stockholder right to amend bylaws, adopted in 2019 in response to investor feedback

s/ Stockholder proxy access, adopted in 2018 in response to investor feedback

All directors elected annually (declassified Board)

Annual say-on-pay voting

s/ No stockholder rights plan (i.e., no poison pill)

EMPIRE STATE REALTY TRUST I 2020 PROXY STATEMENT 7

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PROXY SUMMARY

Board Nominees

Name Position Age Director Since Independent Committees

Anthony E. Malkin Chairman and Chief Executive Officer 57 2011 None

William H. Berkman Independent Director 55 2013 Finance (Chair) and Nominating and Corporate Governance

Leslie D. Biddle Independent Director 53 2017 Audit and Nominating and Corporate Governance

Thomas J. DeRosa Independent Director 62 2013 Audit

Steven J. Gilbert Lead Independent Director 73 2013 ✓ Compensation, Finance and Nominating and Corporate Governance

S. Michael Giliberto Independent Director 69 2013 Audit (Chair), Finance and Nominating and Corporate Governance

Patricia S. Han Independent Director 48 2019 s/ Finance and Nominating and Corporate Governance

James D. Robinson IV Independent Director 57 2015 Compensation (Chair) and

Nominating and Corporate Governance (Chair)

Our Board, which is comprised entirely of independent directors other than our Chairman and Chief Executive Officer, is diverse in its age, gender, perspectives and experience.

AVERAGE AGE

TENURE BALANCE

75%

Men

INDEPENDENCE

7

Independent

Directors

Non-Independent

Director

59

Years

4.2

GENDER

25%

Women

DIRECTOR EXPERIENCE: 8-MEMBER BOARD

EXECUTIVE COMPENSATION HIGHLIGHTS

We tie a significant portion of our Chairman and Chief Executive Officer and executive officers’ variable incentive pay to stock price or operational performance metrics that are directly aligned with the company’s short- and long-term business plans. For 2019, 7% of our Chairman and Chief Executive Officer’s pay was delivered in cash, and the remaining 93% was delivered in equity.

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PROXY SUMMARY

Our 2019 executive compensation program reflects our commitment to aligning pay with performance. A significant portion of our executive officers' compensation is in the form of multi-year, performance-based equity awards tied to total stockholder return ("TSR"). For each of the 2016–2018 and 2017–2019 periods, our three-year performance-based equity awards were forfeited in their entirety because the company did not achieve the threshold TSR rankings.

Since 2016, there has been no change in base salary, annual bonus target or long-term equity incentive target for our Chief Executive Officer and no material change for our other named executive officers. In 2019 and after, the maximum achievable potential for performance-based equity was increased, but the related grants track below threshold at this time.

The following chart shows awards for the year ended 2019 of base salary, annual incentive bonus and long-term equity incentive compensation at grant date fair value (with realized value to be determined at the end of 2021 for performance grants), in each case as required to be presented in the proxy table on page 64.

Named Executive Officer		Base Salary ($)	Annual Bonus ($)	Long-Term Equity Incentive Compensation (at grant date fair value) ($)	Summary Compensation Table Total ($)
Anthony E. Malkin	7% / 18% / 75%	810,000	2,000,000	8,201,244	11,145,499
John B. Kessler	14% / 13% / 73%	700,000	650,000	3,787,495	5,138,745
Thomas P. Durels	13% / 19% / 68%	650,000	1,000,000	3,543,734	5,194,984
Thomas N. Keltner, Jr.	26% / 18% / 56%	625,000	430,000	1,345,300	2,401,550

Base Salary | Annual Bonus | Long-Term Equity Incentive Compensation (at grant date fair value)

Our executive compensation program is designed so that TSR goals incorporated into our annual performance-based equity awards drive the majority of what our named executive officers actually earn over time through direct linkage of the company's TSR to the amounts earned over three-year performance periods. That means pay is tied directly to performance and stock price. Mr. Malkin's pay as reported in the proxy table on page 64 reflects the grant date fair value of equity awards at the time of grant and not the value actually received from these grants. As a result, we compared Mr. Malkin's total pay as reported in such proxy table for each year with his "Realized Pay," which is defined as the sum of (1) the "Salary," "Bonus" and "All Other Compensation" columns reported in such table plus (2) the time-based and performance-based LTIP units that vested in each of the applicable years as reported in the "2019 Option Exercises and Stock or Units Vested" table (see page 66) at a value based upon the closing price on the NYSE on the vesting date. As shown below, Mr. Malkin's Realized Pay has been substantially less in each year than is reported in these proxy tables, all in accord with the downward trend in TSR for ESRT (as well as its NYC peers) during those years.

CEO REALIZED PAY

(REPORTED IN PROXY TABLE VS. REALIZED PAY)



Compensation (In Millions)
$14
$12
$10
$8
$6
$4
$2
$0
$9.3
$3.6
$9.3
$5.3
$9.5
$6.6
$11.1
$5.7
2016
2017
2018
2019
Reported in Proxy Table
Realized

EMPIRE STATE REALTY TRUST | 2020 PROXY STATEMENT 9

PROXY SUMMARY

We have adopted many market best practices with respect to our compensation program. Highlights of those practices are set forth below.

WHAT WE DO

WHAT WE DO NOT DO

We pay for performance, and our compensation programs are designed to have direct alignment with TSR; salaries comprise a relatively modest portion of each named executive officer’s overall compensation opportunity

We use multiple performance metrics and various performance periods in granting equity awards to foster achievement across multiple business goals and time periods

We have implemented a clawback policy that allows for the recovery of previously paid cash and equity compensation

We have "double-trigger" change in control benefits

.S We have robust stock ownership guidelines for our named executive officers and directors

J We have a conservative compensation-related risk profile, as our compensation structure does not encourage excessive or inappropriate risk taking

We do not provide "golden parachute" tax gross-up payments

We do not have "single-trigger" change of control benefits

We do not allow hedging; our Compensation Committee must approve any pledge of company stock by executives and other key employees

We do not encourage unnecessary or excessive risk taking; incentive awards are not based on a single performance metric and do not have guaranteed minimum payouts

We do not allow repricing of stock options unless with stockholder consent (at this time, we have not granted stock options at all)

We do not provide perquisites for our named executive officers, with the exception of very limited perquisites for our Chairman and Chief Executive Officer structured with safety considerations and for specific business purposes

We align the interests of our stockholders and executive officers by granting long-term equity awards that vest based on both achievement of TSR targets and continued service over time

We engage an independent compensation consultant to advise the Compensation Committee, which is comprised solely of independent directors

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members, each serving for a term of one year or until his/her successor is duly elected and qualifies. Peter L. Malkin, our Chairman Emeritus, may attend meetings of our Board of Directors, but does not have board member voting status.

At the Annual Stockholders Meeting, stockholders will be asked to elect each of the director nominees to serve until the 2021 annual stockholders meeting or until a successor is duly elected and qualifies. Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, has nominated William H. Berkman, Leslie D. Biddle, Thomas J. DeRosa, Steven

J. Gilbert, S. Michael Giliberto, Patricia S. Han, Anthony E. Malkin, and James D. Robinson IV to serve as directors. Each of the nominated persons currently serves as a member of the Board and has consented to being named in this Proxy Statement and to serve as a director, if elected. If any nominee is unable to accept election, proxies voted in favor of such nominee will be voted for the election of such other person or persons as our Board of Directors may select.

The election of each nominee requires the affirmative vote of a plurality of all the votes cast at the Annual Stockholders Meeting at which a quorum is present in person or by proxy.

POLICY ON MAJORITY VOTING

Our Board of Directors has adopted a policy regarding the election of directors in uncontested elections. Pursuant to such policy, in an uncontested election of directors, any nominee who receives a greater number of votes affirmatively "against" his or her election than votes "for" his or her election will, within two weeks following certification of the stockholder vote with respect to such election, submit a written resignation offer to our Board of Directors for consideration by our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee will consider the resignation offer and, within 60 days following such certification, make a recommendation to our Board of Directors concerning the acceptance or rejection of the resignation offer. Our Board of Directors will take formal action on the recommendation no later than 90 days following such certification. We will publicly disclose, in a Current Report on Form 8-K or periodic report filed with the Securities and Exchange Commission (the "SEC"), the decision of our Board of Directors, including an explanation of the process by which the decision was made and, if applicable, its reason(s) for rejecting the tendered resignation.

We believe that each of our director nominees has the specific experience, qualifications, attributes, and skills necessary to serve as an effective director on our Board of Directors. A description of our process for identifying and evaluating director nominees, as well as our criteria for membership on our Board of Directors, is set forth below in "Consideration of Director Candidates" on page 16.

V OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE.

EMPIRE STATE REALTY TRUST I 2020 PROXY STATEMENT 11

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PROPOSAL 1 ELECTION OF DIRECTORS

INFORMATION REGARDING THE NOMINEES

INFORMATION REGARDING THE NOMINEES

The following biographical descriptions set forth certain information with respect to each nominee for election as a director at the Annual Stockholders Meeting. The biographical information includes the specific experience, qualifications, attributes and skills that led to the conclusion by our Board of Directors that such person should serve as a director.

WILLIAM H. BERKMAN

Age 55 Director since: 2013 BIOGRAPHY: William H. Berkman is an entrepreneur and investor in the communications, media, technology and energy industries. Since January 2000, he has been the Co-Managing Partner at Associated Partners, LP and its predecessor partnership, Liberty Associated

INDEPENDENT Partners, LP, both investment partnerships with Liberty Media Corporation that own controlling interests in wireless communications infrastructure companies AP Wireless Infrastructure Services, LLC and AP Towers, LLC. Mr. Berkman has co-founded multiple other telecommunications companies, such as Current Group, Teligent, Inc. and Nextel Mexico. Mr. Berkman previously served as a member of the board of directors for public companies IAC/InterActiveCorp, Liberty Satellite & Technology, Inc. and Teligent, Inc. He serves as a member of the board of directors for The Partnership for New York City and the Partnership’s Fund for New York City. Mr. Berkman holds multiple patents for smart electric grid and communications systems. He has an A.B. from Harvard University, and in 1997, his family established the Berkman Center for Internet & Society at Harvard Law School. Mr. Berkman is a member of the 2009 class of Henry Crown Fellows and the Aspen Global Leadership Network at the Aspen Institute. COMMITTEE MEMBERSHIP: ■ Finance (Chair) ■ Nominating and Corporate Governance Mr. Berkman was selected to serve as a member of our Board of Directors because of his experience as an investor and as a director of publicly traded companies.

LESLIE D. BIDDLE

Age 53 Director since: 2017 BIOGRAPHY: Leslie D. Biddle is currently a Partner and President at Serengeti Asset Management. Prior to joining Serengeti in 2013, Ms. Biddle spent nearly 10 years at Goldman Sachs, where she was most recently Global Head of Commodity Sales and the Chief Financial

INDEPENDENT Officer of the firm’s investments in the metals and mining sector. She held positions as head of Power, Metals/Industrial, Latin American and Environmental Commodities. Ms. Biddle was responsible for many of the structured transactions in the private equity and power spaces including the monetization of the Allegheny DWR Contract, the structuring of Calpine Construction Finance Company hedge, the Texas Genco acquisition, the Northern Tier Energy financing and the TXU leveraged buyout. Ms. Biddle was also a member of the firm’s Finance Committee, Business Practices Committee, Firmwide New Activity Committee, Structured Investment Products Committee, and European Audit and Compliance Committee. She was named Managing Director in 2004 and Partner in 2006. Prior to joining Goldman Sachs, Ms. Biddle was a Vice President at the AES Corporation focusing on project finance and power plant development. She also served as a Vice President at the Overseas Investment Corporation, providing political risk insurance and financing to U.S. companies expanding overseas. Ms. Biddle currently serves as a member of the Board of Directors of CenterPoint Energy, Inc. She holds an A.B. from Colby College and has served as its Vice Chair of the Board of Trustees. COMMITTEE MEMBERSHIP: OTHER CURRENT PUBLIC DIRECTORSHIPS: ■ Audit ■ CenterPoint Energy, Inc. ■ Nominating and Corporate Governance Ms. Biddle was selected to serve as a member of our Board of Directors based on her extensive experience in global investment and finance.

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PROPOSAL 1 ELECTION OF DIRECTORS

INFORMATION REGARDING THE NOMINEES

THOMAS J. DEROSA

Age 62 Director since: 2013

INDEPENDENT

BIOGRAPHY:

Thomas J. DeRosa is currently Chairman and Chief Executive Officer and a member of the board of directors of Welltower Inc. (NYSE: WELL). Welltower is an owner, manager, and developer of health care real estate and infrastructure, structured as a REIT. Previously, he served as the Vice Chairman and Chief Financial Officer of the Rouse Company, a leading owner, operator and developer of commercial real estate and master planned residential communities, from September 2002 until November 2004 when it was merged with General Growth Properties, Inc. (NYSE: GGP). Prior to joining the Rouse Company, Mr. DeRosa spent over 20 years in investment banking. From 1992 to September 2002, Mr. DeRosa held various positions at Deutsche Bank AG (NYSE: DB), including Global Co-Head of the Health Care Investment Banking Group, and at Alex Brown & Sons, including Managing Director of the Real Estate Investment Banking Group. Mr. DeRosa also served as a member of the board of directors of Dover Corporation (NYSE: DOV), a manufacturer and service provider for a broad range of specialized products and components, from 2007 to 2010. Mr. DeRosa is a member of the board of directors of Value Retail PLC, a U.K.-based owner, operator and developer of luxury outlet shopping villages in Europe. Mr. DeRosa served on the board of directors of Georgetown University from 2007 to 2013. Mr. DeRosa currently is Governor of the World Economic Forum, a member of the Advisory Board of the Health Care and Pharmaceutical Management Program at the Columbia University School of Business, a member of the Board of the Park Avenue Armory and a Director of CECP, The CEO Force for Good which was founded by our Chairman Emeritus, and actor and philanthropist, Paul Newman. In 2018, Mr. DeRosa was named to the Board of Overseers of the Columbia University School of Business. Mr. DeRosa received a bachelor’s degree from Georgetown University and an M.B.A. from Columbia University.

COMMITTEE MEMBERSHIP: OTHER CURRENT PUBLIC DIRECTORSHIPS:

■ Audit ■ Welltower Inc.

Mr. DeRosa was selected to serve as a member of our Board of Directors because of his extensive experience as a senior executive and director of public, NYSE-listed companies, including REITs.

STEVEN J. GILBERT

Age 73 BIOGRAPHY:

Director since: 2013

INDEPENDENT

LEAD INDEPENDENT DIRECTOR

Steven J. Gilbert has over 48 years of experience in private equity investing, investment banking and law, and he has invested in and managed numerous companies during his career. Mr. Gilbert has served as Chairman of the board of directors of Gilbert Global Equity Partners, L.P., a private equity fund since 1998, as Vice Chairman of the Executive Board of MidOcean Capital Partners, L.P., a private equity firm since 2005, and as Co-Chairman of Birch Grove Capital, a credit hedge fund since 2013. Mr. Gilbert also serves as a director of MBIA, Inc. (NYSE: MBI), a provider of financial guarantee insurance, fixed-income asset management and other specialized financial services, since 2011, as Chairman of the Board of TRI Pointe Homes, Inc. (NYSE: TPH), a single family home builder, since 2013, as a director of Oaktree Capital Group LLC (NYSE: OAK), a global alternative investment manager, and a director of The Fairholme Funds (NASDAQ: FAIRX). He was previously Director of Waterpik, Inc., a manufacturer of personal and oral healthcare products, from 2013 to 2017, Vice Chairman of Stone Tower Capital, a leading independent investment manager, from 2010 to 2012, and Chairman and Senior Managing Director of SUN Group (USA), an investment firm, from 2007 to 2009. Within the past five years, Mr. Gilbert has served as Chairman of the board of directors of DURA Automotive Systems, Inc., an independent designer and manufacturer of driver control systems, CPM Holdings, Inc. (HKG: 0906), a manufacturer of process equipment used for oilseed and animal feed production, Co-Chairman of True Temper Sports, Inc., a manufacturer of golf shafts and precision sports equipment, and director of Olympus Re, a reinsurance company, as well as director of several privately held companies. Mr. Gilbert is a member of the Writer’s Guild of America (East) and the Council on Foreign Relations and a director of the Lauder Institute at the University of Pennsylvania. He was previously a Trustee of the New York University Langone Medical Center. Mr. Gilbert received a bachelor’s degree in economics from the Wharton School at the University of Pennsylvania, a law degree from the Harvard Law School, and an M.B.A. from the Harvard Business School.

COMMITTEE MEMBERSHIP:

■ Compensation

■ Finance

■ Nominating and Corporate Governance

OTHER CURRENT PUBLIC DIRECTORSHIPS:

■ MBIA, Inc.

■ TRI Pointe Homes, Inc.

■ Oaktree Capital Group LLC

■ The Fairholme Funds

Mr. Gilbert was selected to serve as a member of our Board of Directors based on his extensive experience leading companies in the financial services industry and serving as a director of public, NYSE-listed companies.

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PROPOSAL 1 ELECTION OF DIRECTORS

INFORMATION REGARDING THE NOMINEES

S. MICHAEL GILIBERTO

Age 69 Director since: 2013 BIOGRAPHY: S. Michael Giliberto currently consults with investment management firms and has produced the Giliberto-Levy Commercial Mortgage Performance Index, an index that measures the investment performance of institutional-grade commercial mortgage

INDEPENDENT whole loans, since 1993. He has consulted for several major real estate investment management firms and serves on the Real Estate Advisory Committee for the New York State Common Retirement Fund. He previously served as Director of Portfolio Strategy and Senior Portfolio Manager at J.P Morgan Asset Management from 2002 to 2010, and before that, he served as the head of Real Estate Research at J.P. Morgan Investment Management from 1996 to 2002. Prior to joining J.P. Morgan, Mr. Giliberto worked at Lehman Brothers, Inc. in the Fixed-Income Research department from 1993 to 1996 and at Salomon Brothers Inc. in the Real Estate Research department from 1989 to 1992. Before his career in the financial services industry, Mr. Giliberto was a professor in the Real Estate and Urban Land Economics Department at Southern Methodist University in Dallas, Texas. Mr. Giliberto has authored multiple publications about real estate investment, performance, asset allocation and capital markets, and he has been an Adjunct Professor at Columbia University’s Graduate School of Business since 2007. In the past, he has served on the Real Estate Information Standards Board, and he was a director of the Pension Real Estate Association, where he served as Treasurer and Chairman and was awarded the 1996 Graaskamp Award for research excellence. Mr. Giliberto received a bachelor’s degree from Harvard College, a master’s degree in business economics from the University of Hartford, and a Ph.D. in finance from the University of Washington. COMMITTEE MEMBERSHIP: ■ Audit (Chair) ■ Finance ■ Nominating and Corporate Governance Mr. Giliberto was selected to serve as a member of our Board of Directors based on his extensive experience in real estate investment and finance.

PATRICIA S. HAN

Age 48 Director since: 2019 BIOGRAPHY: Starting in March 2020, Patricia S. Han is the Chief Product Officer of Care.com, the leading online care platform. Care.com is an operating business of IAC. From 2017 to 2020, Ms. Han served as the Chief Executive Officer at IAC’s Daily Burn, Inc., a leading fitness

INDEPENDENT tech brand. From 2013 to 2017, Ms. Han served as Chief Product Officer at IAC’s Dotdash (formerly About.com), one of the top fifteen largest content publishers on the Internet. In 2012 and 2013, she served as the Senior Vice President of Product Management at WebMD LLC, one of the most trusted health brands on the web. Previously, Ms. Han held senior roles at DailyCandy, LLC, a pioneer in e-mail lifestyle newsletters, where she served as Vice President of Product Development and General Manager of Commerce from 2009 to 2012. Her professional experience includes serving as Vice President of Product Development at a variety of technology start-ups including Vindigo, Inc. (2000 to 2006) and Rave Wireless Inc. (2006 to 2007), and as Senior Web Producer for Juno Online Services (1998 to 2000). Ms. Han is credited with building some of the first widely-adopted mobile applications, including those for The New York Times and MapQuest. Within the past five years, Ms. Han served as a member of the board of directors of Nutrisystem, Inc. She earned her Bachelor of Arts in 1993 from Cornell University. COMMITTEE MEMBERSHIP: ■ Finance ■ Nominating and Corporate Governance Ms. Han was selected to serve as a member of our Board of Directors based on her extensive experience in digital media and commerce. Ms. Han was initially recommended to our Board of Directors as a potential candidate by an independent consultant working with our Nominating and Corporate Governance Committee.

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PROPOSAL 1 ELECTION OF DIRECTORS

INFORMATION REGARDING THE NOMINEES

ANTHONY E. MALKIN

Age 57 Director since: 2011 BIOGRAPHY: Anthony E. Malkin is our Chairman and Chief Executive Officer. He joined our predecessor entities in 1989. Mr. Malkin has been a leader in existing building energy efficiency retrofits through coordinating the team of Clinton Climate Initiative, Johnson Controls,

CHAIRMAN AND CHIEF EXECUTIVE OFFICER JLL, and Rocky Mountain Institute in a groundbreaking project at the Empire State Building (www.esbsustainability.com). Mr. Malkin led the development of standards for energy efficient office tenant installations which is now known as the Tenant Energy Optimization Program at the Urban Land Institute (https://tenantenergy.uli.org/). Mr. Malkin is a board member of APi Group Corporation, the Real Estate Roundtable and Chair of its Sustainability Policy Advisory Committee, the sole owner member of the Climate Mobilization Advisory Board of the New York City Department of Buildings, a member of the Urban Land Institute, a member of the Board of Governors of the Real Estate Board of New York, a member of the Partnership for New York City’s Innovation Council, and a member of the Building Committee of the Metropolitan Museum of Art. Mr. Malkin received a bachelor’s degree cum laude from Harvard College. OTHER CURRENT PUBLIC DIRECTORSHIPS: ■ APi Group Corporation Mr. Malkin was selected to serve as a member of our Board of Directors based on his history with, and knowledge of, the company and his performance and achievements in his capacity as Chairman of the Board and Chief Executive Officer of the company.

JAMES D. ROBINSON IV

Age 57 Director since: 2015 BIOGRAPHY: James D. Robinson IV is currently a Founder and Managing Partner at RRE Ventures. He has been active within the technology community for over 30 years, and has led investments in and served on the boards of more than 40 technology companies. He is a

INDEPENDENT Co-Founder and Director of Abra, and a Director of HYPR, Netsertive, NihaoPay, Noom, OLO, Securrency and TheSkimm. Mr. Robinson is a Board Observer at Digital Currency Group (DCG) and Bitpay. Mr. Robinson has been recognized on the Forbes Midas List of Top 100 VC’s, as well as Institutional Investors’ Top Fintech Investors. Previously, he worked at H&Q Venture Capital and J.P Morgan & Co. Earlier, he founded IV Systems (Unix applications). Mr. Robinson holds an MBA from Harvard and a joint degree in Computer Science & Business Administration from Antioch College. He is a director of the New York City Partnership Investment Fund and the HBS Alumni Angels. COMMITTEE MEMBERSHIP: ■ Compensation (Chair) ■ Nominating and Corporate Governance (Chair) Mr. Robinson was selected to serve as a member of our Board of Directors based on his more than 30 years of management and board experience in his industry, which drives the bulk of the business and job growth in our markets.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES

CONSIDERATION OF DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee considers candidates it identifies and properly submitted stockholder recommendations for candidates for membership on our Board of Directors. In evaluating such candidates, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience, diversity and capability on our Board of Directors and to address the membership criteria set forth below in "Director Qualifications.” Any stockholder recommendation

Director Qualifications

Our Corporate Governance Guidelines contain the membership criteria for our Board of Directors. Directors should:

■ possess the highest personal and professional ethics and integrity, exercise good business judgment, and commit to represent the long-term interests of the company and our stockholders;

■ have the time, interest, and ability to engage actively in the Board of Directors, its committees, and outreach with management;

■ have an inquisitive and objective perspective, practical wisdom and mature judgment; and

■ serve our goal of diversity in professional experience and expertise to provide a range of viewpoints relevant to our business.

Directors must be willing to devote sufficient time and effort to carrying out their duties and responsibilities effectively and should for consideration by the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board of Directors. The recommending stockholder should also submit evidence of the stockholder’s ownership of our shares, including the number of shares owned and the length of time of ownership. The recommendation should be addressed to the Corporate Secretary, Empire State Realty Trust, Inc., 111 West 33rd Street, 12th Floor, New York, New York 10120.

be committed to serve on our Board of Directors for an extended period of time. A director who also serves as chief executive officer or holds an equivalent position at another company should not serve on more than two other boards of public companies in addition to our Board of Directors, and other directors should not serve on more than four other boards of public companies in addition to our Board of Directors. Pre-existing positions in excess of these limits may be maintained, unless our Board of Directors determines that doing so would impair the quality of the director’s service to our Board of Directors.

The Nominating and Corporate Governance Committee ensures that any potential nominee is not an employee or agent of, and does not serve on the board of directors or similar managing body of, any of our competitors. The Nominating and Corporate Governance Committee also determines whether the potential nominee has a material interest in any transaction to which we are a party.

Director Tenure

Our Corporate Governance Guidelines include our policy on director tenure. In our Board membership, we seek a balance of (a) new perspectives and refreshed composition and (b) long-tenured experience and continuity. We recognize that a director’s term should not extend beyond such director’s ability to contribute and such director’s commitment to the Board, as evidenced by Board and committee meeting attendance and participation.

Identifying and Evaluating Candidates for Director

The Nominating and Corporate Governance Committee regularly identifies, reviews and discusses potential new candidates for director who could be valuable assets to our Board and to the company. The Nominating and Corporate Governance Committee considers whether, among other things, such candidates’ backgrounds and experiences would align with the company’s long-term strategy, enhance the Board’s diversity and preserve the dynamic and effective culture that it believes exists in the Board’s current composition. The Nominating and Corporate Governance Committee also takes the results of the Board’s annual selfevaluation into account when considering Board candidates and composition.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES

LEADERSHIP STRUCTURE OF OUR BOARD OF DIRECTORS

The Nominating and Corporate Governance Committee may identify or solicit recommendations for director nominees from any or all of the following sources: non-management directors, the Chairman and Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. The Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders. At the majority of its in-person meetings, the Nominating and Corporate Governance Committee reviews the Board’s current composition and its on-going list of potential new candidates for director.

The Nominating and Corporate Governance Committee routinely reviews and evaluates the qualifications and background of any director candidate whom it selects or who is proposed in accordance with its charter. In identifying and evaluating director candidates, the Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications for its recommended director nominees, all facts and circumstances that it deems appropriate or advisable, including the skills of the proposed director candidate, his or her depth and breadth of business experience, his or her independence and the needs of the Board. Once the Nominating and Corporate Governance Committee has identified candidates and has recommended such candidates to the Board, the Board selects nominees to be voted upon by the stockholders.

Prior to a vote as to whether a potential nominee is recommended to our Board of Directors, each member of the Nominating and Corporate Governance Committee is provided reasonable access to such potential nominee. Such access includes a reasonable opportunity to interview such potential nominee in person or by telephone and to submit questions to such potential nominee. In addition, each potential nominee must provide the Nominating and Corporate Governance Committee with a written detailed biography and must identify the committees of our Board of Directors on which the potential nominee would be willing to serve.

Board Diversity

Diversity is an important objective at our company and for our Board. We look at diversity in all of its manifestations, including current and past business activities, and our Board represents diversity in age, gender, perspectives and experience, and we value each component as a link to new ideas and constituents.

We are committed to maintain and improve diversity, as we believe our stockholders benefit from the deep engagement and responsiveness of our eight member Board. In addition, each director individually conducts a separate conference with our Chairman and Chief Executive Officer and President during each period between quarterly Board meetings.

In 2019, we increased the size of our Board from seven to eight directors and added Patricia S. Han. Since 2017, we have added two women to our Board, and women now comprise 25% of our Board. We continue to look for opportunities to enhance diversity on our Board and continue to evaluate the ideal size, roles, diversity and desired experience for our Board going forward. Our Board does not discriminate on the basis of race, color, national origin, gender, religion, disability, or sexual orientation in selecting director candidates. The Nominating and Corporate Governance Committee will evaluate all proposed director candidates whom it considers or who have been properly recommended to it by stockholders based on the same criteria and in substantially the same manner, without regard to the source of the initial recommendation of the proposed director candidate.

LEADERSHIP STRUCTURE OF OUR BOARD OF DIRECTORS

Our Board of Directors understands there is no single, generally accepted approach to providing board leadership and does not have a fixed policy regarding the separation of the roles of Chief Executive Officer and Chairman of our Board of Directors. Given the dynamic and competitive environment in which we operate, the Board believes that the appropriate leadership may vary as circumstances warrant and that currently it is in our company’s best interests to have Anthony E. Malkin serve as Chairman of our Board of Directors and Chief Executive Officer, because combining these roles in him promotes effective leadership, taps his depth of knowledge about our company and assets, and provides the clear focus needed to execute our business strategies and objectives.

Except for our Chairman, our Board of Directors consists entirely of independent directors. Further, our Board has appointed Steven J. Gilbert as Lead Independent Director, to assume duties which are codified in our Governance Guidelines, including calling and chairing executive sessions of the independent directors, reviewing and commenting on Board agendas prior to meetings, facilitating communications, resolving any conflict among directors or between directors and senior management, and consulting with and providing counsel to our Chief Executive Officer as needed or requested. In accord with such Guidelines, our Lead Independent Director is elected annually by a majority of the independent directors.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD OVERSIGHT OF STRATEGY

BOARD OVERSIGHT OF STRATEGY

Our Board actively participates with management in the development, evaluation and refinement of our business strategy to help ensure that our strategic priorities are thoughtfully constructed and well-articulated to all constituents. The Board receives updates from management, including on progress toward our long-term redevelopment and repositioning program, proactive management of our portfolio and tenant relationships, ESG initiatives, changes in market conditions and external opportunities and challenges. The Board assists our management to refine its business strategy and react to particular opportunities or challenges that arise. While management is charged with the definition and execution of strategy on a daily basis, the Board monitors and evaluates performance through regular updates and active dialogue with our senior management team. Aspects of our business strategy are discussed at every meeting, and key elements of our strategy are embedded in the work performed by the committees of the Board. The directors on our Board believe that, through these ongoing efforts, they are able to focus on our performance over the short, intermediate and long-term to secure long-term growth of the business for our stockholders.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES

OUR BOARD OF DIRECTORS' ROLE IN RISK OVERSIGHT

OUR BOARD OF DIRECTORS' ROLE IN RISK OVERSIGHT

While risk management is primarily the responsibility of our senior management team, our Board of Directors plays an active role in overseeing management's processes and controls to address our company's risks.

THE BOARD OF DIRECTORS

The committees of our Board of Directors assist the full Board in such risk oversight on the specific matters within the purview of each committee

Audit Committee

■ financial risks

■ cybersecurity

Compensation Committee ■ risks relating to executive compensation arrangements

Finance Committee

■ risks relating to our capital structure and strategies

Nominating and Corporate Governance Committee

■ oversight of reputational and corporate governance risks, including potential conflicts of interest and director independence

SENIOR MANAGEMENT

Our company’s senior management team reports to our Board of Directors on the company’s tenant base, ESG, leverage policies, any material litigation, compliance with applicable REIT rules, cybersecurity, and other risk-related matters. In addition, members of our Board of Directors routinely meet with members of senior management in connection with our business generally, matters submitted for review or approval by our Board, and related risks.

Cybersecurity risk ■ Chief Technology Officer and Vice President of Information Security present a cybersecurity update at each quarterly Audit Committee meeting and cybersecurity is an area reviewed by internal audit testing.

Disclosure Committee (consisting of certain executives and senior employees) ■

ESG ■

Meets at least quarterly and additionally as often as circumstances dictate to ensure the accuracy, completeness and timeliness of our disclosure statements, and to evaluate the effectiveness of the design and operation of our disclosure controls and procedures. Their purpose is to bring employees from our core business lines together with employees involved in the preparation of our financial statements to consider the information required to be disclosed to the company’s stockholders, the SEC and the investment community. Our Disclosure Committee reports to our Chief Executive Officer and Chief Financial Officer and its findings are shared with the Audit Committee.

Our Director of ESG oversees and coordinates with our Director of Sustainability, HR leadership, and General Counsel’s team to monitor risk and develop initiatives relating to environmental, social and governance matters affecting our company and its employees, shareholders and other stakeholders— all with reporting to the Board of Directors.

Public Helath Crisis -Covid-19 ■

The Board monitors management’s actions to address the effects of the public health crisis arising from Covid-19, including its impact on financial, real estate and investment markets and the company’s related plans for capital allocation, property operations, and human safety.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD OF DIRECTORS AND COMMITTEE SELF-EVALUATIONS

While each committee assumes certain responsibilities to evaluate certain risks and oversee management’s plan regarding such risks, the full Board of Directors keeps itself regularly informed regarding such risks through committee reports and otherwise.

Further, the Board has engaged an independent consultant to supplement management’s activities on enterprise risk assessment, which rotates through each area of our activities and reports on a quarterly basis to the Audit Committee.

In addition to our Board of Directors’ review of risks applicable to our company generally, the Board conducts an annual selfassessment in order to evaluate performance for the purpose of improving Board and committee processes and effectiveness.

BOARD OF DIRECTORS AND COMMITTEE SELF-EVALUATIONS

Throughout the year, our Board of Directors discusses corporate governance practices with management and third-party advisers to ensure that the Board and its committees follow practices that are optimal for the company and its stockholders. As part of this process, the Board conducts an annual self-evaluation in order to determine whether it and its committees are functioning effectively. With concurrence from the Board, the Nominating and Corporate Governance Committee develops and implements procedures for the design and implementation of the Board selfevaluation process. In 2019, our Board again engaged a third-party service provider to assist with developing and administering a director self-assessment questionnaire, with topics that included Board and committee composition and culture, Board and committee meetings and administration, the company’s strategy and performance, succession planning and risk management. Our Chairman and Chief Executive Officer and Lead Independent Director conferred with Board members and each committee Chair to summarize the questionnaire responses and recommendations for discussion with the Board. At its next in-person meeting, each committee and the Board held a discussion of these topics.

DIRECTOR ON-BOARDING AND CONTINUING EDUCATION

The Board has an orientation and on-boarding program as part of its effort to integrate new directors in their role and familiarize them with the company. The company also provides continuing education for all directors.

New Director Orientation Our orientation program is tailored to the needs of each new director depending on his or her level of experience serving on other boards and knowledge of the company or industry acquired before joining the Board. Materials provided to new directors include information on the company’s business plan, financial matters, corporate governance practices, the Code of Business Conduct and Ethics ("Code of Conduct"), and other key policies and practices. New directors meet with the Chairman and Chief Executive Officer, executive officers and other members of senior management for briefings on the executives’ responsibilities, programs and challenges. New directors are invited for tours of our properties, including the visitor experience of the Observatory at the Empire State Building. New Audit Committee members meet with representatives from our independent registered accounting firm.

Continuing Director Education Representatives of management brief the Board regularly on topics designed to provide directors a deeper understanding of various aspects of our business. Continuing director education is provided during portions of Board and committee meetings and other Board discussions. Our focus is on items necessary to enable the Board to consider effectively longer-term strategic issues and topics that address their fiduciary responsibilities. During 2019, for example, the Board received a presentation from the company’s Chief Technology Officer on the company’s technology strategy, including IT process and operating model, new technology initiatives for document processing, sharing, and storage, and cybersecurity initiatives. The Audit Committee devotes time to educating committee members about new accounting rules and standards and topics necessary to a good understanding of our accounting practices and financial statements. The Nominating and Corporate Governance Committee receives presentations by legal advisors on topics such as governance trends and shareholder activism. The Board uses property visits as a regular part of education. Our Board’s engagement in the company’s business, such as these on-site visits at our properties and the Observatory, provides it with useful information and perspectives that enhance its performance.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD MEETINGS AND ATTENDANCE

DIRECTOR INDEPENDENCE

Background

Our Corporate Governance Guidelines provide that a majority of our directors serving on our Board of Directors must be independent as required by the listing standards of the New York Stock Exchange ("NYSE"). In addition, our Board of Directors has adopted director independence standards that assist our Board of Directors in making determinations with respect to the independence of directors.

Independence Determinations Made by Our Board of Directors

Our Board of Directors has determined, based upon its review of all relevant facts and circumstances and after considering all applicable relationships of which our Board of Directors has knowledge between or among the directors and the company or our management, that each of our directors, other than Anthony E. Malkin, has no material relationship with us (either directly or as a partner, stockholder, director or officer of an organization that has a relationship with us) and is "independent" as defined in the NYSE listing standards and our director independence standards. No director participated in the final determination of his or her own independence.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

The independent members of our Board of Directors meet in are part of our management. The executive sessions are chaired executive session during each regularly scheduled meeting of by our Lead Independent Director.

our Board of Directors without the presence of any persons who

BOARD MEETINGS AND ATTENDANCE

During 2019, our Board of Directors held four meetings and acted of our Board of Directors and of each committee of our Board of by unanimous written consent on four occasions. Directors on which such director served.

In 2019, except for one absence by one director from one

committee meeting, each director attended 100% of the meetings

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD COMMITTEES

BOARD COMMITTEES

Our Board has four standing committees: an Audit Committee, a Compensation Committee, a Finance Committee and a Nominating and Corporate Governance Committee. The current charter for each of these committees is available on our corporate website at www.empirestaterealtytrust.com in the "Investors/Governance Documents" section.

AUDIT COMMITTEE

MEMBERS: We have adopted an Audit Committee Charter, which outlines the principal functions of the Audit

S. Michael Giliberto (Chair) Leslie D. Biddle Thomas J. DeRosa Meetings held in 2019: 11 Committee, including assisting our Board of Directors in the oversight of: ■ our financial reporting, auditing and internal control activities, including the integrity of our financial statements; ■ our compliance with legal and regulatory requirements and ethical behavior; ■ the independent auditor’s qualifications and independence; ■ the performance of our internal audit function and independent auditor; and ■ the preparation of Audit Committee reports for inclusion in this Proxy Statement. The Audit Committee is also responsible for: ■ Engagement with our independent registered public accounting firm; ■ Review with our independent registered public accounting firm of the plans and results of the audit engagement; ■ Approval of professional services provided by our independent registered public accounting firm; ■ Review of the independence of our independent registered public accounting firm, ■ Consideration of the range of audit and non-audit fees; and ■ Review of the adequacy of our internal accounting controls. Additional information regarding the functions performed by our Audit Committee is set forth in the "Audit Committee Report" included in this Proxy Statement on page 86. Each of the current members of the Audit Committee is "independent" and "financially literate" as such terms are defined by the applicable rules of the SEC and/or NYSE. Our Board of Directors has also determined that each of them is an "audit committee financial expert" as defined in the rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002, as amended.

COMPENSATION COMMITTEE

MEMBERS: We have adopted a Compensation Committee Charter, which outlines the principal functions of the

James D. Robinson IV (Chair) Steven J. Gilbert Meetings held in 2019: 5 Compensation Committee, which include: ■ review and approve on an annual basis the corporate goals and objectives relevant to the compensation paid by us to our Chief Executive Officer and the other members of our senior management team, evaluating the performance of our Chief Executive Officer and the other members of our senior management team in light of such goals and objectives, and determining and approving the remuneration of our Chief Executive Officer and the other members of our senior management team based on such evaluation; ■ with advice from an independent consultant, review and make recommendations to the Board of Directors with respect to non-executive director compensation; ■ oversee any equity-based remuneration plans and programs; ■ assist our Board of Directors and its Chairman in overseeing the development of executive succession plans; ■ prepare and recommend to the Board of Directors for inclusion in the annual proxy statement the Compensation Committee report; and ■ retain and approve the compensation of any compensation advisors and evaluating the independence of any such compensation advisors. Each of the current members of the Compensation Committee is "independent" as defined by the applicable rules of the NYSE and is a "non-employee director" as defined by the applicable rules and regulations of the SEC.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

FINANCE COMMITTEE

MEMBERS: We have adopted a Finance Committee Charter, which outlines the principal functions of the Finance

William H. Berkman (Chair) Steven J. Gilbert S. Michael Giliberto Patricia S. Han Meetings held in 2019: 4 Committee, which include: ■ assist the Board of Directors in its oversight of our capital structure, financial policies and strategies; and ■ at the request of the Board of Directors, provide advice to management, and a vote on management’s recommendations to the Board of Directors, regarding the debt and equity structure of the company, which may include: (i) the company’s credit rating strategies, (ii) the company’s hedging program, if any, and the policies and procedures governing the use of financial instruments, and (iii) material terms of the company’s issuance of debt and equity securities and authorization for stock repurchases and stock splits.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

MEMBERS: We have adopted a Nominating and Corporate Governance Committee Charter, which outlines the principal

James D. Robinson IV (Chair) William H. Berkman Leslie D. Biddle Steven J. Gilbert S. Michael Giliberto Patricia S. Han Meetings held in 2019: 4 functions of the Nominating and Corporate Governance Committee, which include: ■ provide counsel to our Board of Directors with respect to the organization, function and composition of our Board of Directors and its committees; ■ develop and implement procedures and exercising oversight of our Board’s annual self-evaluation and evaluation of management and reporting same to our Board; ■ periodically review and, if appropriate, recommend to our Board of Directors changes to, our corporate governance policies and procedures, including our Code of Conduct; ■ identify and recommend to our Board of Directors potential director candidates for nomination; and ■ recommend to our Board of Directors the appointment of each of our executive officers. Each of the current members of the Nominating and Corporate Governance Committee is "independent" as such term is defined by the applicable rules of the NYSE.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

We have a process by which stockholders and/or other parties may communicate with our Board of Directors, our independent directors as a group, or our individual directors by e-mail or regular mail. Any such communication may be made anonymously. All communications by e-mail should be sent to Investor Relations at ir@empirestaterealtytrust.com. Communications sent by regular mail should be sent to the attention of the Board of Directors, the Independent Directors, the Lead Independent Director, any of the Chairs of the Audit Committee, Compensation Committee, Finance Committee, or Nominating and Corporate Governance Committee, in each instance in care of the company’s Chief Financial Officer at the company’s office at 111 West 33rd Street, 12th Floor, New York, New York 10120.

The company’s Chief Financial Officer will review each communication received in accordance with this process to determine whether the communication requires immediate action. All appropriate communications received, or a summary of such communications, will then be forwarded to the appropriate member(s) of our Board of Directors. However, we reserve the right to disregard any communication which the company’s Chief Financial Officer determines is unduly hostile, threatening, illegal, unrelated to the company, or otherwise inappropriate.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

We have a commitment to integrated portfolio-wide strategies for environmental, social and governance ("ESG”) initiatives. ESG principles play an important role in our capital allocation, innovation process and the way in which we interact with our stakeholders. Disclosure about our ESG practices allows our stockholders to see our company holistically and understand its trajectory beyond fundamentals and financial metrics. This section of our Proxy Statement contains information about a variety of our ESG practices, which we pursue in a manner which ultimately benefits our stockholders and positions us to be an industry leader. Additional information about the corporate governance of our company is also included in other sections of this Proxy Statement.

ESG HIGHLIGHTS

Key ESG Appointments

■ Dana Robbins Schneider: Senior Vice President, Director of Energy and Sustainability

- Leads sustainability initiatives and our portfolio-wide best practices

■ Justine M. Urbaites: Senior Vice President, Senior Leasing Counsel & Director of ESG

- Reports to the Board of Directors on ESG; leads and oversees all ESG matters and initiatives

Environmental Sustainability Highlights

■

■

■

■

■

■

■

■

76% ENERGY STAR Certified in 2019 even with more stringent requirements set by the EPA

82 average energy star Score

LEED EB v4 Gold Certification at Empire State Building

8.4% reduction in water consumption

5% reduction in energy use intensity (use of energy per square foot per year)

4% reduction in greenhouse gas emissions

10.6% reduction in waste tons per square foot

100% renewable energy at Empire State Building

Social Highlights

■

■

■

■

Greater investment in human capital through funding of training and leadership programs

Enhanced engagement with key stakeholders (employees, investors, tenants, surrounding community)

Expanded company culture initiatives to bring our employees together and encourage group thought and collaboration

Our Chairman and Chief Executive Officer, Anthony E. Malkin is a recognized leader on sustainability initiatives for our local and national community

- Sole New York City owner member of NYC Climate Mobilization Local Law 97 Advisory Board

- Chairman of Real Estate Roundtable Sustainability Policy Advisory Committee

Governance Highlights

■

■

■

Board of Directors oversight of ESG initiatives and matters;

Inclusion of an ESG metric as a component of the 2020 annual incentive compensation with 10% weighting (bonus payable in 2021) for our named executive officers, Director of ESG, Director of Energy and Sustainability and others identified by our CEO to the extent involved;

Enhanced our Board of Directors with the addition of Patricia S. Han who brings over 20 years of leadership in social media, digital commerce, and technology

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES
ENVIRONMENTAL SUSTAINABILITY

ENVIRONMENTAL SUSTAINABILITY

Our sustainability initiatives are a critical component of our commitment to corporate responsibility. Our focus is on facts reported clearly, and our innovation in sustainability gives us a competitive edge as we compete to lease space to quality tenants, and thus improve stockholder value.

We integrate strategies for energy efficiency and sustainability across our entire portfolio. We have requirements in our buildings for practices to enhance the health and wellness of our building occupants during design, construction, operations and maintenance. Our sustainability program is structured around quantifiable improvement in key areas, including: energy efficiency, water efficiency, recycling and waste diversion and healthy work environments for our tenants and employees (indoor environmental quality, or "IEQ"). Key performance indicators allow us to measure the success of our sustainability efforts.


Key Performance Indicators
ENERGY
WASTE
WATER
IEQ
Health
Wellness
Productivity

Thought Leadership, Awards and Recognition

We are proud to be leaders in the industry and leverage our embedded sustainability expertise and engagement in the industry to define sustainability in real estate. We have also achieved recognition for our leadership in energy performance, green leasing, purchasing of renewable energy.

- #1 most energy efficient REIT in NYC per Morgan Stanley Investor Report based on $kgCO_2e$ per square foot
- Member of Mayors NYC Carbon Challenge since inception
- Sole owner member of NYC Climate Mobilization Local Law 97 Advisory Board
- Technical Working Group for NYC 80X50
- Real Estate Roundtable SPAC Leadership
  - Energy Star 2019 Update Working Group
  - eGrid Working Group
  - REC Working Group
  - Energy Star for Tenant Spaces
- ESRT developed the technology and practices which became the Urban Land Institute's Tenant Energy Optimization Program and Energy Star for Tenant Spaces.
- We have received the Environmental Protection Agency's Energy Star Green Power and Green Lease Leaders Awards.

EMPIRE STATE REALTY TRUST I 2020 PROXY STATEMENT 25

ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

ENVIRONMENTAL SUSTAINABILITY

Stakeholder Engagement

Stakeholder engagement is critically important to achieving our sustainability goals. We continue to grow our sustainability initiatives based upon innovation and continuous feedback from our tenants and other constituents.

■ Sustainability Committee: ESRT’s Sustainability Committee is led by our Director of Energy and Sustainability, and supported by the property management teams across our portfolio. The Sustainability Committee meets quarterly, and its standing members include our Chairman and Chief Executive Officer, other named executive officers, our Director of Leasing, a number of our senior executives including our Director of ESG, and property construction and operations executives. The Sustainability Committee’s agenda has evolved over time to reflect the company’s proactive leadership and commitment to results.

■ Property Management Teams & Employees: We host monthly training sessions with building engineers and property managers, brokers, project managers and other employees to ensure a comprehensive approach to performance, technology adoption and advanced best practices.

■ Tenants: We have a comprehensive approach to tenant engagement to drive energy efficiency measures. Because our tenants’ energy usage impacts our overall building performance, we partner with our tenants to drive ROI-based energy efficiency. Our energy efficiency practices not only help save tenants money

Goals, Initiatives, Key Performance Indicators

ESRT is committed to monitor, measure, and report performance for energy, greenhouse gas emissions, water, and waste. We comprehensively goal-set, track and report for our sustainability program, via our portfolio sustainability matrix that is built through reduced direct utility costs, but they also create healthy workplace environments. To the extent the energy sources we use produce carbon, there are lower carbon emissions from our comprehensive work. We provide education and engagement with our tenants at annual town hall meetings, one-on-one customized meetings, Green Committee meetings, education materials in emails and on our elevator screens, and building events.

- High performance design and construction guidelines are integrated into all of our leases. These guidelines include performance-based criteria for energy, water, healthy IEQ, responsible materials specifications and waste diversion. Our lease requirements allow for collaboration between tenant and landlord to achieve efficiency improvements. We share energy, water, waste and IEQ data with our tenants and provide them with expertise and on-going advice to ensure continued efficient performance.

- Monitoring and verification of energy efficiency measures in tenant spaces

■ Environmental Plans & Policies: We have developed environmental plans and standard operating policies such as our High Performance Design and Construction Guidelines that establish stringent industry-leading guidelines for all operations for energy, greenhouse gas emissions, water, waste, and indoor environmental quality.

around investment and return-oriented measures of success and verified benefits to our employees and tenants. We believe our approach advances our sustainability and our tenants’ goals with quantifiable results.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

ENVIRONMENTAL SUSTAINABILITY

PORTFOLIO SUSTAINABILITY MATRIX

A summary version of our portfolio sustainability matrix is included below. It is our customized approach to depicting comprehensive efficiency and sustainability initiatives at our properties. An in-depth version of the portfolio sustainability matrix, along with other data, information and achievements regarding our sustainability program, is available on our website at www.empirestaterealtytrust.com/ about-us/sustainability.

Key Sustainability Focus Area

In Total Portfolio Wherever Practical

Sustainability Program Management

Sustainability Committee

Annual & Long Term Sustainability Targets

Tenant Engagement & Education Programs

Leadership & Sharing

Energy Initiatives

Whole Building Energy Retrofit Analysis (Replicate ESB Model)

High Performance Tenant Installation Required per Lease

Utilities Billed by Submetering (as installed)

Demand Response/Peak Load Shaving

Water Initiatives

Ultra-low flow fixtures

Reduce process/HVAC water use

Waste Initiatives

Waste Management/Recycling

Construction Debris

Comprehensive Waste Diversion for Tenant Waste

Separate Electronic Recycling

Dual Stream Recycling

Indoor Environmental Quality (IEQ) Initiatives

Green Cleaning Products and Practices

Green Pest Management Products and Practices

Ongoing IEQ Testing

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

ENVIRONMENTAL SUSTAINABILITY

GOALS

ESRT IS COMMITTED TO:

Energy & Greenhouse Gas Emissions

■ Support NYC’s carbon reduction goal to reduce greenhouse gas emissions 80% by 2050 and the interim target to reduce greenhouse gas emissions 40% by 2030

■ Strive to achieve ENERGY STAR Certifications across the portfolio where feasible

Waste & Recycling

■ Reduce waste generation 5% year over year

■ Perform waste audits at 100% of buildings in 2020

Water

■ Continue to implement standards for low-flow fixtures that are 40-50% better than code for all restroom renovations

■ Implement real-time water metering software across portfolio wherever feasible

■ Reduce water usage 2% year-over-year

Indoor Environmental Quality

■ Meet or exceed ASHRAE 62.1 standards for ventilation

■ High Performance Design & Construction Guidelines require no or low VOC materials and no Red List Materials

■ Perform comprehensive annual indoor air quality testing at all properties

■ 100% of properties have implemented standard operating procedures for green cleaning and integrated pest management practices

■ Procurement Requirements: ESRT prioritizes environmentally preferable purchasing including establishing sustainability requirements for operations and as part of the evaluation criteria for vendor contracts

Reporting & Certifications

■ Respond to the Global Real Estate Sustainability Benchmark (GRESB) Real Estate Assessment in 2020 and participate in the GRESB Resilience Module

■ Pursue Fitwel Certifications where feasible

■ Perform third-party data verification for energy, greenhouse gas emissions, water, and waste aligned with ISO 14064-3

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES
ENVIRONMENTAL SUSTAINABILITY

SUSTAINABILITY INITIATIVES/KPI'S

KEY PERFORMANCE INDICATORS

ENERGY

- ROI-driven Energy Conservation Measure development and implementation
- Energy Star and Energy Star for Tenant Spaces
- Real-Time Energy Management
- Tenant Energy Audits
- Tenant Energy Management Software Programs
- 100% Renewable Energy at Empire State Building
- High Performance Design & Construction Guidelines for Tenants

WATER

- Ultra-low flow fixtures for water closets, urinals, sinks, showers
- Audits of water utility usage
- Process/HVAC water efficiency for water used for cooling and heating
- Submetering to monitor and manage water usage
- Use Wint real time water metering to monitor and measure performance across portfolio where feasible

WASTE

- Aggressive waste diversion strategies to meet and exceed NYC legislation
- Audits of waste usage overall and in tenant spaces
- Tenant education on recycling best practice
- Composting pilots
- Furniture Reuse and Donation Program

IEQ

- IEQ testing in all properties
- No/low Volatile Organic Compound (VOC) materials
- Active air purification
- Demand Controlled Ventilation and CO_2 sensors throughout spaces as standard practice
- MERV 13 Filters
- Green cleaning and integrated pest management practices required at all properties

PERFORMANCE

ENERGY & GREENHOUSE GAS EMISSIONS

We completed a groundbreaking deep energy retrofit project at the Empire State Building, which serves as the leading global model demonstrating the business case for deep energy retrofits. All project information is publicly available and open source at *www.esbsustainability.com*. We developed practices for high performing tenant installations, and our Chairman and Chief Executive Officer led the program which made that information available as the Tenant Energy Optimization Program at the Urban Land Institute for which project information is publicly available and open source at *https://tenantenergy.uli.org*.

We implement this work throughout our entire portfolio. Our team of experts conducts on-going monitoring, verification and Tenant Energy Management (TEM) analytics. Based upon the latest methodology, which is far more stringent based on updates to Energy Star benchmarking data and methodology as of August 2019, 76% of our eligible office portfolio measured by square feet is Energy Star Certified. Energy Star-certified buildings meet strict energy performance standards set by the Environmental Protection Agency. They use less energy, are less expensive to operate, and have a reduced impact on the environment.

ESRT ENERGY STAR CERTIFICATIONS

ENERGY STAR

82[(1)]

Average ENERGY STAR Score
(eligible properties)


Average ENERGY STAR Score
90
80
70
60
50
84
82
84
84
84
82
ESRT
minimum eligible score and
NYC 2017 median office
national median score
2014
2015
2016
2017
2018
2019
Calendar Year

9
PROPERTIES

TOTALING
7.1MM SQ.FT.

76%
OF OUR ELIGIBLE FLOOR AREA MEASURED BY SQUARE FEET IS **ENERGY STAR CERTIFIED**

(1) *Based upon the latest methodology and available certified scores.*

EMPIRE STATE REALTY TRUST | 2020 PROXY STATEMENT 29

ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

ENVIRONMENTAL SUSTAINABILITY

SOURCE ENERGY USE INTENSITY

The chart to the right shows our annual average energy use per square foot across our portfolio and the applicable year-end occupancy percentage.

Total Occupancy %

GREENHOUSE GAS EMISSIONS

Absolute

53,106 MTCO2e

SCOPE 1 AND 2 EMISSIONS

Historical Use Intensity

Total Occupancy %

WATER USE REDUCTION

We implement water conservation initiatives such as ultra-low flow water closets, urinals, lavatory sinks and efficient cleaning and landscaping policies. Aggregate water usage across our portfolio may vary year-over-year based upon factors such as weather, building population at different points during the year and changes in retail usage in the building. Below are several of our historical water use metrics that demonstrate the aggregate results of our water use reduction efforts across our portfolio over time, alongside the applicable year-end occupancy percentage:

WATER USE

Absolute

154,760kgal

2014 162,562

201 5 1 59,223

2016 154,023

2017 154,500

2018 168,950

2019 154,760

Historical Use Intensity®®

E

ir>

21.0

20.0

19.0

18^^67^886^S8A3% (880% (gj^^^SSSM (8

17.0 -------•------- •

16.0 ■

150

140

130

120

110

10.0

201 4 201 5 2016 201 7 201 8(3’ 201 9

U)

CALENDAR YEAR

Total Occupancy %

(1) As measured by New York City Department of Environmental Protection billing data, which is subject to adjustment, typically within 12-18 months after a calendar year

(2) Building population may vary from occupancy figures shown, which are defined by lease commencement.

(3) Construction projects and other factors produced increase in water use in 2018.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

SOCIAL INITIATIVES

WASTE MANAGEMENT AND RECYCLING

We recycle tenant waste and construction debris throughout our entire portfolio. Our goal is to increase recycling diversion rates and the types of materials recycled, both in daily waste and in renovation and new construction. Our team provides tenant education programs to ensure waste is diverted from landfills at every step, from the individual employee, to the bins on tenants’ floors, to the cleaning team, to the waste hauler and customized recycling, reuse and donation programs. We continue to identify opportunities to track and report waste at each property and work closely with property management teams and our partners to ensure all waste is being collected and diverted in accordance with ESRT’s guidelines.

INDOOR ENVIRONMENTAL QUALITY

In an effort to improve the IEQ in our buildings, we have upgraded our systems to improve efficiencies and tenant comfort levels through demand-controlled ventilation, CO2 sensors, air purification systems and the installation of higher performance air filters. Furthermore, we and our tenants are required to use low or no Volatile Organic Compound ("VOC”) paints, wall covering, carpet, base, and adhesives in all projects. We have implemented best practices in green cleaning, using Green Seal products and practices, as well as integrated pest management ("IPM”) procedures, including the use of Green Shield Certified products and vendors to minimize the impact to the environment and the overall well-being of our tenants. We perform regular IEQ testing to ensure all VOCs, particulate matter, CO2, CO and other contaminants remain below the most stringent acceptable levels. The graphic above shows the greenhouse gas emissions associated with the energy use in our buildings and the applicable year-end occupancy percentage.

SOCIAL INITIATIVES

Our people are a critical part of our community and drive our success. Who we are is what we do. ESRT fosters a diverse workplace where employees are empowered through training and development programs to deliver our corporate values to our community at large. How we engage within our community and bring people together defines us a company. We take the responsibility of corporate citizenship seriously and encourage the same of our employees.

Our Community: Employees, Tenants, Investors and Our Surrounding Community

We help our emploees excel and thrive.

We are committed to our community.

We tune into our tenants’ needs.

We invest our time with our investors.

■ New learning & development initiatives

■ Greater emphasis on employee safety, health and wellness, & employee benefits

■ Diverse & inclusive culture

■ Enhanced company culture initiatives

■ Well amenitized properties throughout our portfolio

■ Tenant satisfaction & engagement

■ Tenant education programs

■ Greater emphasis on 1:1 investor engagement

■ Dedication to solicitation of investor feedback

■ Increased disclosures and transparency in key ESG areas

■ Leadership positions on various New York city boards and committees

■ Participation in and sponsorship of charitable events

■ Lighting up the Empire State Building for social causes

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

SOCIAL INITIATIVES

OUR EMPLOYEES

INVESTMENT IN HUMAN CAPITAL: LEARNING & DEVELOPMENT INITIATIVES

We are fully committed to investment in the personal and professional development of our people. This year we implemented an employee led Training and Development Committee which resulted in the following:

■ Extensive online educational platform that assists corporate employees in developing business, technology-related and creative skills through more than 7,000 expert led course videos;

- since our company-wide launch in July 201 9, approximately 85% of corporate employees have browsed content and 65% have engaged in coursework;

■ Manager leadership and communication training including, specific training on gender differences in communication styles;

■ Compliance training for discrimination and anti-harassment;

■ Annual Employee Engagement Survey in Q1 of each year to measure our corporate employee’s overall satisfaction with our company:

- 91% of employees reported having strong partnerships with their colleagues

- 86% of employees were proud to work at ESRT

- 84% of employees felt their colleagues are committed to doing quality work

- Following 2018’s Employee Engagement Survey we:

■ formed the employee led Training and Development Committee and the resulting learning initiatives noted above derived from the committee

■ engaged a customer service consultant to develop and facilitate tailored trainings for IT, HR, Property Management, and the Observatory

■ Engagement of an outside learning & development consultant to rebrand and expand ESRT’s learning program Empire Academy (f/k/a ESRT University); and

■ Greater emphasis from senior management on cross departmental learning and collaboration, outside training and networking for all employees.

We also continued our effective efforts with our:

■ Empire Academy (f/k/a ESRT University) program, which provides company-wide, monthly educational seminars on a variety of topics such as public speaking, sustainability initiatives, social media trends and U.S. tax reform;

■ Enhanced employee performance review process which allows candid feedback from managers and direct reports twice a year; and

■ Focus on mentorship, career development and internal promotion for interested, qualified employees based on skills.

EMPLOYEE SAFETY, HEALTH & WELLNESS, & EMPLOYEE BENEFITS

The safety, health and wellness of our employees and their families are a primary focus for us. We offer a range of programs and a robust, comprehensive benefits package to our corporate employees to support this. Some examples include:

Employee Safety ■ Emergency response training ■ Crisis management team and training

■ Mandatory First Aid/OSHA training ■ On site mandatory fire safety training ■ Business continuity planning

Employee Health & Wellness ■ Quarterly company-wide wellness programs providing guidance on nutrition, stress management, sickness prevention and general healthy living ■ Annual health fairs offering a variety of health care services such as biometric screenings, massage therapy, and blood pressure and cholesterol screenings ■ Company-wide athletic events such as beach volleyball, spin class, and bowling organized by our employee led ESRT Athletics Club ■ Annual participation in the J.P. Morgan Corporate Challenge (charity race)

Employee Benefits ■ Employee Assistance Program which provides professional assistance in connection with various personal challenges, such as depression, financial difficulties and elder care

■ Tuition assistance program ■ Medical cost advocate ■ Free membership to esrt state-of-the-art fitness centers ■ Telemental health assistance and sweat equity gym reimbursement offered through insurance ■ Standing/ergonomic desks ■ Collaborative open work spaces with abundant natural light and ventilation at our corporate headquarters ■ Flex-time summer Fridays

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

SOCIAL INITIATIVES

DIVERSE AND INCLUSIVE CULTURE

We are committed to maintaining a work environment in which all individuals are treated with respect and dignity. Each individual has the right to work in an environment that promotes equal opportunities and prohibits discriminatory practices, including sexual and other discriminatory harassment and retaliation. In keeping with this commitment, we will not tolerate unlawful discrimination (including any form of unlawful harassment or retaliation) at work or in work-related settings by or against anyone.

We pride ourselves on our employees’ enjoyment of a diverse and inclusive culture which we constantly strive to enhance.

Most recently we:

Expanded our Board Hired a new Senior Vice President of Hired a new Chief Expanded the role of our long serving of Directors to include Energy and Sustainability Technology Officer Senior Vice President and Senior Leasing

Patricia S. Han Counsel to include Director of ESG

COMPANY CULTURE INITIATIVES

ESRT is dedicated to improving our corporate culture to maximize talent attraction, employee retention and productivity. Since 2015,

ESRT has dramatically expanded company culture initiatives:

■ Quarterly CEO Q&A sessions

■ Monthly small group lunches with a named executive officer

■ Monthly ESRT newsletters (HR Muscle and Budget Muscle) informing employees of important developments from our human resources department and budgeting team

■ Company wide recognition of employee contributions through Wise Owl Awards and Empire Accolades announced in HR Muscle:

- In 2019, 82% of employees received an Empire Accolade

■ Monthly employee led birthday celebrations

■ Employee appreciation events held bi-annually (summer event & holiday party)

■ Employee Led Cross-Departmental Committees to:

- spearhead social initiatives such as the ESRT Culture Committee and the ESRT Training and Development Committee; and

- impact ESRT management/policy such as the ESRT Employee Manual Committee aimed at enhancing the employee manual and the ESRT Profit Enhancement Committee

OUR TENANTS

ESRT is not about buildings, it is about service. Our tenants are our customers and key partners. Thus, we aim to consistently maximize and improve the quality of their experience. From the outset, tenants enjoy our fully amenitized, modernized assets situated in central locations with easy access to mass-transit. Examples of amenities found at many of our properties include:

■ Bike rooms;

■ In-building dining options (e.g. Shake Shack, State Grill and Bar, Starbucks);

■ Tenant only conference centers;

■ In-building retailers (e.g. Target, HSBC, Duane Reade); and

■ Tenant only fitness centers at the Empire State Building and most suburban office properties.

In addition, we have recently launched our ESRT Turnkey Suites program which provides cost effective, pre-built solutions for

OUR INVESTORS

Investor engagement is essential to our success. We are consistently soliciting feedback from our investors to better understand their views and what matters most. Our senior management team engages with our stockholders throughout the year in a variety of forums with a more recent emphasis on 1:1 engagement. Some direct results of our investor engagement tenants such as moving consultants, IT support and furnished pre-built suites w/ ergonomic desks.

We engage with and solicit feedback from our tenants annually through our tenant satisfaction survey to ensure we are meeting or exceeding their expectations. Tenant engagement is critical to our overall success and more specifically to our sustainability work. We partner with our tenants on all construction and renovation projects to prioritize energy optimization thereby reducing our tenants’ bottom lines and reducing our buildings’ energy usage and consumption. To evidence our commitment, our leases incorporate green leasing provisions which include our High Performance Design and Construction Guidelines throughout our portfolio. Our Director of Energy and Sustainability hosts educational town halls to educate our tenants and is available to meet 1:1 with tenants upon request. We also emphasize and promote sustainability education through Captivate displays in our elevators.

include increased disclosures in key ESG areas of energy, water, waste, emissions & indoor environmental quality and enhanced communications on our social initiatives. Please also refer to the Stockholder Outreach section which can be found on page 34 of this Proxy Statement.

EMPIRE STATE REALTY TRUST I 2020 PROXY STATEMENT 33

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

GOVERNANCE ENHANCEMENTS

OUR COMMUNITY

We are present and actively engaged within our communities. In addition to our charitable donations, we believe in developing a strong relationship with our surrounding communities.

Lightings of the Empire State Building for . Social Causes ..

■ Real Estate Roundtable SPAC

Leadership

■ Member of Urban Green Board of Directors

■ Member of REBNY Sustainability Committee

■ Proactive leadership at federal, state and city levels for Local Law 97

■ Challenged Athletes Foundation is the official charity of the Empire State Building Run Up.

■ Examples of our annual charitable donations and event participations include:

- Big Brothers and Big Sisters of New York City

- FDNY Foundation

- Real Estate and Construction Council Gala

- Runway of Dreams Foundation

- Alzheimer’s Association Caring to Remember Event

- Urban Land Institute NY

- March of Dimes

■ The Empire State Building lights up 365 days a year.

■ More than 1/3 of these lightings are for social causes such as:

- Special anniversaries (e.g. Guggenheim Museum)

- Holidays (both national and international holidays)

- Key sporting events (e.g. Super Bowl, Women’s soccer victory)

- Charitable causes (e.g. breast cancer awareness)

GOVERNANCE ENHANCEMENTS

Our goal is to enhance continually our governance practices, ensure they meet with best-in-class practices for our industry and maintain transparent communications to our stockholders.

Stockholder Outreach

Our Board of Directors and senior management believe that engaging in stockholder outreach is an essential element of strong corporate governance. We strive for a collaborative approach on issues of importance to investors and continually seek to understand better the views of our investors. Our senior management team engages with our stockholders throughout the year in a variety of forums and discusses, among other things, our business strategy and overall performance, executive compensation program and corporate governance.

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES
GOVERNANCE ENHANCEMENTS

Leading up to our 2019 annual stockholders meeting, our Lead Independent Director, the Chairman of the Compensation Committee, other directors, and/or members of senior management contacted more than 50 stockholders representing more than 86% of our outstanding Class A common stock regarding matters to be voted on at the meeting, including executive compensation, corporate governance, and related matters of interest to the stockholders. As part of our on-going routine, we shared the feedback received during the stockholder outreach process with all members of the Board, who discuss it and consider it as a point of reference in all actions we have taken to date which follow, as further discussed below.

2018

MARCH

Adopted proxy access bylaw provision

2019

MARCH

Adopted a bylaw provision providing our stockholders with the right to amend our bylaws

SEPTEMBER

- Expanded the board of directors to include Patricia S. Han

DECEMBER

- Codified guidelines for our lead director
- Implemented board oversight of ESG

2020

FEBRUARY

- Modified policy regarding director tenure
- Included ESG metrics for determination of the 2020 annual incentive compensation (bonus payable in 2021)

ESG Metric for Compensation

In February 2020, the Board of Directors adopted the inclusion of an ESG metric as a subjective component of the 2020 annual incentive compensation with 10% weighting (bonus payable in 2021) for our named executive officers, Director of ESG, Director of Energy and Sustainability and others identified by our CEO to the extent involved.

The ESG metrics that will be evaluated include:

- our commitment to address and assess opportunities to reduce energy consumption and greenhouse gas equivalent emissions through
  - research, projection, and modeling;
  - use of New York City's 40 x 30 and 80 x 50 as reference objectives for energy and emissions reduction; and
  - work with state and city to advance research and practice adoption;
- advancements of social/cultural initiatives throughout the company;
- expansions in ESG reporting (broader disclosure on energy, water, waste, & emissions performance)
  - anticipated participation in GRESB and Fitwel

Director Tenure

In February 2020, the Board of Directors approved an amendment to our policy addressing director tenure in our Corporate Governance Guidelines. The modified policy seeks a balance of (a) new perspectives and refreshed composition and (b) long-tenured experience and continuity when evaluating director tenure. The policy expressly recognizes that a director's term should not extend beyond such director's ability to contribute and such director's commitment to the Board, as evidenced by Board and committee meeting attendance and participation.

Written Guidelines for Lead Director

In December 2019, we codified our lead independent director's rights and responsibilities in our Corporate Governance Guidelines, to call and chair executive sessions of the independent directors, review and comment on Board agendas prior to meetings, facilitate communications, resolve any conflict among directors or between directors and senior management, and consult with and provide counsel to our Chief Executive Officer as needed or requested. In accordance with such Guidelines, our Lead Independent Director is elected annually by a majority of the independent directors.

EMPIRE STATE REALTY TRUST I 2020 PROXY STATEMENT 35

ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

CORPORATE GOVERNANCE POLICIES AND PRACTICES

Board Oversight of ESG

In mid-September 2019, Justine M. Urbaites’ rote as SVP and Senior Leasing Counsel was expanded to include the rote of Director of ESG. In this new capacity, Ms. Urbaites witt report to the Board of Directors, which witt oversee att ESG initiatives and matters.

Stockholder Amendment of the Bylaws

In March 2019, we provided our stockhotders with the right to amend our bytaws, co-extensive with the right of the Board to do the same. Our bytaws permit stockhotders of the company to amend the company’s bytaws by the affirmative vote of the hotders of a majority of att the votes entitted to be cast on the matter. Prior to the adoption of this bytaw provision, the exctusive power to amend the bytaws was vested in the Board of Directors. The Board of Directors continues to have the power to atter or repeat any bytaw provision, to adopt new bytaw provisions and to make new bytaws, co-extensive with the right of the stockhotders described here. A stockhotder amendment proposat may not adopt any provision inconsistent with the existing by-taw provisions regarding: (i) indemnification of directors and officers of the company or (ii) procedures for amendment of the bytaws, in either case, without the approvat of the Board of Directors.

Proxy Access

In March 2018, we adopted a proxy access bytaw provision, enabting a stockhotder, or group of no more than 20 stockhotders, meeting specified etigibitity requirements, to inctude director nominees in the company’s proxy materiats for our annuat meetings of stockhotders. The number of director nominees submitted pursuant to these provisions may not exceed 20% of the number of directors then in office. To be etigibte to utitize the proxy access provisions, a stockhotder, or group of stockhotders, must, among other requirements:

■ have owned shares of common stock equat to at teast 3% of the aggregate of the issued and outstanding shares of common stock of the company continuousty for at teast the prior three (3) years;

■ represent that such shares were acquired in the ordinary course of business and not with the intent to change or influence controt at the company and that such stockhotder or group does not presentty have such intent; and

■ provide a notice requesting the inctusion of director nominees in the company’s proxy materiats and provide other required information to the company not eartier than 150 days nor tater than 120 days prior to the first anniversary of the date of maiting of the notice for the preceding year’s annuat meeting of stockhotders (with adjustments if the date for the upcoming annuat meeting of stockhotders is advanced or detayed by more than 30 days from the anniversary date of the prior year’s annuat meeting).

Additionatty, att director nominees submitted through these provisions must be independent (pursuant to the requirements under the rutes of the NYSE, the SEC and any pubticty disctosed standards used by the Board of Directors, as wett as the audit committee and compensation committee independence requirements under the NYSE rutes) and meet specified additionat criteria. Stockhotders witt not be entitted to utitize this proxy access right at an annuat meeting if the company receives notice through its traditionat advanced notice bytaw provisions that a stockhotder intends to nominate a director at such meeting. The foregoing proxy access right is subject to additionat etigibitity, procedurat and disctosure requirements set forth in our bytaws. See atso "Director Nominees (Proxy Access)" on page 94.

20

3% / 3

years

A stockhotder, or group of no more than 20 stockhotders

Owning at teast 3% of the aggregate of the issued and outstanding common stock continuousty for at teast the prior three years

20%

To nominate and inctude in our proxy materiats the maximum number of director nominees that may be submitted pursuant to these provisions may not exceed 20% of the number of directors then in office.

CORPORATE GOVERNANCE POLICIES AND PRACTICES

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidetines which address significant issues of corporate governance, inctuding among others director quatification standards, director responsibitities, director access to management and independent advisors, director compensation, director orientation and continuing education, director setf-evatuation, management responsibitities, management succession, annuat performance evatuation of management by our Board of Directors,

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ENVIRONMENTAL, SOCIAL AND GOVERNANCE PRINCIPLES

CORPORATE GOVERNANCE POLICIES AND PRACTICES

and meeting procedures. These guidelines meet or exceed the listing standards adopted by the NYSE, on which our Class A common stock is listed. Our Nominating and Corporate Governance Committee is responsible for assessing and periodically reviewing the adequacy of the Corporate Governance Guidelines and will recommend, as appropriate, proposed changes to our Board of Directors.

Standards of Business Conduct, Ethics and Corporate Culture

Our corporate standards are clearly articulated so that they may be understood by every person at the company. To this end, the company has documented the Code of Conduct as well as a set of Guiding Principles that, together, provide the principles that govern

CODE OF BUSINESS CONDUCT AND ETHICS

Our Board of Directors has adopted the Code of Conduct, which applies to our directors, officers and employees and is reviewed and overseen by our Nominating and Corporate Governance Committee. We train our employees on the Code of Conduct on an annual basis and provide additional compliance training on key topics on a rotational basis, including insider trading, antiharassment and discrimination and cybersecurity. All employees are required annually to reaffirm their compliance with the Code of Conduct. The Code of Conduct’s focus is on maintaining a strong corporate culture that instills and enhances a sense of personal accountability. Among other matters, the Code of Conduct is designed to deter wrongdoing and to promote:

■ honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest involving personal and/ or professional relationships;

GUIDING PRINCIPLES

The company’s Guiding Principles are a compilation of authentic traits which made the company’s predecessor entities successful. These principles are intended to remind long-term team members, and acquaint new team members, regarding the company’s genuine characteristics which are important to the company’s past and its future success. Our Guiding Principles set forth five central tenets for the company:

■ ESRT is not about buildings, it is about service, and our service is our Brand;

■ ESRT is a Team;

■ ESRT acts on Knowledge: we do what we know; if we do not know, we ask, and if we do know, we teach;

■ ESRT relies on communication; and

WHISTLEBLOWER POLICY

Our Audit Committee has adopted procedures for (i) the anonymous and confidential submission by employees or other interested parties of complaints or concerns regarding violations of securities laws or questionable accounting, internal accounting controls or auditing matters, and (ii) the receipt, retention and treatment of employee complaints or concerns regarding such matters. If you wish to contact our Audit Committee to report employee conduct with our tenants and vendors, stockholders and one another, as well as with the markets and communities in which we do business.

■ fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

■ compliance with applicable governmental laws, rules and regulations; and

■ prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the Code of Conduct.

Employees are required to speak up about misconduct and report suspected or known Code of Conduct violations. The Code of Conduct prohibits retaliation against anyone who raises an issue or concern in good faith. Any waiver of the Code of Conduct for our directors or executive officers may be made only by our Board of Directors or one of our Board committees. We intend to disclose on our website any amendment to, or waiver of, any provision of the Code of Conduct that would be required to be disclosed under the rules of the SEC or the NYSE.

■ ESRT’s goal is Once Right: we look for development of repeatable processes to provide certainty and save time.

We are committed to internal transparency within our Company. You are encouraged to visit our website at www.empirestaterealtytrust.com to view or obtain copies of our Corporate Governance Guidelines and Code of Conduct. The information found on, or accessible through, our website is not incorporated into, and does not (including, with respect to environmental sustainability, as noted below) form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC. You may also obtain, free of charge, a copy of our Corporate Governance Guidelines and Code of Conduct by directing your request in writing to Corporate Secretary, Empire State Realty Trust, Inc., 111 West 33rd Street, 12th Floor, New York, New York 10120.

complaints or concerns relating to the financial reporting of our company, you may do so via our hotline at (855) 326-9626, via email at www.esrt.ethicspoint.com, or in writing to our General Counsel or the Chairman of our Audit Committee, Empire State Realty Trust, Inc., 111 West 33rd Street, 12th Floor, New York, New York 10120. Any such communication may be made anonymously.

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COMPENSATION OF DIRECTORS

Members of our Board of Directors who are not independent receive no additional compensation for their services as directors. Each independent director receives an annual base retainer for his or her services of $200,000. The annual base retainer is paid, at such director’s election, either:

■ 40% in cash and 60% in long-term incentive units of partnership interest in our operating partnership ("LTIP units") issued pursuant to the Empire State Realty Trust, Inc. Empire State Realty OP, L.P. 2019 Equity Incentive Plan (our "2019 Equity

Plan") and/or restricted shares of our Class A common stock under our 2019 Equity Plan; or

■ 100% in the form of such LTIP units and/or restricted shares of our Class A common stock,

in each case with such equity awards to vest pro rata on an annual basis over a period of three years.

Including the annual base retainer, the following table sets forth each element of annual compensation payable to our independent directors for their services:

Annual Compensation Amount

Independent Director Base Retainer (100% equity, or 60% equity/40% cash) 200,000

Lead Independent Director 75,000

Audit Committee Chair 15,000

Compensation Committee Chair 12,500

Finance Committee Chair 12,500

Nominating and Corporate Governance Committee Chair 10,000

Independent Director Committee Membership Fee 5,000

Fees for service as the Lead Independent Director and on committees of the Board of Directors are payable in cash. Independent directors and committee members are generally not eligible to receive fees for attending meetings of our Board of Directors or meetings of committees of our Board of Directors. However, to the extent that our Board of Directors or a particular committee meets in excess of eight times per annum, the independent director or committee members, as applicable, will receive a fee of $1,500 for attending each such meeting of the Board of Directors or meeting of the committee in excess of such threshold. We also reimburse each of our independent directors for his or her travel expenses incurred in connection with attendance at Board of Directors and committee meetings. In 2017, the Compensation Committee and Board of Directors consulted FPL Associates, an independent compensation consultant, regarding current levels and trends in director compensation at peer and other public companies, including a benchmarking analysis by the consultant, to assess the alignment of the company’s compensation policies with peers and market practice, and each year such consultant apprises the compensation committee with respect to any new director compensation trend.

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COMPENSATION OF DIRECTORS

The following table sets forth the compensation earned by each 2019, under a program which has not been materially changed in of our independent directors for the year ended December 31, the last three years:

2019 Director Compensation

Name111 Fees Earned Paid in Cash ($)(2) Fees Earned Paid In Stock Awards ($)(2)(3) Total ($)

William H. Berkman 17,500 200,000 217,500

Leslie D. Biddle 14,500 200,000 214,500

Thomas J. DeRosa 9,500 200,000 209,500

Steven J. Gilbert 1 70,000 1 20,000 290,000

S. Michael Giliberto 1 09,500 1 20,000 229,500

Patricia S. Han(4) 22,894 76,800 99,694

James D. Robinson IV 22,500 200,000 222,500

(1) The stock awards were made in the form of LTIP units that vest pro rata on an annual basis over a period of three years after the date of grant, subject to continued service as director and acceleration in the event of a termination of service on account of death or "disability" (as defined in our 2019 Equity Plan). Amounts shown do not reflect compensation actually received by the named director. Instead, the amount shown is the aggregate grant date fair value of LTIP units issued to the director as determined pursuant to Financial Accounting Standards Board's Accounting Standards Codification Topic 718 "Compensation — Stock Compensation," or FASB ASC Topic 718, which is equal to $14.70 per unit, for Ms. Biddle and Messrs. Berkman, DeRosa, Gilbert, Giliberto and Robinson, and $12.86 per unit for Ms. Han. The assumptions used to calculate the grant date fair value of such awards are set forth under Note 9 of the Notes to the 2019 Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(2) For the annual period beginning May 17, 2019, or in the case of Ms. Han, the portion of such annual period that began upon her election to the Board of Directors on September 25, 2019, Ms. Biddle and Messrs. Berkman, DeRosa and Robinson each elected to receive 100% of their annual base retainer in LTIP units, while Ms. Han and Messrs. Gilbert and Giliberto each elected to receive their annual base retainer 60% in LTIP units and 40% in cash.

(3) As of December 31, 2019, Messrs. Berkman and DeRosa each held 25,171 unvested LTIP units, Ms. Biddle held 25,171 unvested LTIP units, Mr. Gilbert held 16,395 unvested LTIP units, Mr Giliberto held 15,102 unvested LTIP units, Ms. Han held 5,972 unvested LTIP units, and Mr Robinson held 23,878 unvested LTIP units.

(4) Ms. Han's compensation reflects partial-year service, since she began her term as director on September 25, 2019.

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OUR CHAIRMAN EMERITUS AND EXECUTIVE OFFICERS

Set forth below is the biographical information regarding our Chairman Emeritus and executive officers who are not also directors.

Name	Age	Position
Anthony E. Malkin	57	Chairman and Chief Executive Officer
Peter L. Malkin	86	Chairman Emeritus
John B. Kessler	55	President and Chief Operating Officer
Thomas P. Durels	58	Executive Vice President, Real Estate
Thomas N. Keltner, Jr.	73	Executive Vice President, General Counsel and Secretary

PETER L. MALKIN

Chairman Emeritus

Peter L. Malkin is our Chairman Emeritus. Peter L. Malkin joined his father-in-law and Malkin Holdings LLC's co-founder, Lawrence A. Wien, as a principal of Malkin Holdings LLC in 1958, and was responsible for the syndication and supervision of property acquisitions and operations of Malkin Holdings LLC. Peter L. Malkin is the founding chairman and a director of the Grand Central Partnership, The 34th Street Partnership and The Fashion Center Business Improvement District, each of which is a not-for-profit organization that provides supplemental public safety, sanitation and capital improvement services to a designated area in midtown Manhattan. Peter L. Malkin is also Co-Chairman of the Emeritus Council of Directors of Lincoln Center for the Performing Arts, Inc. (having been the longest serving board member of that institution), Founding Chairman and currently Chairman Emeritus of the Dean's Council of the Harvard Kennedy School, Co-Chair Emeritus of The Real Estate Council of the Metropolitan Museum of New York, founding Co-Chair with Paul Newman and Co-Chair Emeritus of Chief Executives for Corporate Purpose, a member of the Global Wealth Management Advisory Committee of Bank of America, a member of the Advisory Committee of the Greenwich Japanese School, a partner in the New York City Partnership and a director of the Realty Foundation of New York. Peter L. Malkin received a bachelor's degree summa cum laude, Phi Beta Kappa, from Harvard College and a law degree magna cum laude from Harvard Law School.

JOHN B. KESSLER

President and Chief Operating Officer

John B. Kessler serves as our President and Chief Operating Officer. From 2010 to 2013, Mr. Kessler was a Managing Director in the credit business for Fortress Investment Group LLC (NYSE: FIG), where he focused on real estate. From 1993 to 2010, Mr. Kessler held various positions in real estate at Morgan Stanley (NYSE: MS), including Global Chief Financial Officer for the Morgan Stanley Real Estate ("MSRE") investing business and Managing Director. He also managed MSRE's core equity funds and separate accounts business. Mr. Kessler is a member of the Urban Land Institute, the Real Estate Roundtable and the Real Estate Board of New York. Mr. Kessler received a bachelor's degree cum laude from Harvard College where he studied Engineering Sciences and an M.B.A. from the University of Chicago Booth School of Business.

THOMAS P. DURELS

Executive Vice President, Real Estate

Thomas P. Durels is our Executive Vice President, Real Estate. Mr. Durels is responsible for all of our real estate activities, including leasing, property redevelopment, management and construction. He is a member of our acquisition and sustainability committees. Mr. Durels joined our predecessor in 1990 where he served in similar capacities, also supervised property acquisitions, and was involved in acquisitions and structured equity investments of over $1.1 billion. Prior to joining our predecessor, from February 1984 to April 1990, he served as Assistant Vice President at Helmsley Spear, Inc., where Mr. Durels was responsible for construction and engineering for its portfolio of office, hotel, residential and retail properties. Mr. Durels is a member of the Real Estate Board of New York, the Urban Land Institute and the Young Men's and Women's Real Estate Association, for which he served as Treasurer in 2003, and is a licensed real estate broker in New York and Connecticut. Mr. Durels received a bachelor's degree in Mechanical Engineering from Lehigh University.

THOMAS N. KELTNER, JR.

Executive Vice President, General Counsel and Secretary

Thomas N. Keltner, Jr. is our Executive Vice President, General Counsel and Secretary. He joined our predecessor in 1978, became a partner in 1982 and its first general counsel in 1997, and is now responsible for leading a legal staff that provides and coordinates legal services in our transaction, compliance, and litigation matters. Before joining our predecessor, he served from 1974 to 1975 as law clerk to Judge Alfred P. Murrah, U.S. Court of Appeals (10th Circuit), and from 1975 to 1978 as an attorney in the real estate finance group at Shearman & Sterling. Mr. Keltner has served on the New York Advisory Board of the Stewart Title Insurance Company and as chairman and member of bar association committees on both real estate and business entities. He is a member of the Dean's Advisory Council at the Harvard Radcliffe Institute. He received a bachelor's degree cum laude from Harvard College and a law degree as a Stone Scholar from Columbia Law School.

40 EMPIRE STATE REALTY TRUST | 2020 PROXY STATEMENT www.empirestaterealtytrust.com

COMPENSATION DISCUSSION AND ANALYSIS

TABLE OF CONTENTS

COMPENSATION DISCUSSION AND ANALYSIS

41

Executive Summary 41

Say-On-Pay and Say-on-Frequency Results 49

Roles of Our Compensation Committee, Compensation Consultant and Management 49

Goal Setting and Performance Evaluation Process 50

Benchmarking Process 51

Peer Data 51

Compensation Program 52

Other Compensation Policies and Practices 60

Compensation Committee Report 63

Compensation Committee Interlocks and Insider Participation 63

This section of our Proxy Statement discusses the principles underlying our executive compensation policies and decisions. It also provides quantitative and qualitative information about the manner and context in which compensation is awarded to, and earned by, our named executive officers (our "executives") listed below. Finally, it seeks to place such information in perspective by reference to certain market data.

ANTHONY E. MALKIN Chairman and Chief Executive Officer

JOHN B. KESSLER President and Chief Operating Officer

DAVID A. KARP Former Executive Vice President and Chief Financial Officer(1)

THOMAS P. DURELS Executive Vice President, Real Estate

THOMAS N. KELTNER, JR. Executive Vice President, General Counsel and Secretary

(1) Effective August 1, 2019, David A. Karp completed his service as Executive Vice President and Chief Financial Officer and stepped down from all his duties in the company and its operating partnership.

EXECUTIVE SUMMARY

Compensation Philosophy & Results: Overview

Our executive compensation program is intended to align incentives with achievement of our business strategies, to encourage our management to focus on creating value for our stockholders, and to retain our executives in a competitive market. In order to meet these objectives, our executive compensation program is designed to provide:

■ long-term incentive compensation in the form of performancebased equity to link compensation with creation of stockholder value by granting awards which are earned based on TSR over a period of years;

■ long-term incentive compensation in the form of time-based equity awards which are earned based on continued service, designed to retain highly talented executives over a period of years;

■ annual incentive compensation based on each year’s financial and operational results, with flexibility to adjust for individual performance and non-formulaic factors, where appropriate; and

■ an overall program of balanced incentives that do not promote excessive risk-taking.

EMPIRE STATE REALTY TRUST I 2020 PROXY STATEMENT 41

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

As the stock price of our company and our NYC peers has generally trended downward since 2017 during a multi-year market shift away from New York City office, our equity compensation results have borne out the integrity and discipline of this philosophy and design.

■ Since the beginning of 2016, no named executive officer has received any material increase in base compensation or annual bonus target.

LEASING

■ 2019 Leasing volume

- 161 leases for 1,303,395 rentable square feet ("RSF”)

■ Up 300,000 RSF from 2018

- Signed 76 new leases for 709,757 RSF for the Manhattan office portfolio (excluding the retail component of these properties)

■ 2019 Leasing spreads

- Market-leading cash leasing spreads mark to mkt - 18.1% increase in mark-to-market cash rent over previous fully escalated cash rents portfolio wide on new, renewal and expansion leases

- Manhattan

■ For new leases in the Manhattan office portfolio (excluding the retail component of these properties), achieved an increase of 26.4% in mark-to-market cash rent over expired previous fully escalated cash rents

■ Net effective rent growth

- Trailing twelve months net effective rent growth on a year over year basis for new Manhattan office increased by 14.8%

- six straight quarters of positive net effective rent growth

■ Significant 2019 leases included:

- LinkedIn - 158,1 79 RSF renewal &189,000 RSF expansion, which now occupies in excess of 500,000 RSR at the Empire State Building and extended all LinkedIn leases to 2036 with Microsoft credit

OBSERVATORY

■ Completed the $165 million re-development of the OBS experience, a four year project to

- Move and enhance 1st floor entrance

- Build new 2nd floor interactive museum

- Enhance 80th & 102nd floor observatories

- Observatory remained open and in operation throughout

■ Maintained consistent economic performance at the OBS despite closure of 102 for upgrade

FINANCE

■ 2019 offer of perpetual preferred units addressed investor goals and strengthened our balance sheet

■ For each three-year performance period concluded since 2018 (2016-2018 and 2017-2019), every executive officer has forfeited 100% of his performance-based equity grants.

However, during these same periods, ESRT’s management team led the company to significant financial and operational achievements for which annual bonus compensation has been earned:

- Target - 32,579 RSF

- FDIC - 1 19,226 RSF renewal

- Concord Music Group - 46,329 RSF

■ Our four drivers of growth as of 2019 year end currently total $99 million, including

- $52 million contracted for already

■ $29 million from burn off of free rent

■ $23 million from SLNC

- $28 million from the pending lease up of our redeveloped vacant space

- $19 million in mark to market opportunity

■ $16 million on our office portfolio

■ $3 million on our retail portfolio

■ With the leadership of our new Chief Technology Officer, we have implemented a Salesforce CRM system in our Observatory and Leasing operations which will increase process efficiency and also improve our access to real time information

■ In our pre-built offerings, to make the process easier and faster for tenants, we have revised our form lease to cut to the market’s likely final result, and we now offer a suite of services such as technology, move support and office furniture, as options in our lease agreement.

■ With two full time analysts, we carefully screen new tenants for credit quality and require significant security deposits in most cases. We also regularly monitor the credit of our existing tenants. During 2019, we held our bad debt expense (net of recoveries), to a de minimis percent of property revenue

- 2019 revenue, adjusted for 102nd floor closure, increased by 2.1%

- 2019 Net Operating Income ("NOI”), adjusted for 102nd floor closure, increased by 1.7%

■ Strong 4th quarter

- Revenue = $37.7 million, up 9.2% from fourth quarter 2018

■ NOI = $29 million, up 13.1% from fourth quarter 2018

- $62 million of operating units were exchanged for preferred units, which was accretive for shareholders

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COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY

- Provided a higher current yield for investors who elected to exchange for preferred units, and enhanced the share of any future growth for investors who retained common units
- locked in permanent capital
- effectively bought back & reduced our fully diluted share count without using cash or debt

- Maintained best-in-class balance sheet
  - Exercised discipline and did not succumb to shareholder pressure to
    - commit capital to acquire new assets at what management determined to be a market top
    - buyback company shares

ESG / DIVERSITY

- See separate ESG outline

VOTE OF CONFIDENCE FROM MANAGEMENT / DIRECTORS

- Majority (3 of 4) of our named executive officers elected to receive 100% of incentive bonus in LTIPs v. cash
- Majority (4 of 7) of independent directors elected to receive 100% of base compensation in LTIPs v. portion in cash

OPERATIONS / PROJECT MGMT.

- Completed over $100 million of capital projects in 2019
  - Part of overall 7.4 million square feet NYC office redeveloped
- Increased tenant satisfaction scores

GROWTH STRATEGY

- Continued to assess potential external investment opportunities, but remained disciplined in the current market environment where private market pricing continues to be strong and reflects strong debt and equity capital market

Financial, Operational and Stock Performance

Detail regarding our financial results is presented in our Annual Report on Form 10-K for the period ending December 31, 2019, filed by us with the SEC on February 28, 2020 and provided to you concurrently with this Proxy Statement. We provide the summary financial information in this Proxy Statement solely to assist your review of this Compensation Discussion and Analysis and your evaluation of the compensation of our named executive officers. This summary should not be used as a substitute for the detailed financial information in our 2019 Annual Report on Form 10-K.

FIVE-YEAR HIGHLIGHTS

The charts below show our growth during 2015 through 2019 (in thousands of dollars) in core funds from operations ("Core FFO"), net income, cash NOI, Manhattan cash re-leasing spreads, and dividends per share:

CORE FUNDS FROM OPERATIONS[(1)]


$257,677
$269,000
$286,925
$290,440
$267,893
2015
2016
2017
2018
2019

(1) See page 66 of the company's Annual Report on Form 10-K for the period ending December 31, 2019 for a reconciliation of Core FFO to GAAP measures.

NET INCOME


$79,928
$107,250
$118,253
$117,253
$84,290
2015
2016
2017
2018
2019

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

CASH NET OPERATING INCOME(1)

(1) See Appendix A for a reconciliation of Cash NO! to GAAP measures.

ALL MANHATTAN CASH LEASING SPREADS 2019(2)

(1) Previous escalated rent PSF is adjusted for space re-measurement.

(2) Manhattan office only, excluding the retail component of these properties.

DIVIDENDS PER SHARE

$0.42

$0.42

$0.42

$0.40

uni

2015 2016 2017 2018 2019

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

PERFORMANCE RELATIVE TO PEERS

Our company maintains differentiated positioning relative to its peers. The charts below show our performance relative to select peers, in particular the several public REITs primarily focused on the office REIT sector that have their principal offices and much of their portfolio located in New York or similar high barrier markets.

Among this peer group, ESRT maintains the strongest balance sheet as measured by the ratio of net debt to EBITDA:

ESRT NET DEBT TO EBITDA(1)(2)(3)

Net Debt / EBITDA

4.1X

2016 2017 2018 2019

4.1X

7.6X

Peers

Net Debt / Enterprise Value

^^^^43%

25%, Peers

(1) See Appendix B for a reconciliation of net income to EBITDA.

(2) 20015, 20016, 20017, 20018 and 2019 EBITDA ratios are calculated based on trailing twelve months EBITDA. Net debt is as of December 31, 2015, 2016, 2017, 2018 and 2019.

(3) Peer group includes Boston Properties, Inc., Paramount Group, Inc. SL Green Realty Corp. and Vornado Realty Trust as of December 31, 2019.

As we have highlighted in prior years, our long-term redevelopment and repositioning program necessitates more tenant vacancy and lower occupancy, because we hold smaller vacated spaces off the market to consolidate them into full-floor availabilities for higher quality tenants. Some of this intentional vacancy continued through 2019 as the program nears completion. The resulting impact on revenue, along with previously disclosed reductions in broadcast revenue and an increase in real estate tax, decreased our same store cash NOI growth during this period. At the same time, our cash leasing spreads led our peers by a wide margin, and we believe this strategy will enhance future revenues, especially as we near the completion of the repositioning program.

2019 MANHATTAN OFFICE CASH LEASING SPREADS(1)

In addition, the chart below shows cumulative capital expenditures from 2002 through December 31, 2019 (000’s), a critical planned aspect of our redevelopment and repositioning strategy. This large-scale project involving our entire portfolio has been directed by our executive team and is now near completion in accord with our announced goals to create a fully modernized, energyefficient office and retail portfolio, complemented by a completely reimagined Observatory experience.

CUMULATIVE CAPITAL EXPENDITURES'1’

(1) Includes all cumulative capital expenditures since 2002, excluding tenant improvements and leasing commission costs, which are primarily attributable to the redevelopment and repositioning program conducted at our Manhattan office properties and the Empire State Building Observatory capital project: announced in 2017.

(1) Reflects new and renewal leases. Peer group includes SL Green, Paramount Group and Vornado Realty Trust.

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COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY

2019 HIGHLIGHTS

In addition to the results shown above, we achieved the following for the year ended 2019:

TOTAL PORTFOLIO	MANHATTAN OFFICE PORTFOLIO	EMPIRE STATE BUILDING
Signed **161 leases** representing 1,303,395 rentable square feet	Signed **120 leases** representing 970,443 rentable square feet	Signed **31 leases** representing 460,822 rentable square feet
+18.1% increase in mark-to-market cash rent on new, renewal, and expansion leases over previously fully escalated cash rents	**+20.4%** increase in mark-to-market cash rent on new, renewal, and expansion leases over previously fully escalated cash rents	Achieved Empire State Building Observatory **revenue growth of 2.1%**, adjusted for the closure of the 102nd floor observatory deck, to $125.2 million from $122.6 million in 2018
88.6% occupied **91.2% leased** including signed leases not commenced ("SLNC")	**89.8% occupied** **92.7% leased** including SLNC	**94.1% occupied** **95.2% leased** including SLNC

- Completed and opened at the Empire State Building Observatory the fully reimagined Observatory experience.
- Issued $62 million of private perpetual preferred units to address the goals of both equity holders who seek enhanced current return as well as equity holders who seek growth.

STOCK PERFORMANCE

As explained below under "Compensation Program," on page 52, our long term performance based incentive equity is based on our TSR. The first graph below is a comparison of the cumulative TSR on our Class A common stock, the Standard & Poors 500 Index, the MSCI U.S. REIT Index and the FTSE NAREIT Equity REIT Office Index, assuming $100.00 was invested on December 31, 2014, and dividends were reinvested. For 2019, TSR for the office sector significantly underperformed the REIT sector as a whole, particularly in NYC. The second graph below shows ESRT's TSR vs. its peer REITs in NYC.

STOCK PERFORMANCE VS. GENERAL INDICES


200
180
160
140
120
100
80
60
Index Value
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
Period Ending
Empire State Realty Trust, Inc.
S&P 500 Index
MSCI US REIT Index
FTSE NAREIT Equity REIT Office Index

TOTAL RETURN PERFORMANCE VS. PEERS


150
130
110
90
70
Index Value
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
Period Ending
Empire State Realty Trust, Inc.
Boston Properties, Inc.
Paramount Group, Inc.
Vornado Realty Trust
SL Green Realty Corp.

Structural Alignment of Pay with Performance

As shown in the charts below, the total 2019 compensation package for our Chairman and Chief Executive Officer and four other named executive officers (including our former Chief Financial Officer) was based largely on quantifiable performance criteria, centered on the creation of stockholder value. Our Compensation Committee established rigorous performance metrics, based on key strategic financial and operational objectives. Further, a significant portion of our named executive officers' total 2019 compensation was in the form of multi-year, performance-based equity awards with vesting tied to relative TSR.

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COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY

2019 TARGET PAY MIX - CEO


89% Pay Aligned with Shareholders
36.5% Time-Based Equity
11% Salary
16% Bonus
36.5% Performance-Based Equity
52.5% Performance-Based

2019 TARGET PAY MIX - AVG. OTHER NEOs


71% Pay Aligned with Shareholders
31% Time-Based Equity
22% Salary
31% Performance-Based Equity
16% Bonus
47% Performance-Based

Our Compensation Committee has, and continues, to use rigorous performance goals. As shown above, TSR goals incorporated into our annual performance-based equity awards drive a significant portion of what our named executive officers actually earn over time by directly linking the company's TSR to the amounts earned over three-year performance periods. As a result, in periods where our TSR has superior performance, our named executive officers will earn more than their target level of compensation, and in periods when our TSR under-performs, our named executive officers will earn less than their target level of compensation. In order for our executives to receive target pay under our 2019 long-term equity incentive compensation program, our TSR must outperform our direct peers (i.e., office REITs), and outperform the broader REIT industry.

The graphic below summarizes the performance periods and outcomes of each of our annual three-year performance-based equity awards. Such awards for 2015–2017 were paid out at 54.4% of maximum, and such awards for 2016–2018 and 2017–2019 were forfeited entirely.

Although payouts for our 2018–2020 and 2019–2021 performance-based equity awards will not be measured until the end of 2020 and 2021, respectively, if our TSR does not significantly improve over the balance of these performance periods above the 2018 and 2019 results, these awards will also be forfeited.

PERFORMANCE-BASED LTIP AWARD STATUS THROUGH DECEMBER 31, 2019

LTIP Performance Period	2015 – 2021	Status	% Payout
2015–2017 3-Year LTIP Award	100% Complete	↑ Partially Above Target	**54.4%**
2016–2018 3-Year LTIP Award	100% Complete	↓ Below Threshold and 100% Forfeited	**0.0%**
2017–2019 3-Year LTIP Award	100% Complete	↓ Below Threshold and 100% Forfeited	**0.0%**
2018–2020 3-Year LTIP Award	66% Complete	↓ Tracking Below Threshold	**0.0%(1)**
2019–2021 3-Year LTIP Award	33% Complete	↓ Tracking Below Threshold	**0.0%(1)**

(1) The performance period for these awards remains open and the payout percentage for these awards has not been determined.

Chairman and Chief Executive Officer Compensation and Program Highlights

We tie a significant portion of our Chairman and Chief Executive Officer and executive officers' variable incentive pay to stock price or operational performance metrics that are directly aligned with the company's short- and long-term business plans, the success of which may or may not be obvious based upon only a review of financial and stock performance. A few noteworthy items relating to our compensation program and our Chairman and Chief Executive Officer's pay are as follows:

- Chairman and Chief Executive Officer's base salary remains unchanged for the fifth consecutive year (since early 2016);
- Chairman and Chief Executive Officer's target cash bonus opportunity remains unchanged for the fifth consecutive year (since early 2016);
- Chairman and Chief Executive Officer's target annual long-term equity incentive compensation opportunity remains unchanged for the fifth consecutive year (except an increase in maximum

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

achievable potential for performance-based equity grants made in 2019 and after, all of which track below threshold at this time);

■ for 2019, 7% of our Chairman and Chief Executive Officer’s pay was delivered in cash and the remaining 93% was delivered in equity, most of which will be earned only if the company reaches performance targets;

■ we have enhanced vesting to encourage executive retention, so that any award which is earned based on the foregoing rigorous TSR goals will vest only 50% upon the conclusion of the three-year performance period and the remaining 50% will vest one year later conditioned upon continuous employment during that time; and

■ for awards in 2019, our Chairman and Chief Executive Officer is required to hold earned equity awards for two additional years following vesting.

Stockholder Engagement on Executive Compensation

Ongoing discussions with stockholders provide an opportunity for us to explain the philosophy and structure of our executive compensation program, clarify aspects that stockholders may not fully understand, and receive feedback from stockholders regarding program design and details, all of which help to guide us in our preparation of this Compensation Discussion and Analysis section of our annual Proxy Statement.

Leading up to our 2019 annual stockholders meeting, we contacted more than 50 stockholders representing more than 86% of our outstanding common stock. Discussions with a number of these stockholders were generally led by the Chairman of our Compensation Committee or Lead Independent Director and, in limited instances, members of senior management. For us, these discussions and the results we received in our 2019 “Say-on-Pay” advisory vote (see “Say-on-Pay and Say-on-Frequency Results” on page 49) were an indication of our stockholders’ support of our executive compensation program. Accordingly, our Compensation Committee has maintained the same principal elements of such program for 2020 compensation.

In our continued discussions, stockholders have expressed a desire for enhanced disclosure in this Compensation Discussion and Analysis section regarding the progression of our executive compensation program since our IPO and the rationale for any adjustments. Below are several key topics on our executive compensation program that we reviewed with stockholders in these discussions, as well as our perspective:

Topic Our Perspective

Companies that comprise our peer group Our peer group is focused on public REITs in the office sector that have a similar asset focus and principal offices and much of their portfolio located in the highly competitive New York marketplace in which we operate and other similar high barrier markets. For example, our Compensation Committee includes companies like Boston Properties, Inc., SL Green Realty Corp. and Vornado Realty Trust in our peer group, notwithstanding their larger relative size. We are cognizant that, when comparing us to other companies, certain firms make size and market capitalization their primary criteria, which results in the inclusion of companies such as net lease operators, finance companies and suburban market businesses that in our opinion diverge substantially from our true competitive set. More information on how we develop our peer group and use peer data is included below under “Peer Data” on page 51.

Pay level versus peers To consider appropriate pay levels, our Compensation Committee places strong emphasis on high barrier, high cost urban areas like New York City. Compensation packages in areas like New York City relative to many other markets must take into account higher costs of living, higher tax structures and higher overall market compensation for executives in public and private real estate businesses. In addition to peer REITs, the highly competitive conditions for talent in our New York City marketplace include competition from private real estate enterprises as well as investment banks, hedge funds, private equity firms and law firms. Our Compensation Committee deems it a competitive risk to our company not to adjust compensation in light of these factors and ensure that we retain our key executives.

Quantitative versus qualitative criteria to assess management performance and compensation Our Compensation Committee believes that having a balanced approach in assessing performance is optimal, one that relies on specific objective quantifiable achievements, tempered by an element of subjective judgment to account for non-measurable outcomes and changing macro market dynamics beyond the control of the company and its officers. Thus for annual bonus awards, our Compensation Committee does not believe that it would be appropriate to be bound inflexibly to a strict formula. However, for our long-term equity incentive compensation, we do utilize an exclusively objective, formulaic system to determine the amount of performance-based equity earned at the end of a forward-looking three-year period.

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COMPENSATION DISCUSSION AND ANALYSIS

ROLES OF OUR COMPENSATION COMMITTEE, COMPENSATION CONSULTANT AND MANAGEMENT

SAY-ON-PAY AND SAY-ON-FREQUENCY RESULTS

Our Compensation Committee regularly considers the voting results of the advisory, non-binding "say-on-pay" vote at our annual stockholders meetings in connection with the discharge of its responsibilities.

At our annual stockholders meeting in May 2019, our say-on-pay received strong support from our stockholders, with approximately 94% of the votes cast by our Class A and Class B common stockholders voting to approve the compensation of our named executive officers described in our 2019 proxy statement. The same strong support was received in 2018, with approximately 98% voting to approve the compensation of our named executive officers.

In light of this strong support in these years, we believe our program is sound, and we have left it materially unchanged since 2016, except to (a) measure TSR entirely on a relative basis for performance-based equity grants, (b) include ESG in the metrics for annual incentive bonus, and (c) increase the maximum achievable potential in performance-based grants.

We value the opinions expressed by our stockholders and as described in this Proxy Statement under "Proposal 3: Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on Executive Compensation" on page 83, we believe that advisory votes on the compensation of our named executive officers should be conducted every year so that our stockholders may annually express their views on our executive compensation program.

ROLES OF OUR COMPENSATION COMMITTEE, COMPENSATION CONSULTANT AND MANAGEMENT

Compensation Committee

Our Compensation Committee is comprised entirely of independent directors. It has overall responsibility for monitoring the performance of the company’s executives and evaluating and approving our executive compensation policies and programs. In addition, our Compensation Committee oversees the administration of our First Amended and Restated Empire State Realty Trust, Inc. Empire State Realty OP, L.P. 2013 Equity Incentive Plan (as amended, our "2013 Equity Plan") and 2019 Equity Plan.

Compensation Consultant

Our Compensation Committee has engaged FPL Associates L.P. ("FPL"), an outside compensation consultant, to provide guidance with respect to the development and implementation of our compensation programs. FPL provides our Compensation Committee with advice concerning the types and levels of compensation to be paid to our named executive officers. In connection with this, FPL provides market data on base pay, bonus, and long-term incentive compensation at other REITs.

Management

Our Chief Executive Officer attends Compensation Committee meetings, provides information as to the individual performance of the other named executive officers, and makes annual recommendations to our Compensation Committee regarding appropriate compensation levels for all named executive officers

Our Compensation Committee determines all components of our Chief Executive Officer’s compensation. With respect to the other named executive officers, our Compensation Committee seeks input from our Chief Executive Officer and reviews and approves all components of our other named executive officers’ compensation.

Our Compensation Committee requires that its consultant be independent of company management and performs an annual assessment of such independence. It most recently assessed FPL’s independence in February 2020 and confirmed that FPL remains independent and free of any conflict of interest which might affect its work.

other than himself. All elements of our named executive officers’ compensation must be approved by our Compensation Committee, and our Chief Executive Officer is not present during portions of our Compensation Committee’s discussions with respect to his compensation.

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COMPENSATION DISCUSSION AND ANALYSIS

GOAL SETTING AND PERFORMANCE EVALUATION PROCESS

GOAL SETTING AND PERFORMANCE EVALUATION PROCESS

The Compensation Committee’s oversight of compensation for our named executive officers, including the Chairman and Chief Executive Officer, uses a three-step process:

What When Details/Process/How

Step 1 Establishment Beginning of ■ Chairman and Chief Executive Officer provides recommendations to the Compensation of Corporate each year Committee regarding the company’s target corporate goals and individual objectives for

Goals and himself and the other named executive officers.

Individual ■ The target corporate goals are reviewed with the Compensation Committee through a

Objectives multi-month process that begins in the fall with management’s preparation of a zero-

based "bottoms-up" budget for the following year. The budget is prepared with input from each of our property managers and undergoes numerous reviews by management and our named executive officers, including our Chairman and Chief Executive Officer. The result of the budget process is the formation of a corporate model by which we measure our performance during the year.

■ With input from our Chairman and Chief Executive Officer, the Compensation Committee reviews the financial and operational assumptions that underlie the corporate model to test its rigor and alignment with our strategies and market conditions. The target corporate goals used in our named executive officers’ annual incentive cash bonus targets are identical to the corresponding targets in our corporate model.

■ The Chairman and Chief Executive Officer works with each other named executive officer to establish annual individual objectives which align with the overall goals of the company. The individual goals relate to specific strategic, organizational, portfolio and/or operational objectives. The Compensation Committee believes that individual accountability and strong individual performance should lead to overall strong company performance, for which the Committee wants to hold the senior leadership team accountable.

Step 2 Evaluation and Both a mid-year ■ Our executive compensation determinations include an evaluation and performance Review Process and a full-year review process that measures each named executive officer’s performance against his evaluation objectives for that year. These evaluations and performance reviews are an essential part of the process by which the Compensation Committee determines overall executive compensation and include both a mid-year and a full-year evaluation.

■ Chairman and Chief Executive Officer first provides the Lead Independent Director and Chairman of the Compensation Committee with a report on his own performance as compared to the objectives established for him.

■ The Chairman of the Compensation Committee then prepares a written evaluation that includes input from individuals familiar with the Chairman and Chief Executive Officer’s performance and achievements, including interviews with the Lead Independent Director and the other members of the Board.

■ The Compensation Committee reviews this written evaluation in executive session, while also considering additional factors, including prior years’ compensation trends, prior years’ company performance and the relative level of rigor and complexity of the Chairman and Chief Executive Officer’s tasks resulting from the competitive marketplace in which we operate.

■ As part of the year-end evaluation process, our Chairman and Chief Executive Officer prepares evaluations of all the other named executive officers, which are then presented to the Compensation Committee for discussion. Based on the evaluations, the Chairman and Chief Executive Officer, after the end of the calendar year, recommends compensation packages for each other named executive officer.

Step 3 Determination Over the course ■ After reviewing the named executive officers’ performance against goals and objectives of Compensation of several meetings for the year and considering the other factors discussed above, and after consultation in the first quarter with the full Board, the Compensation Committee makes its final determinations of the following with respect to compensation. The Compensation Committee’s objective is to ensure year that the level of compensation is consistent with the level of corporate and individual performance delivered while also attracting and retaining highly talented executives in our competitive industry and metropolitan area, motivating our named executive officers to achieve exceptional corporate results and aligning their interests with those of our stockholders.

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COMPENSATION DISCUSSION AND ANALYSIS

PEER DATA

BENCHMARKING PROCESS

In developing our executive compensation programs, our Compensation Committee commissions an annual compensation benchmarking analysis to ensure that our programs are competitive with those of other similar publicly traded REITs, including consideration of the cost of attracting and retaining talented executives in the New York City marketplace.

PEER DATA

Our company has few public REIT direct business competitors, particularly when factoring our geographic focus in the metropolitan New York City marketplace. In order to allow for a robust examination of market practices, the Compensation Committee, in consultation with FPL, strives to develop a peer group that best reflects the characteristics noted in the table below.

Guiding Principles for Empire State Realty Trust’s Peer Selection

Consider Industry to identify companies with similar business model or philosophy

■ Start with New York City office-focused REITs with substantial portfolios in New York City

■ Expand to other high barrier to entry market office-focused REITs

Consider Size to ensure companies are similar in scope

Consider other Business Characteristics that distinguish the complexity of the particular business (e.g., operating the Observatory)

Questions Addressed in Developing an Effective Peer Group

Who are key performance ■ Against whom is Empire State Realty Trust competing for tenants?

comparators? ■ Against whom is Empire State Realty Trust competing for investors?

■ Which companies have similar market demands and influences?

Who are closest competitors for ■ Which companies might logically try to recruit our executives?

talent? ■ If our company had to replace externally a member of its executive team, from which companies might it recruit to attract executives with similar capabilities?

Who are the peers from an external ■ Whom do key analysts name as peers?

perspective? ■ Who cites Empire State Realty Trust as a peer?

■ Who are other REITs classified within the FTSE NAREIT Equity REIT Office Index that best fit the characteristics noted above?

The peer group developed initially in 2016 included the following 12 public REITs primarily focused in the office REIT sector, with several having their principal offices and much of their portfolio located in New York or similar high-barrier, high-cost cities. The Compensation Committee evaluates the members of our peer group each year to ensure that they continue to be appropriate and to determine whether other companies should be added, with the goal of maintaining as much consistency as possible for purposes of analyzing pay between years. With the exception of one public REIT that was acquired, following such evaluation each year, the peer group did not change between 2016 and 2019.

Boston Properties, Inc. Hudson Pacific Properties, Inc.

Columbia Property Trust, Inc. Kilroy Realty Corporation

Corporate Office Properties Trust Paramount Group, Inc.

Cousins Properties Incorporated Piedmont Office Realty Trust, Inc.

Douglas Emmett, Inc. SL Green Realty Corp.

Highwoods Properties, Inc. Vornado Realty Trust

At the time FPL conducted its analysis of executive compensation during the third quarter of 2019, our company size ranked among this peer group at approximately the following relative percentiles across the categories below: ■ UPREIT (Equity) Market Capitalization: 32nd percentile ■ Total Capitalization: 24th percentile ■ Number of Employees: 83rd percentile After our peer group has been confirmed, FPL provides market data and practices of the peer group for our Compensation Committee to consider, as well as information on executive compensation trends and developments generally. Specifically, FPL provides information regarding the design and levels of compensation paid by our peers and overall counsel to determine the appropriate incentive design for our company. Such compensation data for peers is analyzed by our Compensation Committee with the assistance of

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COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION PROGRAM

FPL to set a suitable and competitive compensation package in the context of the New York City marketplace in which we operate and the competitive conditions for the talent pool in that market. The resulting compensation is intended to serve the company's requirements in both recruitment and retention of key qualified executives and to motivate our executive officers to achieve our corporate goals and increase value for our stockholders.

Further, an executive's target compensation is not mechanically set at a particular percentage of the peer group. Rather, our Compensation Committee also takes into account the executive's role and experience, and the competitive factors needed to retain and incentivize such executive.

Overall, FPL determined that our executive compensation programs, as structured, are appropriate to retain valued executives and remain competitive amongst our peers. Based upon its entire review with advice and data from FPL, our Compensation Committee believes the value and design of our executive compensation program is appropriate for a company of our size, structure, business, and market.

COMPENSATION PROGRAM

The compensation provided to our named executive officers typically consists of base salary, annual incentive bonus, long-term equity incentive compensation, and other benefits, if applicable, each of which is described in more detail below. In formulating base salary, annual bonus and long-term equity incentive compensation, we start by looking at our peer group as a reference, then focus more specifically on those peer companies which operate in our highly competitive marketplace of New York City. We also consider each individual's sustained performance, contribution, experience, expertise, and specific role within our company.

Base Salaries for 2016–2019

The base salary payable to each named executive officer provides a fixed component of compensation that reflects the executive's position and responsibilities. Base salaries are reviewed annually by our Compensation Committee and may be adjusted to match more closely competitive market levels or to recognize an executive's professional growth, development, and increased responsibility.

After input from our independent compensation consultant, FPL, in early 2016 the Compensation Committee adjusted base salaries for our named executive officers to be more in line with our updated peer group and the competitive landscape for talent within our New York City marketplace. Consistent with the link between compensation and the creation of stockholder value, the 2016 compensation increases were determined by our Compensation Committee at a time when our company had achieved among the strongest 3-year performance records of all office REITs. As reflected in the chart below, our Compensation Committee determined after an annual review of competitive market data in early 2017, early 2018, and early 2019 not to further modify annual base salaries for our named executive officers from the levels set in early 2016.

	Base Salary ($)				
Named Executive Officer	**2016**	**2017**	**2018**	**2019**	**% Change**
Anthony E. Malkin	810,000	810,000	810,000	810,000	0.0%
John B. Kessler	700,000	700,000	700,000	700,000	0.0%
David A. Karp[(1)(2)]	650,000	650,000	650,000	650,000	0.0%
Thomas P. Durels	650,000	650,000	650,000	650,000	0.0%
Thomas N. Keltner, Jr.	625,000	625,000	625,000	625,000	0.0%

(1) *Effective August 1, 2019, David A. Karp completed is service as Executive Vice President and Chief Financial Officer, and stepped down from all his duties at the company and its operating partnership.*

(2) *Mr. Karp's salary in 2019 is shown at its full annual rate, but he received only the pro rata amount of $400,000 for his time of service, which ended on August 1, 2019.*

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COMPENSATION PROGRAM

Annual Incentive Bonus Opportunities for 2019

We provide annual bonuses to incentivize our named executive officers to achieve key short-term corporate strategic milestones, to motivate certain desired individual behaviors, and to reward substantial achievement of these corporate objectives and individual goals. Target annual bonuses are set at a percentage of the named executive officer's annual base salary.

Upon the recommendation of FPL, our Compensation Committee set 2019 annual bonus opportunities that contained a threshold, target, and maximum level as set forth below:

Named Executive Officer	Threshold	Target	Maximum
Anthony E. Malkin	75%	150%	225%
John B. Kessler	50%	100%	150%
David A. Karp[(1)]	37.5%	75%	112.5%
Thomas P. Durels	37.5%	75%	112.5%
Thomas N. Keltner, Jr.	25%	50%	75%

(1) Because David A. Karp stepped down from his duties as of August 1, 2019, he was not eligible for, and was not paid, an annual incentive bonus payment for 2019.

Target bonuses for the named executive officers have thus remained unchanged since early 2016.

The Compensation Committee determined that actual 2019 annual bonus amounts would be paid based upon achievement of corporate, individual and, with respect to Mr. Durels in view of his role in managing a critical business unit, certain portfolio and operational objectives. As discussed above in "Goal Setting and Performance Evaluation Process" on page 50, our Compensation Committee established rigorous quantifiable corporate and operational objectives, and it reserved the ability to include a subjective element of judgment to adjust the formula result if appropriate based on identified non-quantitative factors. The mix of goals with respect to each named executive officer was as follows:

	Cash Bonus Performance Dimension		
Named Executive Officer	Corporate	Portfolio and Operational	Individual
Anthony E. Malkin	75%	—	25%
John B. Kessler	75%	—	25%
David A. Karp[(1)]	60%	—	40%
Thomas P. Durels	40%	40%	20%
Thomas N. Keltner, Jr.	50%	—	50%

(1) Effective August 1, 2019, David A. Karp completed his service as Executive Vice President and Chief Financial Officer and stepped down from all his duties in the company and its operating partnership.

The chart below sets forth the equally weighted target corporate goals for 2019.

Corporate Goals for 2019	
Core FFO per share	Property operating margin
Same-store NOI growth, excluding the Observatory	General and administrative expenses as a percentage of revenue

The target portfolio and operational objectives with respect to Mr. Durels are set forth in the chart below.

Portfolio and Operational Objectives	
Tenant quality	Weighted average starting rents
Occupancy at year end	Tenant improvements
Leasing	Actual capital expenditure compared to budget amounts

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COMPENSATION PROGRAM

CORPORATE GOALS

The tables below summarize 2019 performance against each of the target corporate goals and the significance of each performance metric for purposes of determining executive compensation:

Corporate Goal #1: Core FFO per Fully Diluted Share

Target	2019 Result	% of Target Achieved
$0.91	$0.90	99%

Target: The 2019 target was higher than the 2018 target of $0.89 per fully diluted share.

Performance: Actual Core FFO per fully diluted share in 2019 was $0.90, which was $0.01 below the established target level. The Real Estate segment outperformed by $0.04 per fully diluted share due to higher than expected rental revenues and lower than expected repairs and maintenance expenses. However, the Observatory segment underperformed by $0.05 per fully diluted share due to lower admissions.

Note: Absent a non-cash accounting variance relating to treatment of capitalized interest for the Observatory, 2019 FFO was 100% of target.

Why is this metric important?

FFO is widely acknowledged by the REIT industry as being a helpful measure of the operating performance of a real estate company, because it excludes depreciation and gains or losses relating to sales of depreciated real estate. The company uses "Core FFO", which further excludes amortization of below market ground leases and other items that by their nature are not comparable from period to period and tend to obscure actual operating results, as a method to compare the operating performance of the company over a given time period to that of other companies and other time periods in a consistent manner. The company believes that Core FFO is helpful to investors as a supplemental measure of its operating performance because it is a direct measure of company performance and may significantly impact the trading price of our common stock and, therefore, may significantly impact TSR.

Corporate Goal #2: Same Store Cash NOI Growth, excluding the Observatory

Target	2019 Result	% of Target Achieved
(6.1%)	(3.5%)	174%

Target: The 2019 target was lower than the 2018 target of negative 1.7% because 2018 included higher than normal lease termination fees of $20.8 million, which were not expected to recur in 2019. Annual lease termination fees for the years ended December 31, 2014 through 2017 totaled $6.1 million, $2.0 million, $7.7 million and $13.6 million, respectively, for an average of $7.4 million per year. Additionally, higher repairs and maintenance expenses associated with Local Law 11, which a New York City mandated inspection and repair of facades every 5 years, and tower work at the Empire State Building were expected in 2019 compared to 2018. Target year-over year same store Cash NOI growth, excluding the Observatory and excluding lease termination fees was 1.6%.

Performance: Actual year-over-year same store Cash NOI growth, excluding the Observatory, was negative 3.5%, which was better than the established target level of negative 6.1%. Contributing to our performance in excess of target were higher than expected rental revenues and lower than expected repairs and maintenance expenses. Actual year-over year same store Cash NOI growth, excluding the Observatory and excluding lease termination fees was 2.3%.

Why is this metric important?

Same store Cash NOI growth, excluding the Observatory, is a key internal performance metric that measures growth in our existing real estate portfolio and compares year-over-year improvements in our property operations as a result of increases in occupancy, cash rental income and our ability to manage property operating expenses and taxes.

Corporate Goal #3: Property Operating Margin

Target	2019 Result	% of Target Achieved
48.9%	50.1%	102%

Target: The 2019 target was lower than the 2018 target of 50.4% due to higher expected repairs and maintenance expenses associated with the Local Law 11 and tower work at the Empire State Building.

Performance: Actual property operating margin was 50.1%, which was above the established target level. Contributing to our performance in excess of target were higher than expected rental revenues and lower than expected repairs and maintenance expenses.

Why is this metric important?

Property operating margin is a key internal performance metric that measures the percentage of our property operating expenses to our property revenues. Property operating margin measures our ability to manage property operating expenses or increase revenues at a greater rate than changes in our property operating expenses.

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Corporate Goal #4: General and Administrative Expenses as a Percentage of Revenues

Target 2019 Result % of Target Achieved

8.5% 8.3% 102%

Target: The 2019 target was higher than the 2018 target of 7.4% because of (1) the adoption of new accounting guidance in Topic 842 that required the Company, beginning in 2019, to expense in General and Administrative expenses certain leasing costs that were previously capitalized and (2) higher equity compensation expense, in part due to the layering of amortization of prior year grants.

Performance: Actual general and administrative expenses as a percent of revenues was 8.3%, which was better than the established target level. Contributing to our performance were lower compensation costs.

Why is this metric important?

General and administrative expenses as a percent of revenue is a key internal performance metric that measures our general and administrative expenses as a percentage of total revenues. It measures our ability to manage our general and administrative expenses.

In its series of discussions in early 2020 to determine 2019 cash bonus awards, our Compensation Committee noted the company’s performance in the following areas during 2019:

■ outperformance in three out of four of the above quantitative criteria, and missing the Core FFO target by only $0.01;

■ more than 1.3 million square feet of leasing volume in 2019, with strong execution and leasing results including peer leading cash leasing spreads, consistent with the company’s strategy to lease to new, better credit quality tenants at higher rents;

■ further progress on the company’s four long-term growth drivers: upside from signed lease not commenced, lease-ups of developed vacant office space, mark-to-market and lease-up of available office space, and mark-to-market and lease-up of available retail space;

■ active revenue management through ticket price increases, dynamic pricing, mix improvement and new visitor offerings, along with expense management, in the operation of the Observatory;

■ completed capital projects of over $113 million which improved the quality of the company’s portfolio; and

■ balance sheet management that has the company well positioned with liquidity and capacity for redevelopment and external growth opportunities.

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION PROGRAM

INDIVIDUAL GOALS/OBJECTIVES

Our Compensation Committee also reviewed the primary personal objectives for each named executive officer in 2019 and achievement against those objectives, as set forth below:

Named Executive Officer Objective/Accomplishments

Anthony E. Malkin Mr. Malkin continues to guide the completion of company’s ongoing execution of our multi-year business plan, which has yielded strong cumulative financial and operating results, and positioned our company for long-term growth. Mr. Malkin concluded his work as lead of the creative and execution team of the widely acclaimed, four-year redevelopment of the Empire State Building Observatory. Additionally, Mr. Malkin has steered the company’s preparation to transition from its redevelopment and repositioning phase and move the company and its culture towards the utilization of its balance sheet toward the creation of additional value for its stakeholders. During 2019:

■ the company achieved outstanding leasing volumes, peer leading cash leasing spreads, and four consecutive quarters of net rent growth;

■ Observatory revenues increased by 3.2% driven by improved pricing even while the project to upgrade the Observatory visitor experience was in its final stages; and

Additionally during 2019, Mr. Malkin:

■ maintained discipline in the use of company’s balance sheet at a perceived market top for asset valuation;

■ hired Dana R. Schneider to be the company’s newly appointed Senior Vice President, Director of Energy and Sustainability (Ms. Schneider was previously Managing Director of Sustainability, North America, of JLL);

■ appointed Senior Vice President and Senior Leasing Counsel, Justine M. Urbaites as Director of ESG (Ms. Urbaites continues as director of leasing legal in the general counsel’s office);

■ led the appointment of Patricia S. Han, Chief Product Officer of Care.com, as the company’s seventh independent director;

■ as Chair of the Real Estate Roundtable’s Sustainability Policy Advisory Committee, led the recalibration of the EPA’s new Energy Star points calculations, and led industries’ work with the EPA for the roll-out of the EPA’s Energy Star for Tenants and the certification of the company’s headquarters as a charter certificant;

■ drove the improvement of our disclosure in our quarterly supplemental operating and financial data report;

■ drove the streamlining of our leasing process;

■ played a pivotal role in the renegotiation of the lease with our largest tenant;

■ drove the implementation of key technology initiatives for the company to prepare it best to serve tenants and brokers with faster, better access to information, and decrease lease transaction time and burden.

John B. Kessler Mr. Kessler executed the company’s operational strategy during the year, and served as Principal Financial Officer upon the resignation of David Karp. During 2019, he:

■ led CFO transition team that included Chief Accounting Officer and Treasurer, Head of FP&A and Head of Investor relations to accomplish CFO responsibilities;

■ served as senior company representative in our investor coverage efforts and enhanced our relationships with investors, analysts, lenders and other market participants;

■ led our non-deal related investor roadshows and participated in a variety of industry investor conferences and analyst events;

■ drove our efforts to underwrite potential investment opportunities;

■ provided oversight to all of our capital markets transactions including the successful completion of our private perpetual preferred exchange offer;

■ led continued improvements in employee engagement, cross-departmental communication and employee learning and development initiatives;

■ recruited new chief technology officer, Suresh Rangarajan, and oversaw significant new technology initiatives including the implementation of Salesforce, a continued move of systems and infrastructure to the cloud and enhanced cyber protections;

■ led efforts to reduce general and administrative costs, outsource certain functions and operate more efficiently; and

■ assisted CEO in board communication and support including quarterly updates with each Board member in between regular Board meetings.

In all of his activities, he provides significant operating leverage to Mr. Malkin in the day-to-day operation of the company.

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COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION PROGRAM

Named Executive Officer	Objective/Accomplishments
Thomas P. Durels	Mr. Durels is responsible for all of our real estate operating activities, including leasing, property operations and capital improvements. For 2019, the leasing team completed over one million square feet in transactions, exceeded rental rate objectives and achieved very attractive leasing spreads. In addition, during 2019, Mr. Durels: ■ completed 161 lease transactions comprised of over 1.3 million square feet, exceeded rental rate objectives and achieved very attractive leasing spreads; ■ negotiated agreements resulting in significant lease termination fee and end of lease income for the company; ■ achieved 14.8% increase in trailing twelve month net effective rent growth on a year over year basis; ■ concluded nearly all broadcast tenant renewals and stabilized long-term broadcast revenues; ■ drove property operations which delivered strong service to tenants, improved tenant satisfaction and remained within budget for property operating expenses; and ■ presided over the completion of capital projects that exceeded $110 million during the year, within budget, including significant progress on the Observatory upgrade at the Empire State Building. Additionally, Mr. Durels' team executed the completion of over 104 tenant space projects, critical to meeting the company's leasing objectives.
Thomas N. Keltner, Jr.	Mr. Keltner serves as General Counsel and provides guidance and legal expertise with respect to all of our activities. He oversees all of our internal legal and risk management processes. During 2019, Mr. Keltner: ■ led the offering of perpetual preferred equity in exchange for common equity, with the issuance of $62 million of preferred units to investors who elected higher current yield, which increased the share of future growth for investors who retained common equity; ■ oversaw the structure of the 2019 Equity Plan and its adoption by shareholder vote; ■ guided governance initiatives to allow shareholder amendment of by-laws, to expand the number of directors, and to codify rights and responsibilities of our lead independent director; ■ managed our ongoing arbitration and other dispute matters, including successful protection of our trademarks; and ■ provided strong support for all Board related activities, including responses to peer practice developments.

The Compensation Committee determined that each named executive officer either substantially met or exceeded his individual goals. The Compensation Committee also considered a number of related factors, including: (i) the scope of the officer's responsibilities within our company and in relation to comparable officers at various companies within our peer group; (ii) the experience of the officer within our industry and at our company; (iii) a review of historical compensation information for the individual officer; (iv) a determination of the compensation needed to motivate and retain that individual; (v) the recommendations of the Chief Executive Officer with respect to the executive officers other than himself; and (vi) data regarding compensation paid to officers with comparable titles, positions or responsibilities at our peer companies (see "Benchmarking Process" on page 51).

Based upon the company's outperformance of most of the 2019 corporate criteria (and, for Mr. Durels, performance against the portfolio and operational objectives), a detailed review of each executive's individual performance for the year as referenced in the chart above, as well as the related factors noted above, our Compensation Committee approved payment of the following 2019 cash bonus awards:

Named Executive Officer	Target Bonus Award ($)	Actual Bonus Award ($)
Anthony E. Malkin	1,215,000	2,000,000
John B. Kessler	700,000	650,000
David A. Karp[(1)]	487,500	—
Thomas P. Durels	487,500	1,000,000
Thomas N. Keltner, Jr.	312,500	430,000

(1) Because Mr. Karp stepped down from his duties on August 1, 2019, he did not qualify for, and did not receive, any of the foregoing awards.

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COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION PROGRAM

BONUS ELECTION PROGRAM

In early 2017, our Compensation Committee determined to reinforce the alignment of our executive officers' interests with that of stockholders by designing a new bonus election program, under which named executive officers could elect to receive their annual incentive bonus in any combination of (i) cash or vested LTIPs at the face amount of such bonus or (ii) time-vesting LTIPs which would vest over three years, subject to continued employment, at 125% of such face amount. The chart below shows the face amount of the annual incentive bonus awarded to each named executive officer for 2019 as well as the cash and equity components elected by each:

Named Executive Officer	Face Amount of Bonus Award ($)	Amount of Award Received in Cash at Face Amount ($)	Amount of Award Elected to be Received in Vested LTIPs at Face Amount ($)	Amount of Award Elected to be Received in Unvested 3-Year Time-Based LTIPs at 125% of Face Amount ($)
Anthony E. Malkin	2,000,000	—	—	2,500,000
John B. Kessler	650,000	487,500	162,500	—
David A. Karp(1)	0	0	0	0
Thomas P. Durels	1,000,000	—	—	1,250,000
Thomas N. Keltner, Jr.	430,000	—	—	537,500

(1) Because Mr. Karp stepped down from his duties on August 1, 2019, he did not qualify for, and did not receive, any of the foregoing awards.

Long-Term Equity Incentive Compensation

GENERAL

Our Compensation Committee believes that a substantial portion of each named executive officer's compensation should be in the form of long-term equity incentive compensation. Equity incentive awards align management's interests more closely with those of our stockholders and encourage management to create stockholder value over the long-term, because the value of the equity awards is directly attributable to changes in the price of our common stock over time. In addition, equity awards are an effective tool for management retention because full vesting of the awards generally requires continued employment for multiple years.

Long-term equity incentive compensation is granted in the form of LTIP units, representing a class of partnership interests in our operating partnership, or shares of restricted Class A common stock. Each grant is formulated as a dollar amount when approved, based on peer benchmarks, competitive conditions, and the criteria and goals discussed herein. In accordance with the applicable approval, such dollar amount is converted into units or shares, which for 2019 was based on the grant date fair value calculated under FASB ASC Topic 718 in accord with accepted accounting practices. For a description of such fair value calculation, see Note 9 to our 2019 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. For a description of LTIP units, see "LTIP Units" on page 60. In connection with these awards, our executives elect whether to receive LTIP units or shares of restricted Class A common stock. To date, all of our executives have chosen LTIP units.

In order to maximize retention and enhance the achievement of goals for our company, our Compensation Committee has determined to structure our long-term incentive awards to include both (a) awards subject to vesting based on achievement of multiple performance-based criteria and (b) awards subject to time-based vesting. For our company, the long-term equity incentive awards have consistently each year been allocated 50% (based on target amounts) in the form of time-based vesting awards and the balance in the form of performance-based vesting awards, in order to provide:

- an appropriate alignment of interests with stockholders;
- motivation to focus on multi-year stockholder value creation; and
- retention of our highly talented executives.

LONG-TERM EQUITY INCENTIVE MIX


50%
Performance-Based Vesting Awards
50%
Time-Based Vesting Awards

The time-based awards vest 25% per year over four years on each anniversary of a specified date proximate to the grant date, subject to continued employment by the executive officer. Distributions

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION PROGRAM

with respect to these time-based LTIP units, both vested and unvested, will be paid as and when distributions are paid with respect to our partnership units.

The performance-based awards vest based on the company’s annualized TSR over a three-year performance period relative to indices which reflect the performance of representative group of (a) office REITs and (b) all REITs. Such awards, to the extent earned at the end of such three-year performance period, will vest 50% at the end of such period and 50% on the first anniversary of the end of such period, subject to continued employment by the executive officer.

Distributions with respect to the performance-based LTIP units are paid to the extent of 10% of the distributions paid with respect to our operating partnership units, and the 90% balance is accrued and paid in full if and when such LTIP units are earned at the end of the performance period.

2019 LONG-TERM EQUITY INCENTIVE COMPENSATION AWARDS AND CRITERIA

Based on the recommendation of FPL, our Compensation Committee set 2019 target long-term equity incentive compensation amounts for our named executive officers as shown below. These targets were chosen in relation to FPL’s benchmarking study of the company’s peer group, particularly the subset of our peers operating in the New York City market, based on (i) an appropriate balance between cash and equity as it relates to total remuneration and (ii) a level of total remuneration which, when combined with the level of base salary and annual incentive bonus, remains at a market-competitive level to attract and retain our key executives.

Such long-term equity incentive awards were allocated 50% (based on target amounts) in the form of time-based vesting awards to vest 25% on each anniversary of the first day of 2019 and the balance in the form of performance-based vesting awards for the performance period January 1,2019 to December 31,2021.

ALLOCATION OF 2019 LONG-TERM EQUITY INCENTIVE COMPENSATION SUBJECT TO TIME-BASED VESTING:

Dollar Value of LTIP Award Opportunities Granted in 2019 - Time-Based

Target

Executive ($)

Anthony E. Malkin 2,733,750

John B. Kessler 1,262,500

David A. Karp(1) 796,250

Thomas P. Durels 1,181,250

Thomas N. Keltner, Jr. 448,438

(1) Because Mr. Karp stepped down from his duties on August 1, 2019, he did not qualify for and did not receive, any of the foregoing awards.

ALLOCATION OF 2019 LONG-TERM EQUITY INCENTIVE COMPENSATION SUBJECT TO PERFORMANCE-BASED VESTING:

Dollar Value of LTIP Award Opportunities Granted in 2019 Performance-Based -

Threshold Target Maximum

Executive ($) ($) ($)

Anthony E. Malkin 1,366,875 2,733,750 5,467,500

John B. Kessler 631,250 1,262,500 2,525,000

David A. Karp(1) 398,125 796,250 1,592,500

Thomas P Durels 590,625 1,181,250 2,362,500

Thomas N. Keltner, Jr. 224,219 448,438 896,875

(1) Because Mr. Karp stepped down from his duties on August 1, 2019, he did not qualify for, and did not receive, any of the foregoing awards.

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COMPENSATION DISCUSSION AND ANALYSIS
OTHER COMPENSATION POLICIES AND PRACTICES

The long-term incentive awards were granted to our named executive officers in March 2019, at the dollar amounts shown in the two charts above. The performance-based awards covering the three-year performance period from January 1, 2019 through December 31, 2021 included the following pre-established quantitative performance metrics and potential payout levels:

Metric (3-Year CAGR)	Weighting	Threshold	Target	Maximum
Relative TSR vs. SNL Office Index	33.34%	-450 bps	+50 bps	+550 bps
Relative TSR vs. SNL Office Index	33.34%	Above Bottom Quartile	50th Percentile	Top Quartile
Relative TSR vs. MSCI US REIT Index	16.66%	-450 bps	+50 bps	+550 bps
Relative TSR vs. MSCI US REIT Index	16.66%	Above Bottom Quartile	50th Percentile	Top Quartile

(1) Results between threshold and target or between target and maximum are based on linear interpolation. Performance below threshold earns 0% and above maximum is capped at the maximum level.

(2) Relative performance is stated as basis points above or below index performance. A basis point (bp) equals one-one hundredth of a percent. 100 bps equals 1.0%.

2020 Compensation Decisions

Based on our annual review of market practices, our strong stockholder support (94% in 2019 and 98% in 2018) for our Say-on-Pay vote, and the recommendation of FPL based on its benchmarking study, at this time our Compensation Committee has determined to maintain the same general structure and goals for our 2020 compensation program, except that (a) ESG metrics have been added as part of the annual incentive (bonus) compensation for named executive officers and other officers in areas directly related to ESG (b) the maximum achievable potential for performance-based equity grants was increased (which awards track below threshold at this time), and (c) the base compensation for our Executive Vice President and Director, Real Estate, has been increased starting in 2020 from $650,000 to $700,000. Otherwise, from a target pay perspective across components, we have made no material changes for five years, and the 2020 levels have been set at the same level as those in 2016, 2017, 2018, and 2019, including a post-vesting holding period of two years which further helps align the interests of our named executive officers and our stockholders.

OTHER COMPENSATION POLICIES AND PRACTICES

LTIP Units

Pursuant to our equity plans we have issued LTIP units, as a form of equity-based award for long-term incentive equity compensation. LTIP units are designed to qualify as "profits interests" in our operating partnership for federal income tax purposes, meaning that initially they would not be entitled to any distributions upon the liquidation of our operating partnership. However, over time the LTIP units can become entitled to a share of liquidating distributions from our operating partnership until the LTIP units are on a one-for-one parity with operating partnership units. LTIP units are designed to offer key employees a long-term incentive that will over time become comparable to restricted stock, while allowing them to enjoy a more favorable income tax treatment. Each LTIP unit awarded is deemed equivalent to an award of one share of Class A common stock reserved under both our 2013 Equity Plan and 2019 Equity Plan, reducing availability for other equity awards on a one-for-one basis.

With the exception of performance-based LTIP units granted in 2016 and thereafter, all LTIP units and restricted stock issued in connection with annual equity awards, whether vested or not, receive the same per unit distributions as operating partnership units, which equal per share dividends (both regular and special) on our Class A common stock. Performance-based LTIP units granted in 2016 and thereafter receive 10% of such distributions currently, unless and until such LTIP units are earned based on performance, at which time they will receive the accrued and unpaid 90% and will commence receiving 100% of such distributions. No dividend is paid initially with respect to performance-based restricted stock. Instead, the dividend amount is accrued and paid in full if and when such shares are earned at the end of the performance period.

The key difference between LTIP units and restricted stock is that at the time of award, LTIP units do not have full economic parity with operating partnership units, but can achieve such parity over time upon the occurrence of specified events. The capital account associated with an LTIP unit when it is initially issued is zero. Under the terms of the LTIP units, our operating partnership will revalue its assets upon the occurrence of certain specified events, and any increase in valuation from the time of grant until such event will be allocated first to the holders of LTIP units to equalize the capital accounts of such holders with the capital accounts of holders of operating partnership units. Upon equalization of the capital accounts of the holders of LTIP units with other holders of operating partnership units, the LTIP units will achieve full parity with operating partnership units for all purposes, including with respect to liquidating distributions.

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COMPENSATION DISCUSSION AND ANALYSIS

OTHER COMPENSATION POLICIES AND PRACTICES

Following a two year holding period, holders of vested LTIP units that have achieved such parity will have the right to convert their vested LTIP units into an equal number of operating partnership units or to require our operating partnership to redeem their vested LTIP units for an equal number of shares of Class A common stock of the company or, at the company’s option, an amount of cash equal to the value of such shares. Unless and until such parity is reached, the value that an executive will realize in a liquidation for a given number of vested LTIP units is less than the value of an equal number of operating partnership units. Events that allow such revaluation of our operating partnership’s assets under the partnership agreement and applicable federal tax regulations generally include: (1) the issuance by the company of our Class A common stock, (2) the issuance by our operating partnership of common or other operating partnership units, (3) significant repurchases of common stock for cash, and (4) the redemption by the company of common operating partnership units for cash or other property.

Our Compensation Committee believes that allowing executives to choose to receive equity-based awards in the form of LTIP units (1) serves our objectives by increasing the after-tax value of a given equity grant and, therefore, enhances our equity-based compensation package for executives as a whole, (2) advances the separate goal of promoting long-term equity ownership by executives (see "Minimum Share Ownership Guidelines for Executive Officers and Directors and Post-Vesting Holding Periods" below), (3) has no adverse impact on dilution as compared to using restricted stock, (4) does not increase our recorded expense on account of equity-based compensation awards, (5) further aligns the interests of executives with the interests of stockholders and (6) because LTIP units are offered by many of our peers, enables the company to remain competitive with our peers in recruiting and retaining talented executives. Based on these considerations, we offer certain eligible officers and employees a choice between restricted stock and LTIP units on a one-for-one basis for their performance-based and time-based long-term equity compensation awards.

Employment Agreement and Change in Control Severance Agreements

We entered into an employment agreement with Anthony E. Malkin effective October 7, 2013, which was extended for an additional three-year period as of October 5, 2018. His employment agreement provides for salary, target bonus, equity awards, and other benefits, including severance benefits upon qualifying terminations of employment. For more information, see "Compensation of Our Executive Officers" on page 64.

Employee Benefits

Our 401(k) Plan covers eligible employees of the company and any designated affiliate. Our 401(k) Plan permits an eligible employee to defer a percentage of eligible annual compensation, subject to certain limitations imposed by the IRS Code. The employee’s elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. In order to encourage employee

Perquisites and Other Personal Benefits

For security and efficiency, we provide Mr. Malkin a car and a full-time driver, with a value up to $162,500 per year at October 7, 2018, as adjusted for consumer price index ("CPI"). This allows him to travel more safely and to use his time more efficiently during his travel. The cost to the company in 2019 was $95,987 for the driver’s salary and bonus and $37,018 for car-related expenses. In addition, we provide Mr. Malkin security services for

In addition, we entered into change in control severance agreements with Messrs. Kessler, Durels and Keltner. These agreements provide for severance and other benefits, including acceleration of vesting of outstanding equity awards, upon qualifying terminations of employment following a change in control. For more information, see "Change in Control Severance Agreements" on page 69.

participation, we match up to $1,250 of employee contributions in cash, and these contributions vest over time. We do not provide our named executive officers with a supplemental pension or any other retirement or nonqualified deferred compensation benefits, other than the 401(k) Plan benefits provided generally to our employees.

him and his family, when required in his reasonable judgment, provided that Mr. Malkin provides the Compensation Committee with reasonable justification for any such expense which exceeds $50,000 in any consecutive 12-month period, excluding up to $50,000 total per residence for security assessment and related installations at any time during the three-year term that began October 7, 2018.

Clawback Policy

We have adopted a formal clawback policy, which allows us to recoup cash and equity incentive compensation paid to an officer covered by the policy if the related financial results are subsequently restated as described below. The policy covers all of our current and former executive officers as well as certain other specified officers. Pursuant to this policy, if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, then our Compensation Committee may require an employee covered by the policy who was engaged in fraud, willful misconduct, or

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COMPENSATION DISCUSSION AND ANALYSIS

OTHER COMPENSATION POLICIES AND PRACTICES

intentional illegal conduct which materially contributed to the need for such restatement to repay or forfeit to the company "excess compensation.” Excess compensation includes annual cash bonus and long-term incentive compensation in any form (including restricted stock and LTIP units, whether time-based or performance-based) received by that employee during the three-year period preceding the publication of the restated financial statements that our Compensation Committee determines was in

Hedging and Pledging Our Securities

Our employees are prohibited from engaging in a transaction meant to hedge or minimize losses in our securities, including engaging in transactions in puts, calls or other derivatives on our securities, or short-selling our securities.

excess of the amount that such employee would have received if such compensation had been determined based on the financial results reported in the restated financial statements.

Our Compensation Committee intends to periodically review this clawback policy and, as appropriate, conform it to any applicable final rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Executive officers and certain employees owning more than $1,000,000 of our securities are prohibited from pledging our securities as collateral for a loan unless such pledging is approved in advance by our Compensation Committee.

Minimum Share Ownership Guidelines for Executive Officers and Directors and Post-Vesting Holding Periods

We have adopted minimum stock ownership guidelines that require each executive officer to maintain ownership of a minimum number of shares of our common stock (including awarded operating partnership units and LTIP units) having a market value equal to or greater than a multiple (ten times, in the case of our Chief Executive Officer, and five times, in the case of all other executive officers) of such executive officer’s base salary. Each executive officer must achieve the minimum equity investment within five years from adoption of the guidelines or the date of such officer’s appointment (for subsequently appointed executive officers).

We have adopted minimum stock ownership guidelines that require our independent directors to hold a number of shares of our common stock (including awarded operating partnership units and LTIP units) having a market value equal to or greater than five times the portion of the annual base retainer which is eligible to be paid in cash. Each independent director must achieve the minimum equity investment within five years from the date of such director’s election to our Board of Directors (for subsequently appointed directors) to attain compliance with the stock ownership requirements.

In addition, equity awards granted to our named executive officers during 2019 are subject to a post-vesting holding period of two years.

Tax Gross-Up Payments

We do not provide any "golden parachute” tax gross-up payments to our named executive officers. According to their employment agreements, if any payments or benefits to be paid or provided to any of our named executive officers would be subject to "golden parachute” excise taxes under Section 4999 of the IRS Code, the executive’s payments and benefits will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax receipt for the executive.

Tax Implications - Deductibility of Executive Compensation

Section 162(m) of the U.S. Internal Revenue Code of 1986 (the "Code”), as amended by the Tax Cuts and Jobs Act of 2017 (the "TCJA”), limits to $1 million the deduction that publicly traded corporations may take for compensation paid to "covered employees” of the corporation. Under a series of private letter rulings issued by the Internal Revenue Service (the "IRS”) prior to the enactment of the TCJA, compensation paid by an operating partnership to executive officers of a REIT that serves as its general partner was not subject to the limitation on deductibility under Section 162(m) to the extent such compensation was attributable to services rendered to the REIT’s operating partnership. In

December 2019, the IRS issued proposed Treasury regulations under Section 162(m) (the "Proposed Regulations”) that overturn the guidance in the private letter rulings and apply Section 162(m)’s $1 million deduction limit to a REIT’s distributive share of any compensation paid by the REIT’s operating partnership to certain current and former executive officers of the REIT. The guidance under the Proposed Regulations would apply to all compensation deductible in tax years ending on or after December 20, 201 9 other than compensation paid pursuant to a written binding contract in effect on December 20, 2019 that is not subsequently materially modified. This guidance under the Proposed Regulations

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

represents an unexpected change in IRS guidance regarding the deductibility of compensation for REITs and, to the extent that compensation paid to our executive officers does not qualify for deduction under Section 1 62(m), a larger portion of stockholder distributions may be subject to U.S. federal income taxation as dividend income rather than return of capital.

While we continue to assess the impact of Section 162(m) of the Code and the Proposed Regulations on our compensation arrangements, the Board and the Compensation Committee believe that stockholder interests are best served if they retain maximum flexibility to design executive compensation programs that meet stated business objectives. For that reason, while our Board and Compensation Committee have considered the potential effects of Section 162(m) of the Code and the Proposed Regulations on the compensation paid to our named executive officers, the Compensation Committee’s compensation policy and practices are not directly guided by considerations relating to Section 162(m) of the Code.

Risk Considerations in Our Compensation Programs

Our Compensation Committee has discussed the concept of risk as it relates to our compensation programs with management and FPL, and our Compensation Committee does not believe the goals, or the underlying philosophy of our compensation programs encourage excessive or inappropriate risk taking.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee report to stockholders shall not, in accordance with the rules of the SEC, be incorporated by reference into any of our future filings made under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or under the Securities Act of 1933, as amended (the "Securities Act"), and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.

Our Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, and, based on such review and discussions, our Compensation Committee recommended to our Board of Directors that our Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by our Compensation Committee

James D. Robinson IV (Chair) Steven J. Gilbert

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2019, Mr. Robinson and Mr. Gilbert served as members of our Compensation Committee. No member of our Compensation Committee is a current or former officer or employee of the company or any of its subsidiaries. None of our named executive officers serves as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

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COMPENSATION OF OUR EXECUTIVE OFFICERS

2019 SUMMARY COMPENSATION TABLE

The following summary compensation table sets forth information concerning the total compensation paid to, earned by or awarded to our named executive officers for the fiscal years ended December 31, 2019, 2018 and 2017, respectively.

All Other

Name and Principal Position Year Salary ($) Bonus ($) Stock Awards ($) Compensation ($) Total ($)

Anthony E. Malkin 2019 810,000 2,000,000(1) 8,201,244® 1 34,255(3)(4) 1 1,145,499

Chairman of the Board and Chief Executive Officer 2018 810,000 2,000,000(1) 6,545,801(2) 3 4 5 174,240 9,530,041

2017 810,000 1,822,500 6,549,981 136,538 9,319,019

John B. Kessler 2019 700,000 650,000(1) 3,787,495(2) 1,250(4) 5,138,745

President and Chief Operating Officer 2018 700,000 750,000 3,093,122 1,250 4,544,372

2017 700,000 1,050,000 3,096,826 1,250 4,848,076

David A. Karp 2019 400,000(5) — 3,085,1 1 7(2) 36,250(4) 3,521,367

Former Executive Vice President and Chief Financial Officer 2018 650,000 680,000 2,034,081 1,250 3,365,331

2017 650,000 731,250 2,037,781 1,250 3,420,281

Thomas P. Durels 2019 650,000 1,000,000(1) 3,543,734(2) 1,250(4) 5,194,984

Executive Vice President, Real Estate 2018 650,000 1,000,000 3,017,602 1,250 4,668,852

2017 650,000 731,250 3,023,075 1,250 4,405,575

Thomas N. Keltner, Jr. 2019 625,000 430,000(1) 1,345,300(2) 1,250(4) 2,401,550

Executive Vice President, General Counsel and Secretary 2018 625,000 430,000 1,041,514 1,250 2,097,764

2017 625,000 468,750 1,041,080 1,250 2,136,080

(1) Named executive officers were given the option to receive all or a portion of their 2019 annual incentive bonus (paid in 2020) either in cash or all or part of such cash for an equivalent number of time-based LTIP units (or at 125% of the cash amount received, if the recipient agreed to defer vesting of such LTIP units over a three-year period). The amounts indicated represent the face amount of such grants. The grant date fair values of the portion of the awards that the named executive officers elected to receive in the form of LTIP Units are reported in the 2019 Grants of Plan-Based Awards table in this Proxy Statement. For more information about the performance goals, see "Annual Incentive Bonus Opportunities for 2019" on page 53.

(2) These amounts reflect the aggregate grant date fair value of LTIP unit awards granted on March 20, 2019 to each of the named executive officers in accordance with FASB ASC Topic 718 disregarding estimated forfeitures and assuming the probable outcome of the performance metrics for performance-based LTIP units. The maximum values of the performance-based LTIP units granted in 2019 (if determined based on stock price on the grant date, rather than fair value), assuming that the highest level of performance is achieved, would be $12,280,722 for Mr. Malkin, $5,671,474 for Mr. Kessler, $3,576,961 for Mr. Karp (on a pro forma basis only, since he forfeited these LTIP units on his departure August 1, 2019), $5,306,480 for Mr. Durels, and $2,014,488 for Mr. Keltner. (All such grants track below threshold at this time.) A discussion of the assumptions used in calculating these fair values can be found in Note 9 to our 2019 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. Also, see the 2019 Grants of Plan-Based Awards Table contained in this Proxy Statement for more information regarding the number of shares and grant date fair values of the time-based and performance-based LTIP units granted to each named executive officer in 2019. The amounts reported in the table above are not necessarily representative of the amounts, if any, that the named executive officers may receive upon vesting of these awards. The threshold, target and maximum values used by the Compensation Committee in determining the number of shares subject to performance-based LTIP units granted in 2019 are set forth under "Allocation of 2019 Long-Term Equity Incentive Compensation Subject to Performance-Based Vesting" on page 59. It should be noted that performance-based long-term equity incentive awards granted in 2016 and 2017 were forfeited entirely because the company did not achieve the threshold TSR goals, and the company's TSR must improve significantly over the 2019-2021 performance period in order for any portion of the 2019 performance-based LTIP units to be earned. For more information about the performance goals, see "Allocation of 2019 LongTerm Equity Incentive Compensation Subject to Performance-Based Vesting." on page 59. In addition, for Mr. Karp, the value reported for 2019 includes $696,383 of incremental fair value attributable to the modification, in connection with his resignation, of his time-based awards granted on February 29, 2016, March 17, 2017 and March 27, 2018 to provide for continued vesting over the original time periods, even while he is no longer employed at the company, but subject to acceleration if he dies and forfeiture if he becomes a named executive officer of another publicly-listed company.

(3) We provide Mr Malkin a car and a full-time driver. The amount reported includes the cost to the company for the car and driver for 2019, which was $95,987 for the driver's salary and bonus and $37,018 for car-related expenses

(4) Includes a matching contribution in our 401(k) Plan of $1,250 in 2019 and, for Mr. Karp, a payment for accrued vacation in the amount of $35,000.

(5) Effective August 1, 2019, David A. Karp completed his service as Executive Vice President and Chief Financial Officer, and stepped down from all his duties in the company and its operating partnership. The amount reported represents actual salary paid in 2019 through the executive's termination on August 1, 2019.

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COMPENSATION OF OUR EXECUTIVE OFFICERS

2019 GRANTS OF PLAN-BASED AWARDS

2019 GRANTS OF PLAN-BASED AWARDS

The following table discloses the number of plan-based awards granted in 2019 to our named executive officers and the grant date fair value of these awards.

Name Grant Date Estimated Future Payouts under Equity Plan: Number of Performance-Based Shares of Stock or Units(1) All Other Stock Awards: Number of Time-Based Shares of Stock or Units (#) Grant Date Fair Value of Stock or Units ($)

Threshold (#) Target (#) Maximum (#)

Anthony E. Malkin 3/20/19 — — — 180,115(2) 3 4 5 2,499,996(4)

3/20/19 — — — 196,531(3) 2,733,746(5)

3/20/19 192,246 384,493 768,987 — 5,467,498(6)

John B. Kessler 3/20/19 — — — 13,666(2) 187,498(4)

3/20/19 — — — 90,762(3) 1,262,499®

3/20/19 88,783 1 77,566 355,133 — 2,524,996(6)

David A. Karp 3/20/19 — — — 1 2,390(2) 169,991(4)

3/20/19 — — — 57,242(3) 796,236®

3/20/19 55,995 111,990 223,980 — 1,592,498(6)

Thomas P, Durels 3/20/19 — — — 90,057(2) 1,249,991(4)

3/20/19 — — — 84,920(3) 1,181,237®

3/20/19 83,069 166,139 332,278 — 2,362,497(6)

Thomas N. Keltner, Jr. 3/20/19 — — — 38,724(2) 537,489(4)

3/20/19 — — — 32,238(3) 448,431(5)

3/20/19 31,535 63,071 126,142 — 896,870®

(1) Represents performance-based LTIP units granted pursuant to our 2013 Equity Plan based on threshold, target and maximum amounts. The number of performancebased LTIP units that vest may range from no performance-based LTIP units to the vesting of the maximum amount of performance-based LTIP units, as shown above. Within such range, an interpolated amount would be applied if results fall between such threshold, target and maximum measures. Performance-based LTIP units granted on March 20, 2019 will be earned based on the company's relative annualized TSR over a three-year performance period that commenced on January 1, 2019. Any earned performance-based LTIP units will then vest 50% on January 1, 2022, the end of the three-year performance period, and 50% on January 1, 2023, conditioned on continued employment. For more information about the performance criteria, see "Allocation of 2019 Long-Term Equity Incentive Compensation Subject to Performance-Based Vesting" on page 59. Mr Karp forfeited his entire award upon his resignation effective August 1, 2019.

(2) Named executive officers were given the option to receive all or a portion of their 2018 annual incentive bonus (paid in 2019) either (a) in cash or vested LTIP units at 100% of the face amount of such bonus or (b) in time-based LTIP units, vesting over a three year period, at 125% of the face amount of such bonus. The number of LTIP units indicated above represents 100% of the face amount of such grants for named executive officers who elected to receive fully vested LTIP units upon grant, and 125% of the face amount of the bonus for named executive officers who elected to receive LTIP units subject to vesting. These LTIP units vest 33.33% on each of the three anniversaries of January 1, 2019, in each case subject to continued employment. For more detail on these elections, see "Bonus Election Program" on page 58.

(3) Represents time-based LTIP units granted to each named executive officer pursuant to our 2013 Equity Plan. These time-based LTIP units vest 25% on each of the first four anniversaries of January 1, 2019, in each case subject to continued employment. Mr. Karp forfeited his entire award upon his resignation effective August 1, 2019.

(4) The amounts represent the grant date fair value of the LTIP units computed in accordance with FASB ASC Topic 718 and are based upon time-based LTIP units with a per unit amount of $13.72 for Messrs. Kessler and Karp, and $13.88 for Messrs. Malkin, Durels and Keltner. A discussion of the assumptions used in calculating these values can be found in Note 9 to our 2019 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(5) The amounts represent the grant date fair value of the LTIP units computed in accordance with FASB ASC Topic 718 at $13.91 per unit for the time-based LTIP units for Messrs. Malkin, Kessler, Karp, Durels and Keltner. A discussion of the assumptions used in calculating these values can be found in Note 9 to our 2019 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(6) The amounts represent the grant date fair value of the LTIP units computed in accordance with FASB ASC Topic 718 and are based upon performance-based LTIP units with a per unit amount of $7.11. A discussion of the assumptions used in calculating these values can be found in Note 9 to our 2019 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

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COMPENSATION OF OUR EXECUTIVE OFFICERS
2019 OPTION EXERCISES AND STOCK OR UNITS VESTED

2019 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2019.

	Stock Awards			
Name	Number of Time-based Shares or Units That Have Not Vested[1] (#)	Market Value of Time-based Shares or Units That Have Not Vested[2] ($)	Equity Plan Awards: Number of Unearned Performance-based Shares, Units or Other Rights That Have Not Vested[3] (#)	Equity Plan Awards: Market or Payout Value of Unearned Performance-based Shares, Units or Other Rights That Have Not Vested[2] ($)
Anthony E. Malkin	695,571	9,710,171	425,969	5,946,527
John B. Kessler	196,459	2,742,568	202,487	2,826,719
David A. Karp[4]	67,900	947,884	–	–
Thomas P. Durels	348,060	4,858,918	193,356	2,699,250
Thomas N. Keltner, Jr.	130,487	1,821,599	73,298	1,023,240

(1) LTIP units granted to our named executive officers (i) on February 29, 2016 that vest 25% on January 1 of 2017, 2018, 2019 and 2020, (ii) on February 29, 2016 (for Mr. Durels only) that vest 30% on February 28, 2019, 30% on February 29, 2020, and 40% on February 28, 2021, (iii) on March 17, 2017 that vest 25% on January 1, 2018, 2019, 2020 and 2021, (iv) on March 27, 2018 that vest 25% on January 1, 2019, 2020, 2021 and 2021, and (v) on March 20, 2019 that vest 25% on January 1, 2020, 2021, 2022 and 2023, all subject to continued employment.

(2) Calculated assuming that the value of an LTIP unit on December 31, 2019 was equal to the $13.96 price of a share of our Class A common stock on such date.

(3) LTIP units granted to our named executive officers (i) on March 27, 2018, for which no units are estimated to be earned, but as shown in the chart above at threshold amount of our company's absolute and relative annualized TSR over a three-year performance period commencing on January 1, 2018, and (ii) on March 20, 2019, for which no units are estimated to be earned, but as shown in the chart above at threshold amount of our company's relative annualized TSR over a three-year performance period commencing on January 1, 2019. For more information about the performance criteria, see "Allocation of 2019 Long-Term Equity Incentive Compensation Subject to Performance-Based Vesting" on page 59.

(4) Upon Mr. Karp's resignation effective August 1, 2019, the Compensation Committee determined that Mr. Karp's time-based awards granted on February 29, 2016, March 17, 2017 and March 27 2018 would continue to vest in accordance with their original terms, subject to acceleration upon death and forfeiture in the event that he becomes a named executive officer of another publicly-listed company. All of his performance-based awards were forfeited in accordance of the terms of such original award agreements.

2019 OPTION EXERCISES AND STOCK OR UNITS VESTED

The following table sets forth certain information regarding LTIP units that vested in 2019 for the named executive officers. No other equity awards held by our named executive officers were vested or exercised in 2019.

	Stock or Unit Awards	
Name	Number of Shares or Units Acquired on Vesting[1] (#)	Value Realized on Vesting[2] ($)
Anthony E. Malkin	193,341	2,751,242
John B. Kessler	88,074	1,064,306
David A. Karp	59,885	675,854
Thomas P. Durels	94,045	1,338,260
Thomas N. Keltner, Jr.	37,302	530,807

(1) Represents the aggregate number of LTIP units that vested in 2019.

(2) The value realized on vesting of the LTIP units is the product of (a) the closing price on the NYSE of a share of Class A common stock on the vesting date (or, if the vesting date was not a trading day, the immediately preceding trading day), multiplied by (b) the number of LTIP units vesting. In each case, the value realized is before payment of any applicable taxes and brokerage commissions, if any.

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COMPENSATION OF OUR EXECUTIVE OFFICERS

EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT

On April 5, 2016, we entered into an amended and restated written employment agreement with Anthony E. Malkin, which was amended as of October 5, 2018. The employment agreement had an initial term of three years from the date of the IPO, provided for up to two automatic one-year extensions thereafter (both of which occurred), and has been extended for a period of three years until October 7, 2021. The employment agreement requires Mr. Malkin to devote a majority of his business time and attention to the performance of his duties under the employment agreement.

Mr. Malkin’s employment agreement provides for:

■ an annual base salary of not less than $81 0,000 subject to review and increase on an annual basis in the discretion of our Compensation Committee (Mr. Malkin’s base salary was increased to $810,000 in 2016 by our Compensation Committee and has remained at the same level since such time);

■ eligibility for annual cash performance bonuses with a target bonus equal to 200% of Mr. Malkin’s annual base salary, based on the satisfaction of company and individual performance criteria established by our Compensation Committee;

■ participation in our long-term incentive program with the amount of such awards granted to Mr. Malkin to be no less than that granted to other senior executives and be reasonable in light of the contributions made or expected to be made by Mr. Malkin for the period for which such grant is made;

■ participation in all of our benefit plans and entitlement to receive benefits and perquisites at a level no less favorable than those provided to our other senior executives;

■ a company-owned or leased automobile and a driver with a value of up to $162,500 per year (as adjusted for CPI);

■ consistent with company policy, reimbursement to Mr. Malkin for appropriate company business-related private air travel where he reasonably determines that such travel will enhance his effectiveness and efficiency;

■ security services for Mr. Malkin and his family, when required in the Board’s or his reasonable judgment, provided that Mr. Malkin provides the Compensation Committee with reasonable justification for any such expense which exceeds $50,000 in any consecutive 12-month period, excluding: (a) up to $50,000 total per residence for security assessment and related installations at any time during the three-year term that began October 7, 2018 and (b) amounts provided for the company-owned car, driver and related expenses; and

■ administrative assistance and office space for Mr. Malkin, and services reasonably acceptable to him, so long as Mr. Malkin is providing services to us in any capacity.

The consequences of a termination of employment of Mr. Malkin pursuant to his employment agreement and equity award agreements are as follows:

Termination Without Cause or for Good Reason (not Following a Change in Control)

Upon a termination of employment by us without "cause" (other than due to death or "disability") or by Mr. Malkin for "good reason" (each as defined in the employment agreement), subject to Mr. Malkin’s and the company’s execution of a mutual release of claims in the form provided for in the employment agreement,

Mr. Malkin will be entitled to:

■ annual base salary and other benefits earned but unpaid prior to the date of termination;

■ earned but unpaid annual bonus for the prior fiscal year;

■ a lump sum amount equal to two times the sum of Mr. Malkin’s then-current annual base salary plus the average annual bonus paid to Mr. Malkin over the three most-recently completed fiscal years;

■ a pro-rated annual bonus for the year in which the termination of employment occurs, calculated based on actual performance for the entire performance period (disregarding any subjective performance goals and without the exercise of any negative discretion), to be paid at the end of the performance period;

■ subject to Mr. Malkin’s election of COBRA coverage under the company’s group health plan, for up to 18 months following his termination, a monthly payment equal to the difference between the monthly COBRA premium cost and the premium cost to Mr. Malkin as if he continued to be our employee;

■ equity awards subject to time-based vesting immediately vest in full;

■ pro-rated vesting of equity awards subject to performance-based vesting to the extent the underlying performance requirements have been met based on performance from commencement of the performance period through the date of termination; and

■ stock options will remain exercisable for three years following the termination, but in no event later than their expiration.

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COMPENSATION OF OUR EXECUTIVE OFFICERS

EMPLOYMENT AGREEMENT

Termination Without Cause or for Good Reason Following a Change in Control

Upon a termination of employment by us without "cause" (other than due to death or "disability") or by Mr. Malkin for "good reason" within two years following a "change in control" (as defined in our 2013 Equity Plan), subject to Mr. Malkin’s and the company’s execution of a mutual release of claims in the form provided for in the employment agreement, Mr. Malkin will be entitled to:

■ annual base salary and other benefits earned but unpaid prior to the date of termination;

■ earned but unpaid annual bonus for the prior fiscal year;

■ a lump sum amount equal to three times the sum of Mr. Malkin’s then-current annual base salary plus the average annual bonus paid to Mr. Malkin over the three most-recently completed fiscal years;

■ a pro-rated annual bonus for the year in which the termination of employment occurs, calculated based on actual performance for the entire performance period (disregarding any subjective performance goals and without the exercise of any negative discretion), to be paid at the end of the performance period;

■ subject to Mr. Malkin’s election of COBRA coverage under the company’s group health plan, for up to 18 months following his termination, a monthly payment equal to the difference between the monthly COBRA premium cost and the premium cost to Mr. Malkin as if he continued to be our employee;

■ equity awards subject to time-based vesting immediately vest in full;

■ equity awards subject to performance-based vesting will vest to the extent the underlying performance requirements have been met based on performance from commencement of the performance period through the date of termination; and

■ stock options will remain exercisable for three years following the termination, but in no event later than their expiration.

Termination Due to Death or Disability

Upon Mr. Malkin’s termination due to his death or "disability," subject to Mr. Malkin’s (or his estate’s) and the company’s execution of a mutual release of claims in the form provided for in the employment agreement, Mr. Malkin, or his estate, will be entitled to:

■ annual base salary and other benefits earned but unpaid prior to the date of termination;

■ earned but unpaid annual bonus for the prior fiscal year;

■ a pro-rated annual bonus for the year in which the termination of employment occurs, calculated based on actual performance for the entire performance period (disregarding any subjective

Termination Due to Retirement

Pursuant to the terms of Mr. Malkin’s equity award agreements, upon the executive’s resignation following the later of (x) the executive’s 60th birthday and (y) the executive’s completing ten years of service (including service with our predecessors), he will be entitled to:

■ equity awards subject to time-based vesting immediately vest in full; and

performance goals and without the exercise of any negative discretion), to be paid at the end of the performance period;

■ equity awards subject to time-based vesting immediately vest in full;

■ pro-rated vesting of equity awards subject to performancebased vesting to the extent the underlying performance requirements have been met based on performance from commencement of the performance period through the date of death or disability; and

■ stock options will remain exercisable for three years following the termination, but in no event later than their expiration.

■ pro-rated vesting of equity awards subject to performancebased vesting to the extent the underlying performance requirements have been met based on performance from the commencement of the performance period through the date of retirement.

Resignation (not for Good Reason) or Non-Renewal

Upon a termination of employment by Mr. Malkin for any reason other than "good reason," or by notice by him or us of non-renewal of the employment agreement, Mr. Malkin will be entitled to:

■ annual base salary and other benefits earned but unpaid prior to the date of termination; and

■ subject to Mr. Malkin’s and our company’s execution of a mutual release of claims, any earned but unpaid annual bonus for the prior fiscal year.

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COMPENSATION OF OUR EXECUTIVE OFFICERS

CHANGE IN CONTROL SEVERANCE AGREEMENTS

Termination for Cause

Upon a termination of employment by us for "cause,” Mr. Malkin will be entitled only to annual base salary and other benefits earned but unpaid prior to the date of termination.

Parachute Payments

In the event that any amount payable to Mr. Malkin is determined to be an subject to the excise tax under Section 4999 of the IRS Code, such amount will be reduced to one dollar less than the threshold amount that would trigger an excise tax under Section 4999 of the IRS Code, unless that reduction would result in Mr. Malkin receiving a lesser net after-tax amount.

Restrictive Covenants and Other Provisions

Although the employment agreement requires Mr. Malkin to devote a majority of his business time and attention to the performance of his duties under the employment agreement, Mr. Malkin may (i) serve on the board of one or more business corporations identified by Mr. Malkin with the consent of our Board of Directors (such consent not to be unreasonably withheld), (ii) participate in charitable, civic, educational, professional, community or industry affairs, and (iii) manage his and his family’s personal investments (including the excluded properties and excluded businesses (as defined under "Excluded Properties and Businesses” on page 80)), including providing services to or maintaining a family office for purposes of managing such investments, provided that (x) the activities set out in clauses (i), (ii), and (iii) shall be limited by Mr. Malkin so as not to interfere materially, individually or in the aggregate, with the performance of his duties and responsibilities under his employment agreement or create a potential business or fiduciary conflict and (y) with respect to the activities set out in clause (iii), such activities shall be limited to non-controlling investments to the extent such investments are office or retail real estate properties located in New York County, New York, Fairfield County, Connecticut, Westchester County, New York, and any other geographic area in which we invest in such properties.

The employment agreement contains standard confidentiality and mutual non-disparagement provisions, which will apply indefinitely, and non-competition, no-hire and non-solicitation provisions, which will apply during the term of the employment agreement and will continue for a period of one year following the termination of Mr. Malkin’s employment.

The employment agreement provides that until the later of the date on which (i) Mr. Malkin is no longer serving as our Chief Executive Officer and (ii) Mr. Malkin and his affiliates no longer hold on a consolidated basis at least (x) 50% of the amount of our Class A common stock, Class B common stock and operating partnership units in our operating partnership which was held by Mr. Malkin and his affiliates as of the date of the closing of the consolidation and (y) 10% of the voting power of our outstanding common stock voting together as a single class, our Board of Directors shall cause Mr. Malkin to be nominated for re-election to our Board of Directors at the expiration of the then current term. Unless Mr. Malkin has resigned as a director, for so long as the foregoing ownership thresholds are met, this obligation shall survive beyond the expiration of the term of Mr. Malkin’s employment agreement and the termination of Mr. Malkin’s employment for any reason other than for "cause” unless prohibited by legal or regulatory requirements. Failure of our Board of Directors to nominate Mr. Malkin for election to our Board of Directors, the failure of Mr. Malkin to be elected or re-elected, or his removal as a member of our Board of Directors constitute "good reason” under the employment agreement.

All disputes, except equitable enforcement of restrictive covenants, under the employment agreement will be resolved by arbitration in accordance with the rules of the Judicial Arbitration and Mediation Services, Inc. in New York City. We have agreed to pay all costs of the arbitration except, if applicable, Mr. Malkin’s petitioner’s filing fee. If an arbitrator determines that Mr. Malkin has prevailed on the issues in dispute in the arbitration, we will pay or reimburse any reasonable expenses, including reasonable attorney’s fees, which Mr. Malkin incurs in such arbitration.

CHANGE IN CONTROL SEVERANCE AGREEMENTS

On April 5, 2016, we entered into amended and restated written change in control severance agreements with Messrs. Durels and Keltner, and on February 1,2015, we entered into a written change in control severance agreement with Mr. Kessler substantially similar to the change in control severance agreements with Messrs. Durels and Keltner. Each of the change in control severance agreements will terminate two years after the date of any written notice of termination from us to the applicable executive officer; provided, that if a "change in control” (as defined in our 2013 Equity Plan) occurs while the agreement is still operative, any written notice to the executive officer terminating the agreement will not be effective prior to the second anniversary of the "change in control.”

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COMPENSATION OF OUR EXECUTIVE OFFICERS

CHANGE IN CONTROL SEVERANCE AGREEMENTS

The consequences of a termination of employment of any such executive pursuant to his change in control severance agreement and equity award agreements are as follows:

Termination Without Cause or for Good Reason Following a Change in Control

Upon a termination of employment by us without "cause" (other than due to death or "disability") or by the executive officer for "good reason" (each as defined in the change in control severance agreements), within two years following a "change in control," subject to the executive officer’s execution of a release of claims, the executive officer will be entitled to:

■ annual base salary and other benefits earned but unpaid;

■ earned but unpaid annual bonus for the prior fiscal year;

■ an amount equal to two times the sum of the executive officer’s then-current annual base salary plus the average bonus earned over the three most-recently completed fiscal years;

■ a pro-rated annual bonus for the year in which the termination of employment occurs, calculated based on actual performance for the entire performance period (disregarding any subjective performance goals and without the exercise of any negative discretion), and paid at the end of the performance period;

■ subject to the executive officer’s election of COBRA coverage under the company’s group health plan, for up to 18 months, a monthly payment equal to the difference between the monthly COBRA premium cost and the premium cost to the executive officer as if he continued to be our employee;

■ equity awards subject to time-based vesting immediately vest in full; and

■ equity awards subject to performance-based vesting will vest based on performance from commencement of the performance period through the date of termination (i) on a pro-rated basis, if the termination occurs before the performance period ends and (ii) in full, if the termination occurs after the performance period ends.

Termination Due to Death or Disability Following a Change in Control

In the event of the applicable executive officer’s death or "disability" within two years following a change in control, the executive officer will be entitled to his accrued and unpaid annual base salary and other benefits, as well as any earned but unpaid annual bonus for the prior fiscal year. In addition, pursuant to the terms of the executives’ equity award agreements:

■ equity awards subject to time-based vesting immediately vest in full; and

■ equity awards subject to performance-based vesting will, to the extent the underlying performance requirements have been met based on performance from commencement of the performance period through the date of death or disability, vest (i) on a pro-rated basis, if the termination occurs before the performance period and (ii) in full, if the termination occurs after the performance period ends.

Resignation (not for Good Reason, Following a Change in Control)

Upon a termination by the executive officer for any reason other than "good reason," the executive officer will be entitled to his accrued and unpaid annual base salary and other benefits, as well as any earned but unpaid annual bonus for the prior fiscal year.

Termination Without Cause or for Good Reason (not Following a Change in Control)

Pursuant to the terms of the executives’ equity award agreements, upon a termination of employment by us for any reason other than "cause" or the executive’s resignation for "good reason," the executive officer will be entitled to:

■ equity awards subject to time-based vesting immediately vest in full; and

■ equity awards subject to performance-based vesting will, to the extent the underlying performance requirements have been met based on performance from commencement of the performance period through the date of termination, vest (i) on a pro-rated basis, if the termination occurs before the performance period ends and (ii) in full, if the termination occurs after the performance period ends.

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COMPENSATION OF OUR EXECUTIVE OFFICERS
POTENTIAL PAYMENTS UPON TERMINATION

Termination Due to Retirement (Whether or not Following a Change in Control)

Pursuant to the terms of the executives' equity award agreements, upon the executive's resignation following the later of (x) the executive's 60th birthday and (y) the executive completing ten years of service (including service with our predecessors), the executive officer will be entitled to:

- equity awards subject to time-based vesting immediately vest in full; and
- equity awards subject to performance-based vesting will, to the extent the underlying performance requirements have been met based on performance from commencement of the performance period through the date of retirement, vest (i) on a pro-rated basis, if the termination occurs before the performance period ends, and (ii) in full, if the termination occurs after the performance period ends.

Parachute Payments

In the event that any amount payable to an executive officer would be subject to the excise tax under Section 4999 of the IRS Code, such amount will be reduced to one dollar less than the threshold amount that would trigger an excise tax under Section 4999 of the IRS Code, unless that reduction would result in the executive receiving a lesser net after-tax amount.

Restrictive Covenants and Other Provisions

The change in control severance agreements also contain standard confidentiality and mutual non-disparagement provisions, which will apply indefinitely, and non-competition, no-hire and non-solicitation provisions, which apply during the term of the agreements and will continue for one year following termination of employment, except that Mr. Kessler's non-compete restriction will continue for six months following the termination of his employment and his no-hire and non-solicitation restrictions will continue for 24-months following the termination of his employment.

All disputes, except equitable enforcement of restrictive covenants, under the change in control severance agreements will be resolved by arbitration in accordance with the rules of the Judicial Arbitration and Mediation Services, Inc. in New York City. We have agreed to pay all costs of the arbitration except, if applicable, the executive officer's petitioner's filing fee. If an arbitrator determines that the applicable executive officer has prevailed on the issues in dispute in the arbitration, we will pay or reimburse any reasonable expenses, including reasonable attorney's fees, which the executive officer incurs in such arbitration.

POTENTIAL PAYMENTS UPON TERMINATION

As set forth above in "Employment Agreement" on page 67 and "Change in Control Severance Agreements" on page 69, our named executive officers will be entitled to certain compensation and benefits in the event of termination of employment. Assuming a termination of employment and change in control (if applicable) occurred on December 31, 2019 and a price per share of our common stock on the date of termination of $13.96 (the closing price of our Class A common stock on the NYSE on such date), the amount of compensation that would have been payable to each named executive officer in each situation is listed in the table below. Mr. Karp has been omitted from the table below, because his employment terminated on August 1, 2019, and he did not receive any severance payments or benefits in connection with his termination, other than continued vesting of certain time-based awards held by him, as described in footnote 2 to the "2019 Summary Compensation Table" on page 64.

Name and Principal Position	Severance ($)	Cash Bonus[1] ($)	Continued Medical Benefits ($)	Unvested Time-Based LTIP Units[2] ($)	Unvested Performance-Based LTIP Units ($)[3]	Total ($)
Anthony E. Malkin						
Involuntary Termination Without Cause or Resignation for Good Reason	5,383,334	2,000,000	19,873	9,710,171	–	17,113,378
Involuntary Termination Without Cause or Resignation for Good Reason Following Change in Control	8,075,001	2,000,000	19,873	9,710,171	–	19,805,045[5]
Death or Disability	–	2,000,000	–	9,710,171	–	11,710,171
Termination For Cause	–	–	–	–	–	–
Resignation or Non-Renewal of Employment Contract	–	2,000,000	–	–	–	2,000,000
Retirement	–	–	–	–	–	–

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COMPENSATION OF OUR EXECUTIVE OFFICERS
POTENTIAL PAYMENTS UPON TERMINATION

Name and Principal Position	Severance ($)	Cash Bonus[1] ($)	Continued Medical Benefits ($)	Unvested Time-Based LTIP Units[2] ($)	Unvested Performance-Based LTIP Units ($)[3]	Total ($)
John B. Kessler						
Involuntary Termination Without Cause or Resignation for Good Reason	–	–	–	2,742,568	–	2,742,568
Involuntary Termination Without Cause or Resignation for Good Reason Following Change in Control	3,300,000	650,000	31,098	2,742,568	–	6,723,666
Death or Disability	–	–	–	2,742,568	–	2,742,568
Termination For Cause	–	–	–	–	–	–
Resignation or Non-Renewal of Employment Contract	–	–	–	–	–	–
Retirement	–	–	–	–	–	–
Thomas P. Durels						
Involuntary Termination Without Cause or Resignation for Good Reason	–	–	–	4,858,918	–	4,858,918
Involuntary Termination Without Cause or Resignation for Good Reason Following Change in Control	2,941,666	1,000,000	31,098	4,858,918	–	8,831,682[6]
Death or Disability	–	–	–	4,858,918	–	4,858,918
Termination For Cause	–	–	–	–	–	–
Resignation or Non-Renewal of Employment Contract	–	–	–	–	–	–
Retirement	–	–	–	–	–	–
Thomas N. Keltner, Jr.						
Involuntary Termination Without Cause or Resignation for Good Reason	–	–	–	1,821,599	–	1,821,599
Involuntary Termination Without Cause or Resignation for Good Reason Following Change in Control	2,161,666	430,000	19,873	1,821,599	–	4,433,138
Death or Disability	–	–	–	1,821,599	–	1,821,599
Termination For Cause	–	–	–	–	–	–
Resignation or Non-Renewal of Employment Contract	–	–	–	–	–	–
Retirement	–	–	–	1,821,599	–	1,821,599

(1) For purposes of this table, the amount of the cash bonus component of severance equals the face amount of the annual incentive bonus awarded to each named executive officer with respect to 2019 (paid in 2020). For more detail on bonus elections, see "Bonus Election Program" on page 58.

(2) Calculated assuming that the value of an LTIP unit on December 31, 2019 (the last business day of the fiscal year) was equal to the $13.96 value of a share of our Class A common stock on such date.

(3) Calculated based on the number of unvested performance-based LTIP units that were estimated to have been earned at December 31, 2019, which estimate in all instances was zero.

(4) Pursuant to grant and change in control agreements, the vesting is accelerated on retirement for an executive who has then met certain length of service and age qualifications. Mr. Keltner is the only executive officer who has met such qualifications to date.

(5) According to Mr. Malkin's employment agreement, if any payments or benefits to be paid or provided to Mr. Malkin are subject to "golden parachute" excise taxes under Section 280G of the IRS Code, Mr. Malkin's payments and benefits will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax receipt for Malkin. For purposes of this table, Mr. Malkin's payout following an involuntary termination not for "cause" or resignation for "good reason" following a "change in control" would not be reduced to result in a greater net after-tax receipt, assuming a termination of Mr. Malkin's employment for such reason occurred on December 31, 2019.

(6) According to each of the change in control severance agreements, if any payments or benefits to be paid or provided to the executive are subject to "golden parachute" excise taxes under Section 280G of the IRS Code, such payments and benefits will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax amount. For purposes of this table, Mr. Durels' payout following an involuntary termination not for "cause" or resignation for "good reason" following a "change in control" would be reduced by $535,187 to result in a greater net after-tax receipt, assuming a termination of Mr. Durels' employment for such reason occurred on December 31, 2019.

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COMPENSATION OF OUR EXECUTIVE OFFICERS

PAY RATIO

PAY RATIO

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee. We determined our median employee, as of October 1, 201 9, based on total cash compensation of each of our then active 793 employees (excluding the Chief Executive Officer), comprised of 231 managers and professionals and 562 members covered by collective bargaining agreements who are typically focused on the operations and maintenance of our properties. In determining the median employee, we annualized total cash compensation for permanent employees who worked less than a full year, but not for temporary or part-time workers including seasonal employees. The annual total compensation for 2019 of our median employee, a custodial employee, was $62,1 57, calculated in accordance with SEC rules. As disclosed in the 2019 Summary Compensation Table appearing on page 64, our Chief Executive

Officer’s annual total compensation for 2019 was $11,145,499. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees was 179 to 1. The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 5, 2020, regarding the beneficial ownership of shares of our common stock and units of partnership interest in Empire State Realty OP, L.P. (our "operating partnership") by:

■ each of our directors;

■ each of our named executive officers;

■ each person known by us to be the beneficial owner of 5% or more of our outstanding common stock; and

■ all of our directors and executive officers as a group.

In accordance with SEC rules, each listed person’s beneficial ownership includes:

■ all shares the investor actually owns beneficially or of record;

■ all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

■ all shares the investor has the right to acquire within 60 days after March 5, 2020 (unless otherwise noted).

On March 5, 2020, there were:

■ 1 82,21 4,467 shares of our common stock outstanding, 182,138,251 of which represent Class A common stock, 76,216 of which represent restricted Class A common stock, and 1,01 5,398 of which represent Class B common stock (each of which may be exchanged on a one-for-one basis for shares of our Class A common stock); and

■ 1 1 6,452,398 operating partnership units of our operating partnership outstanding, consisting of: (i) 72,508,173 Series PR operating partnership units, 25,555,242 Series ES operating partnership units, 6,923,863 Series 60 operating partnership units, and 3,479,825 Series 250 operating partnership units, each of which may be exchanged for cash, or at our option, shares of Class A common stock on a one-for-one basis; and (ii) 7,908,577 and 76,718 LTIP units issued pursuant to our 2013 Equity Plan and 2019 Equity Plan, respectively, each of which, upon the satisfaction of certain conditions, is convertible into operating partnership units of our operating partnership.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Unless otherwise indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, Empire State Realty Trust, Inc., 111 West 33rd Street, 12th Floor, New York, New York 10120.

Common Stock and Operating

Common Stock (Class A and Class B) Partnership Units

Number of Shares of

Common Stock and Percentage of All

Name Number of Shares of Common Stock Beneficially Owned Percent of All Shares of Common Stock (Economic Interest) Percent of All Shares of Common Stock (Voting Interest)0) Operating Partnership Units Beneficially Owned(2) Shares of Common Stock and Operating Partnership Units(2)

Anthony E. Malkin'3’ 703,347 * 14.1% 32,890,407 11.3%

William H. Berkman 25,000 * * 67,391 **

Leslie D. Biddle — * * 10,628 **

Thomas J. DeRosa — * * 42,391 **

Steven J. Gilbert 20,000 * * 57,120 **

S. Michael Giliberto 3,500 * * 38,035 **

Patricia S. Han — * * — **

James D. Robinson IV — * * 22,902 **

David A. Karp 9,500 * * 306,334 **

John B. Kessler — * * 273,890 **

Thomas P. Durels 2,407 * * 764,830 **

Thomas N. Keltner, Jr.(4) — * * 795,774 **

All directors and executive officers as a group (11 persons) 763,754 * 14.8% 35,269,702 12.1%

5% or Greater Owners

Quark Holding LLC(5) 29,894,869(5) 17.28%(5) 9.90% 29,894,869 9.98%

The Vanguard Group, Inc.(6) 24,113,562(6) 13.40%(6) 10.35% 24,1 13,562

Cohen & Steers, Inc.(7) 20,038,1 51(7) 11.14%(7) 8.60% 20,038,1 51

BlackRock Inc(8) 9,747,446(8) 5.40%(8) 4.18% 9,747,446

* Represents less than 1% of the number of shares of Class A common stock and Class B common stock outstanding.

** Represents less than 1% of the number of shares of Class A common stock, Class B common stock and operating partnership units, including vested LTIP units outstanding.

(1) For purposes of this column, ownership of each share of Class B common stock is treated as 50 shares of Class A common stock. Holders of Class B common stock are entitled to fifty votes per share, to the extent they own 49 limited partnership units in our operating partnership for each share of Class B common stock so voted. Holders of Class A common stock and Class B common stock vote together as a single class on the matters to be considered at the Annual Stockholders Meeting, and their votes are counted and totaled together. The percentages shown in this column are based on 232,984,367 votes, the aggregate number of votes that may be cast by our common stockholders.

(2) Includes all vested LTIP units, which may be convertible into operating partnership units after certain conditions have been met. The LTIP units shown in the table are the vested portion of totals previously awarded, so that the balance of such totals remain subject to time or performance based vesting conditions as follows: (i) Anthony E. Malkin: 610,079 vested time-based LTIP units (from a total of 1,156,014 time-based LTIP units awarded) and 70,934 vested performance-based LTIP units (from a total of 2,556,130 performance-based LTIP units awarded); (ii) William H. Berkman: 42,391 vested time-based LTIP units (from a total of 67,562 timebased LTIP units awarded); (iii) Leslie D. Biddle: 10,628 vested time-based LTIP units (from a total of 35,799 time-based LTIP units awarded); (iv) Thomas J. DeRosa: 42,391 vested time-based LTIP units (from a total of 67,562 time-based LTIP units awarded); (v) Steven J. Gilbert: 37,120 vested time-based LTIP units (from a total of 53,515 time-based LTIP units awarded); (vi) S. Michael Giliberto: 34,535 vested time-based LTIP units (from a total of 49,637 time-based LTIP units awarded); (vii) Patricia S. Han: 0 vested time-based LTIP units (from a total of 5,972 time-based LTIP units awarded); (viii) James D. Robinson IV: 22,902 vested time-based LTIP units (from a total of 46,780 time-based LTIP units awarded); (ix) John B. Kessler: 252,388 vested time-based LTIP units (from a total of 373,884 time-based LTIP units awarded) and 21,502 vested performance-based LTIP units (from a total of 1,151,674 performance-based LTIP units awarded); (x) David A. Karp: 244,262 vested time-based LTIP units (with an additional 9,711, 11,991, and 11,992 time-based LTIP units awarded and scheduled to vest on March 17, 2021, March 27,2021, and March 27, 2022, respectively) and 52,572 vested performance-based LTIP units; (xi) Thomas P. Durels: 532,819 vested time-based LTIP units (from a total of 748,873 time-based LTIP units awarded) and 106,649 vested performance-based LTIP units (from a total of 1,167,064 performance-based LTIP units awarded); and (xii) Thomas N. Keltner, Jr.: 68,268 vested time-based LTIP units (from a total of 354,696 time-based LTIP units awarded) and 0 vested performance-based LTIP units (from a total of 300,493 performance-based LTIP units awarded). See "Compensation Program" on page 52 for a discussion of the vesting conditions of the LTIP units.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(3) In addition to the 681,013 vested LTIP units referenced in footnote (2) above, includes 60,368 shares of Class A common stock, 642,979 shares of Class B common stock and 31,506,047 operating partnership units held by: (i) family trusts and entities for which Anthony E. Malkin has sole voting and investment power as sole manager or sole trustee, as applicable, or Anthony E. Malkin and his wife have shared voting and investment power as managers or trustees, as applicable, all for the benefit of Anthony E. Malkin, his wife, and certain other members of their extended family, (ii) family trusts for the benefit of Anthony E. Malkin's children, (iii) Anthony E. Malkin's wife and/or (iv) a charitable foundation over which Anthony E. Malkin and his wife have shared voting and investment power; and of which, in each case, Anthony E. Malkin disclaims beneficial ownership of such shares and units except to the extent of his pecuniary interest therein (if any).

(4) Includes 236,627 operating partnership units held by Thomas N. Keltner, Jr. Revocable Trust dated February 23 2008, for which Thomas N. Keltner, Jr. is the trustee, 163,717 operating partnership units held by Paula S. Keltner Revocable Trust dated March 1, 2008, for which Thomas N. Keltner, Jr's wife is the trustee, 162,162 operating partnership units held by the Thomas N. Keltner, Jr. Family Trust, for which Thomas N. Keltner, Jr's wife and sister are the trustees, and 165,000 operating partnership units held by the Paula S. Keltner, Jr Family Trust, for which Thomas N. Keltner, Jr is the trustee.

(5) Based solely on information provided on a Schedule 13G/A filed with the SEC on January 16, 2019 by Quark Holding LLC and Qatar Investment Authority, which is the sole member of Quark Holding LLC. According to such filing, Q REIT Holding LLC transferred its entire beneficial ownership interest in the company to Quark Holding LLC as of September 25, 2017 (the "Transaction”). Pursuant to a Stockholders Agreement entered into by the company with Q REIT Holding LLC on August 23, 2016, Q REIT Holding LLC granted to our Board of Directors an irrevocable proxy to vote any shares of Class A common stock directly beneficially owned by Q REIT Holding LLC in excess of 9.9% of the total number of shares of Class A common stock outstanding. In connection with the Transaction, on September 25, 2017, Quark Holding LLC became a party to, and assumed the obligations of Q REIT Holding LLC under, the stockholders agreement, in accordance with its terms. As a result, Quark Holding LLC has voting power over 17,127,815 shares of Class A common stock and dispositive power over 29,894,869 shares of Class A common stock it directly beneficially owns, which were previously beneficially owned by Q REIT Holding LLC. Qatar Investment Authority, as the sole member of Quark Holding LLC, may be deemed to share voting power and dispositive power of Class A common stock owned by Quark Holding LLC. See "QIA" on page 77 for a discussion of the Stockholders Agreement. The business address of Quark Holding LLC is Ooredoo Tower, Diplomatic Area Street, West Bay, P.O. Box 23224, Doha, State of Qatar.

(6) Based solely on information provided on a Schedule 13G/A filed with the SEC on February 11, 2020, as of December 31, 2019, The Vanguard Group, Inc. ("Vanguard") may be deemed to beneficially own an aggregate of 24,113,562 shares of our common stock in its capacity as an investment advisor, which includes shares of common stock held by Vanguard Fiduciary Trust Company as a result of its serving as investment manager of collective trust accounts and shares of common stock held by Vanguard Investments Australia, Ltd. as a result of its serving as investment manager of Australian investment offerings. The business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(7) Based solely on information provided on a Schedule 13G/A filed with the SEC on February 14, 2020, as of December 31, 2019, Cohen & Steers, Inc., Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited, collectively, may be deemed to beneficially own an aggregate of 20,038,151 shares of our common stock. The business address for Cohen & Steers, Inc. and Cohen & Steers Capital Management, Inc. is 280 Park Avenue, 10th Floor, New York, NY 10017. The business address for Cohen & Steers UK Limited is 50 Pall Mall, 7th Floor, London, United Kingdom SW1Y 5JH.

(8) Based solely on information provided on a Schedule 13G/A filed with the SEC on February 5, 2020, as of December 31, 2019, BlackRock, Inc. held sole voting power with respect to 9,047,502 shares and sole dispositive power with respect to 9,747,446 of the shares. The business address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

POLICIES AND PROCEDURES WITH RESPECT TO RELATED PARTY TRANSACTIONS

It is the written policy of our Board of Directors that all related party transactions (generally, transactions involving amounts exceeding $120,000 in which a related party (directors and executive officers or their immediate family members, or stockholders owning 5% of more of our outstanding stock) has a direct or indirect material interest) is subject to approval or ratification in accordance with the following procedures.

Our Nominating and Corporate Governance Committee reviews the material facts of all related party transactions that require its approval and either approve or disapprove of the entry into the related party transaction, subject to some exceptions. If advance approval of a related party transaction is not feasible, then the related party transaction is considered and ratified, if deemed appropriate by our Nominating and Corporate Governance Committee, at its next regularly scheduled meeting. In determining whether to approve or ratify a related party transaction, our Nominating and Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to the company than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

If a related party transaction will be ongoing, our Nominating and Corporate Governance Committee may establish guidelines for our management to follow in its ongoing dealings with the related party. Thereafter, our Nominating and Corporate Governance Committee, on at least an annual basis, reviews and assesses ongoing relationships with the related party to see that they are in compliance with our Nominating and Corporate Governance Committee’s guidelines and that the related party transaction remains appropriate.

All related party transactions are disclosed in our applicable filings with the SEC as required under SEC rules.

QIA

Securities Purchase Agreement

On August 23, 201 6, we entered into the securities purchase agreement with Q REIT Holding LLC, a wholly owned subsidiary of the Qatar Investment Authority, a governmental authority of the State of Qatar ("Q REIT" and, together with any wholly-owned eligible assignee, "QIA"), pursuant to which QIA purchased from us 29,610,854 shares of our Class A common stock at a purchase price of $21.00 per share (the "Original QIA Shares"). We received approximately $621.8 million in gross proceeds at the August 23, 2016 closing of the purchase and sale of the Original QIA Shares.

During the second quarter of 2018, pursuant to the terms of our Stockholders Agreement with QIA described below, we sold 284,015 shares of our Class A common stock to QIA at an aggregate purchase price of $4.7 million, or $16.72 per share

(the "Top Up Shares" and, together with the Original QIA Shares, the "Total QIA Shares"). We sold the Top Up Shares to QIA pursuant to its right under the Stockholders Agreement to acquire its 9.9% pro rata share of new equity securities we issue during any quarter (in this case, equity compensation). The per share purchase for the Top Up Shares was determined in accordance with a formula in the Stockholders Agreement equal to the average closing price per share during the five consecutive trading days immediately preceding the issuance of the applicable new equity securities.

As of March 5, 2020, the Total QIA Shares represented a 9.9% fully diluted economic interest in us (inclusive of all outstanding operating partnership units and LTIP units).

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TAX PROTECTION AGREEMENT

Stockholders Agreement

In connection with the sale of the Original QIA Shares to QIA, we and QIA entered into the Stockholders Agreement dated August 23, 201 6, which sets forth certain rights and obligations of us and QIA relating to QIA’s ownership of our Class A common stock, including the following:

QIA was not permitted to transfer any Original QIA Shares during the six-month period that followed the closing, and could not transfer more than 50% of the Original QIA Shares during the period that began six months after the closing and ended on the one-year anniversary of the closing.

QIA agreed to limit its voting power on all matters coming before our stockholders (whether at a meeting or by written consent) to no more than 9.9% of the total number of votes entitled to be cast on such matter. Any shares of Class A common stock held by QIA in excess of such 9.9% threshold will be voted in the same manner and proportion as the votes cast by all other stockholders on such matters. QIA granted our Board of Directors an irrevocable proxy to vote in such manner any shares of Class A common stock it holds in excess of such 9.9%. Further, QIA has agreed to vote all of its shares of Class A common stock up to the 9.9% threshold in favor of the election of each member of any slate of director nominees recommended by our Board of Directors.

In connection with any new issuance by us of common equity securities, for so long as QIA maintains at least a 5.0% fully diluted economic interest in us and remains in material compliance with the terms of the Stockholders Agreement, QIA has the right (but not the obligation) to purchase its pro rata share of such new equity securities in the form of newly issued Class A common stock, as it did with its purchase of the Top Up Shares in the second quarter of 2018. These "top up" rights are generally exercisable on a quarterly basis, or sooner if we or the operating partnership issues new equity securities in an issuance in excess of $1.0 million.

For an initial period of five years from the date of the closing, to the extent QIA remains in material compliance with the terms of the Stockholders Agreement, QIA will have the right of first offer to co-invest with us as a joint venture partner in real estate investment opportunities initiated by us where we have elected, at our discretion, to seek a joint venture partner. The right of first offer period will be extended for a 30-month term if at least one joint venture transaction is consummated among us and QIA during the initial five-year term, and will be extended for a further 30-month term if at least one joint venture transaction is consummated during such initial 30-month extension term.

Subject to certain minimum thresholds and conditions, we will indemnify QIA for certain applicable U.S. federal and state taxes payable by QIA in connection with dividends paid by us on the Original QIA Shares (and any Top Up Shares) that are attributable to capital gains from the sale or exchange of any U.S. real property interests. Our obligation to indemnify QIA will terminate one year following the date on which the sum of the QIA Shares and any Top Up Shares then owned by QIA falls below 10% of our outstanding common shares.

Registration Rights Agreement

In connection with the sale of the Original QIA Shares to QIA, we and QIA entered into a registration rights agreement, dated as of August 23, 2016, which required us, among other things, to file with the SEC within 180 days following the closing, a resale shelf registration statement providing for the resale of the Original QIA Shares. We filed the resale shelf registration statement with the SEC on February 2, 2017 and renewed it on August 3, 2017. In addition, QIA is entitled to cause us to include in the registration statement such Top Up Shares as QIA may acquire from time to time, up to a 9.9% fully diluted economic interest in us. The registration rights are subject to certain conditions and limitations, including restrictions on sales of shares by the holder in connection with certain public offerings and our right to delay or withdraw a registration statement under certain circumstances. We will generally pay all registration expenses in connection with our obligations under the registration rights agreement.

TAX PROTECTION AGREEMENT

In 2013, we entered into a tax protection agreement with Anthony E. Malkin and Peter L. Malkin that is intended to protect to a limited extent the Malkin Group and an additional third party investor in Metro Center (who was one of the original landowners and was involved in the development of the property) against certain tax consequences arising from a transaction involving one of four properties, which we refer to in this section as the protected assets.

First, this agreement provides that our operating partnership will not sell, exchange, transfer or otherwise dispose of such protected assets, or any interest in a protected asset, until (i) October 7, 2025, with respect to one protected asset, First Stamford Place, and (ii) the later of (x) October 7, 2021 and (y) the death of both Peter L. Malkin and Isabel W. Malkin, who are 86 and 83 years old, respectively, for the three other protected assets, Metro Center, 10 Bank Street and 1 542 Third Avenue, unless:

(1) Anthony E. Malkin consents to the sale, exchange, transfer or other disposition; or

(2) our operating partnership delivers to each protected party thereunder a cash payment intended to approximate the tax liability arising from the recognition of the pre-contribution built-in gain resulting from the sale, exchange, transfer

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

REGISTRATION RIGHTS

or other disposition of such protected asset (with the precontribution "built-in gain" being not more than the taxable gain that would have been recognized by such protected party if the protected asset been sold for fair market value in a taxable transaction at the time of the consolidation) plus an additional amount so that, after the payment of all taxes on amounts received pursuant to the agreement (including any tax liability incurred as a result of receiving such payment), the protected party retains an amount equal to such protected party’s total tax liability incurred as a result of the recognition of the pre-contribution built-in gain pursuant to such sale, exchange, transfer or other disposition; or

(3) the disposition does not result in a recognition of any built-in gain by the protected party.

Second, with respect to the Malkin Group, including Anthony E. Malkin and Peter L. Malkin, and one additional third party investor in Metro Center (who was one of the original landowners and was involved in the development of the property), to protect against gain recognition resulting from a reduction in such continuing investor’s share of the operating partnership liabilities, the agreement provides that during the period from October 7, 2013 until such continuing investor owns less than the aggregate number of operating partnership units and shares of common stock equal to 50% of the aggregate number of such units and shares such investor received in the formation transactions, which we refer to in this section as the tax protection period, our operating partnership will (i) refrain from prepaying any amounts outstanding under any indebtedness secured by the protected assets and (ii) use its commercially reasonable efforts to refinance such indebtedness at or prior to maturity at its current principal amount, or, if our operating partnership is unable to refinance such indebtedness at its current principal amount, at the highest principal amount possible. The agreement also provides that, during the tax protection period, our operating partnership will make available to such continuing investors the opportunity (i) to enter into a "bottom dollar" guarantee of their allocable share of $160.0 million of aggregate indebtedness of our operating partnership meeting certain requirements or (ii) in the event our operating partnership has recourse debt outstanding and such a continuing investor agrees, in lieu of guaranteeing debt pursuant to clause (i) above, to enter into a deficit restoration obligation, in each case, in a manner intended to provide an allocation of operating partnership liabilities to the continuing investor. In the event that a continuing investor guarantees debt of our operating partnership, such continuing investor will be responsible, under certain circumstances, for the repayment of the guaranteed amount to the lender in the event that the lender would otherwise recognize a loss on the loan, such as, for example, if property securing the loan was foreclosed and the value was not sufficient to repay a certain amount of the debt. A deficit restoration obligation is a continuing investor’s obligation, under certain circumstances, to contribute a designated amount of capital to our operating partnership upon our operating partnership’s liquidation in the event that the assets of our operating partnership are insufficient to repay our operating partnership liabilities.

Because we expect that our operating partnership will at all times have sufficient liabilities to allow it to meet its obligations to allocate liabilities to its partners that are protected parties under the tax protection agreement, our operating partnership’s indemnification obligation with respect to "certain tax liabilities" would generally arise only in the event that the operating partnership disposes in a taxable transaction of a protected asset within the period specified above in a taxable transaction. In the event of such a disposition, the amount of our operating partnership’s indemnification obligation would depend on several factors, including the amount of "built-in gain," if any, recognized and allocated to the indemnified partners with respect to such disposition and the effective tax rate to be applied to such gain at the time of such disposition.

The operating partnership agreement requires that allocations with respect to such acquired property be made in a manner consistent with Section 704(c) of the IRS Code. Treasury Regulations issued under Section 704(c) of the IRS Code provide partnerships with a choice of several methods of allocating book-tax differences. Under the tax protection agreement, our operating partnership has agreed to use the "traditional method" for accounting for book-tax differences for the properties acquired by our operating partnership in the consolidation. Under the traditional method, which is the least favorable method from our perspective, the carryover basis of the acquired properties in the hands of our operating partnership (i) may cause us to be allocated lower amounts of depreciation and other deductions for tax purposes than would be allocated to us if all of the acquired properties were to have a tax basis equal to their fair market value at the time of acquisition and (ii) in the event of a sale of such properties, could cause us to be allocated gain in excess of its corresponding economic or book gain (or taxable loss that is less than its economic or book loss), with a corresponding benefit to the partners transferring such properties to our operating partnership for interests in our operating partnership.

REGISTRATION RIGHTS

We entered into a registration rights agreement with certain persons receiving shares of our common stock or operating partnership units in the formation transactions, including certain members of our senior management team and our other continuing investors. In connection therewith, we have filed, and are obligated to maintain the effectiveness of, an automatically effective shelf registration statement, along with a prospectus supplement, with respect to, among other things, shares of our Class A common stock that may be issued upon redemption of operating partnership units or issued upon conversion of shares of Class B common stock to continuing investors in the public existing entities. Pursuant to the registration rights agreement, under certain circumstances, we will also be required to undertake an underwritten offering upon the written request of the Malkin

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EXCLUDED PROPERTIES AND BUSINESSES

Group, which we refer to as the holder, provided (i) the registrable shares to be registered in such offering will have a market value of at least $150.0 million, (ii) we will not be obligated to effect more than two underwritten offerings during any 12-month period; and (iii) the holder will not have the ability to effect more than four underwritten offerings. In addition, if we file a registration statement with respect to an underwritten offering for our own account or on behalf of the holder, the holder will have the right, subject to certain limitations, to register such number of registrable shares held by him, her or it as each such holder requests. With respect to underwritten offerings on behalf of the holder, we will have the right to register such number of primary shares as we request; provided, however, that if cut backs are required by the managing underwriters of such an offering, our primary shares shall be cut back first (but in no event will our shares be cutback to less than $25.0 million).

We have also agreed to indemnify the persons receiving rights against specified liabilities, including certain potential liabilities arising under the Securities Act, or to contribute to the payments such persons may be required to make in respect thereof. We have agreed to pay all of the expenses relating to the registration and any underwritten offerings of such securities, including, without limitation, all registration, listing, filing and stock exchange or FINRA fees, all fees and expenses of complying with securities or "blue sky" laws, all printing expenses and all fees and disbursements of counsel and independent public accountants retained by us, but excluding underwriting discounts and commissions, any out-ofpocket expenses (except we will pay any holder’s out-of-pocket fees (including disbursements of such holder’s counsel, accountants and other advisors) up to $25,000 in the aggregate for each underwritten offering and each filing of a resale shelf registration statement or demand registration statement), and any transfer taxes.

EXCLUDED PROPERTIES AND BUSINESSES

The Malkin Group, including Anthony E. Malkin, our Chairman and Chief Executive Officer, owns non-controlling interests in, and Anthony E. Malkin and Peter L. Malkin control the general partners or managers of, the entities that own interests in eight multi-family properties, five net leased retail properties (including one single tenant retail property in Greenwich, Connecticut), and a parcel that is being developed for residential use. The Malkin Group also owns non-controlling interests in one Manhattan office property, two Manhattan retail properties and several retail properties outside of Manhattan, none of which were contributed to us in the formation transactions. We refer to the non-controlling interests described above collectively as the excluded properties. In addition, the Malkin Group owns interests in one mezzanine and senior equity fund, an industrial fund, and five residential properties, and which we refer to collectively as the excluded businesses. Other than the Greenwich retail property, we do not believe that the excluded properties or the excluded businesses are consistent with our portfolio geographic or property type composition, management or strategic direction.

Pursuant to management and/or service agreements with the owners of interests in those excluded properties and services agreements with five residential property managers and the managers of certain other excluded businesses which historically were managed by affiliates of our predecessor, we are designated as the asset manager (supervisor) and/or property manager of the excluded properties and will provide services to the owners of certain of the excluded properties and the five residential property managers and provide services and access to office space to the existing managers of the other excluded businesses. As the manager or service provider, we are paid a management or other fee with respect to those excluded properties and excluded businesses where our predecessor had previously received a management fee on the same terms as the fee paid to our predecessor, and reimbursed for our costs in providing the management and other services to those excluded properties and businesses where our predecessor had not previously received a management fee. Our management of the excluded properties and provision of services to the five residential property managers and the existing managers of the other excluded businesses represent a minimal portion of our overall business. There is no established time period in which we will manage such properties or provide services to the owners of certain of the excluded properties and the five residential property managers and provide services and access to office space to the existing managers of the other excluded businesses; and Peter L. Malkin and Anthony E. Malkin expect to sell certain properties or unwind these businesses over time. We are not precluded from acquiring all or certain interests in the excluded properties or businesses. If we were to attempt any such acquisition, we anticipate that Anthony E. Malkin, our Chairman and Chief Executive Officer, will not participate in the negotiation process on our behalf with respect to our potential acquisition of any of these excluded properties or businesses, and the approval of a majority of our independent directors will be required to approve any such acquisition.

Services are and were provided by us to excluded properties and businesses. These transactions are reflected in our consolidated statements of income as third-party management and other fees.

We earned asset management (supervisory) and service fees from excluded properties and businesses of $0.9 million, $1.1 million and $1.1 million during the years ended December 31,2019, 2018 and 2017, respectively.

We earned property management fees from excluded properties of $0.3 million, $0.3 million and $0.3 million during the years ended December 31, 2019, 2018 and 2017, respectively.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

OTHER

OTHER

We receive rent generally at market rental rate for 5,447 square feet of leased space from entities affiliated with Anthony E. Malkin at one of our properties. Under the lease, the tenant has the right to cancel such lease without special payment on 90 days’ notice. We also have a shared use agreement with such tenant to occupy a portion of the leased premises as the office location for Peter L. Malkin, our chairman emeritus and employee, utilizing approximately 1 5% of the space, for which we pay to such tenant an allocable pro rata share of the cost. We also have agreements with these entities and excluded properties and businesses to provide them with general computer-related support services. Total revenue aggregated $0.3 million, $0.3 million and $0.4 million for the years ended December 31,2019, 2018 and 2017, respectively.

One of our directors, James D. Robinson IV, is a general partner in an investment fund, which owns more than a 10% economic and voting interest in one of our tenants, OnDeck Capital, with an annualized rent of $4.7 million, $4.5 million and $5.8 million as of December 31, 2019, 2018 and 2017, respectively.

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PROPOSAL 2: NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

We seek your advisory vote to approve the compensation of our named executive officers (as described in the "Compensation Discussion and Analysis" section of this Proxy Statement and the accompanying compensation tables and narrative disclosure) in accordance with the regulations under Section 14A of the Exchange Act. The following proposal, commonly known as a "Say-on-Pay" proposal, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our fiscal 2019 executive compensation programs and policies and the compensation paid to our named executive officers during 2019. Your non-binding, advisory vote will serve as an additional tool to guide our Board of Directors and our Compensation Committee in aligning our executive compensation programs with the interests of our company and our stockholders. In considering this vote, we encourage common stockholders to review carefully the information presented on our compensation policies and decisions regarding our executive officers, as disclosed in detail in this Proxy Statement under "Compensation Discussion and Analysis" and "Compensation of our Executive Officers."

As discussed in the "Compensation Discussion and Analysis" section of this Proxy Statement, the primary objectives of our executive compensation program are to attract and retain qualified and talented individuals who possess the skills and expertise necessary to lead, manage and grow our company, and are accountable for the performance of our company. We also seek to promote an ownership mentality amongst our named executive officers by issuing equity grants to them that not only align their interests with the interests of our stockholders, but also enhance the executives' focus on our long-term performance. We believe this strong tie between compensation and performance leads to the success of our company and serves the best interests of our stockholders. Further, our Compensation Committee regularly reviews all elements of the compensation paid to our named executive officers. Our Compensation Committee believes that our present compensation program, as described in the Compensation Discussion and Analysis section and the accompanying tables and related narrative in this Proxy Statement, aligns the interests of our named executive officers with our stockholders, and incentivizes our executives to focus on the achievement of our long-term business objectives.

Approval of this non-binding, advisory "Say-on-Pay" resolution requires the affirmative vote of the holders of a majority of the votes cast at the Annual Stockholders Meeting at which a quorum is present.

The vote on this proposal is non-binding and advisory in nature. Because of this, it will not affect any compensation already paid or awarded to any named executive officer, and it will not be binding on or overrule any decisions by our Board of Directors or our Compensation Committee. Nevertheless, our Board of Directors highly values input from our stockholders, and our Compensation Committee will carefully consider the results of this vote when making future decisions about executive compensation. In addition, even if a majority of our stockholders approves this proposal, if there is a significant vote against the compensation of our named executive officers, our Compensation Committee will evaluate whether any actions are appropriate to address the concerns of our stockholders. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

0 OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING NON-BINDING ADVISORY RESOLUTION:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis," compensation tables, and narrative discussion, is hereby APPROVED, on a non-binding, advisory basis."

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PROPOSAL 3: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act enables our stockholders to vote on a non-binding, advisory basis, how frequently we will submit "Say on Pay" proposals, similar to Proposal 2 to our stockholders in the future. Our stockholders have the following three alternatives to choose from: (1) every year ("1 year" on the proxy card), (2) every two years ("2 years" on the proxy card) or (3) every three years ("3 years" on the proxy card). In addition, our stockholders may choose to abstain from voting on this proposal.

Our Board of Directors believes that, of the three choices, submitting a non-binding, advisory "Say-on-Pay" resolution to stockholders every year is preferable, because an annual vote enables our stockholders to give us timely input on our compensation programs and practices.

At our 2014 annual stockholders meeting, 96% of the votes cast by our Class A and Class B common stockholders voted in favor of our company’s "say-on-frequency" proposal to hold the say-on-pay advisory vote every year. In light of this vote, we have held advisory votes on the compensation of our named executive officers annually since such meeting.

The frequency approved will be the "1 year," "2 year" or "3 year" frequency alternative on the proxy card that receives the affirmative vote of holders of a majority of the votes cast at the Annual Stockholders Meeting at which a quorum is present. If no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by our stockholders. The vote on this proposal is advisory in nature and will not be binding on or overrule any decisions by our Board of Directors. Our Compensation Committee values the opinions expressed by our stockholders and will take into account the outcome of the vote to determine the frequency of future advisory votes on executive compensation.

0 OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING NON-BINDING ADVISORY RESOLUTION:

“RESOLVED, that the stockholders of our company advise that a non-binding advisory resolution with respect to executive compensation should be presented every year as reflected by their votes in connection with this resolution."

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PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FEE DISCLOSURE

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected the accounting firm of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020, subject to ratification of this appointment by our common stockholders. Action by stockholders is not required by law, the NYSE or our organizational documents in the appointment of an independent registered public accounting firm, but this appointment is submitted by our Board of Directors for ratification as a matter of good corporate governance in order to give our stockholders a voice in the designation of auditors. If the appointment is not ratified by our stockholders, our Board of

Directors will further consider its choice of Ernst & Young LLP as our independent registered public accounting firm. Ernst & Young LLP has served as our independent registered public accounting firm since May 2010 and is considered by our management to be well-qualified. Ernst & Young LLP has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our company or any of our subsidiaries in any capacity. A representative of Ernst & Young LLP will be present at the Annual Stockholders Meeting. The representative will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

FEE DISCLOSURE

The following table lists the fees for services rendered by our independent registered public accounting firm for the years ended December 31, 2019 and 2018.

2019 2018

($) ($)

Audit Fees(1) 2,165,000 2,160,200

Audit Related Fees - -

Tax Fees(2) — 13,945

All Other Fees(3) 10,200 38,315

TOTAL 2,175,200 2,212,460

(1) Audit Fees billed in 2019 and 2018 arose from the audit of our annual consolidated financial statements, audit of First Stamford Place consolidated financial statements, reviews of our quarterly consolidated financial statements, consents and other services related to filings with the SEC.

(2) 2018 Tax Fees consist of other tax fees of $13,945 for tax planning, tax advice and related tax services.

(3) All Other Fees in 2018 primarily include services rendered in connection with a cybersecurity risk diagnostic.

Our Audit Committee considers whether the provision by Ernst & Young LLP of the services that are required to be described under "All Other Fees" is compatible with maintaining Ernst & Young LLP’s independence from both management and our company.

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PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRE-APPROVAL POLICIES AND PROCEDURES OF OUR AUDIT COMMITTEE

PRE-APPROVAL POLICIES AND PROCEDURES OF OUR AUDIT COMMITTEE

Our Audit Committee must pre-approve all audit services and permissible non-audit services provided by our independent registered public accounting firm. In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under the pre-approval policy to the Chair of the Audit Committee. The Chair must report any pre-approval decisions under such policy to the Audit Committee at its next scheduled meeting.

The proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the votes cast at the Annual Stockholders Meeting at which a quorum is present.

S OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31,2020.

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PROPOSAL 4 AUDIT COMMITTEE REPORT

PRE-APPROVAL POLICIES AND PROCEDURES OF OUR AUDIT COMMITTEE

AUDIT COMMITTEE REPORT

The following is a report by the Audit Committee of our Board of Directors regarding the responsibilities and functions of the Audit Committee. This report shall not be deemed to be incorporated by reference in any previous or future documents filed by us with the Securities and Exchange Commission (the “SEC"), under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this report by reference in any such document.

The Audit Committee’s purposes are to (i) assist the Board of Directors in its oversight of (a) the integrity of the company’s financial statements, (b) the company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the company’s independent registered public accounting firm, and (d) the performance of the company’s independent registered public accounting firm and the company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in the company’s annual proxy statement. The function of the Audit Committee is oversight. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent,” as required by applicable listing standards of the NYSE, as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Board of Directors has also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE, and that each of S. Michael Giliberto, Leslie D. Biddle and Thomas J. DeRosa is an "audit committee financial expert” as defined in Item 407(d)(5) of the SEC Regulation S-K. The Audit Committee operates pursuant to an Audit Committee Charter.

Management is responsible for the preparation, presentation and integrity of the company’s financial statements, for the establishment and effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Ernst & Young LLP, is responsible for planning and carrying out a proper audit of the company’s annual financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) ("PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting.

In performing its oversight role, the Audit Committee has considered and discussed the audited consolidated financial statements with management and Ernst & Young LLP. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rules 3526, Communication with Audit Committees Concerning Independence.

The Audit Committee has also discussed with the independent registered public accounting firm its independence. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters the firm deems appropriate. The Audit Committee has also met with and discussed internal audit reports with an internal auditor. Further, the Audit Committee has overseen the company’s Whistleblower Policy and performed a periodic review of related reports.

Based on the reports and discussions described in the preceding paragraph and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2019, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the company’s consolidated financial statements has been carried out in accordance with the auditing standards of the PCAOB, that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that Ernst & Young LLP is in fact "independent,” or that the company’s internal controls are effective.

Submitted by our Audit Committee

S. Michael Giliberto (Chair) Leslie D. Biddle Thomas J. DeRosa

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QUESTIONS AND ANSWERS ABOUT

THE ANNUAL STOCKHOLDERS MEETING

We are sending this Proxy Statement and the Proxy Card(s) to our Class A and Class B common stockholders on or about April 2, 2020, in connection with the solicitation of proxies by the Board of Directors of Empire State Realty Trust, Inc., a Maryland

corporation, for use at the 2020 Annual Stockholders Meeting to be held on Thursday, May 14, 2020, at 11:00 a.m., local (Eastern) time, to be conducted, solely as a virtual meeting via live audio webcast, or at any postponement or adjournment of the meeting.

WHO IS ENTITLED TO VOTE AT THE MEETING?

Holders of record of our Class A common stock and Class B common stock at the close of business on March 5, 2020, which is referred to in this Proxy Statement as the "record date,” are entitled to attend and vote their shares at the Virtual Annual Stockholders Meeting. Holders of Class B common stock are entitled to fifty votes per share, to the extent they own 49 limited partnership units

WHO MAY ATTEND THE MEETING?

in our operating partnership for each share of Class B common stock they hold. We may request verification from holders of Class B common stock of their (or their qualified transferee's) continued ownership of operating partnership units in connection with the counting of votes associated with Class B common stock.

You are entitled to attend the Virtual Annual Stockholders Meeting only if you were a stockholder of record of shares of Class A common stock or Class B common stock of Empire State Realty Trust, Inc. at the close of business on the record date, or you hold a valid proxy for the meeting.

WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF THE PROXY MATERIALS, INSTEAD OF A PAPER COPY OF THE PROXY MATERIALS?

Under rules adopted by the SEC we may furnish proxy materials to our stockholders primarily over the Internet, instead of mailing a printed copy. We believe that this process should expedite stockholders' receipt of proxy materials, lower the costs of our Annual Stockholders Meeting and help to conserve natural resources. On or about April 2, 2020, we mailed to most of our stockholders the Notice of Availability containing instructions on how to access and review the proxy materials, including this Proxy Statement and our Annual Report, on the Internet and instructions on how to vote on the Internet, in person, or by mail. The Notice of Availability also contains instructions on how to receive a paper or electronic copy of the proxy materials. If you received a Notice of Availability by mail, you will not receive a printed copy of the proxy materials unless you request one. If you received paper copies of our proxy materials, you may also view these materials over the Internet by following the instructions contained in the Notice or Proxy Card. The Proxy Statement and our Annual Report are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL STOCKHOLDERS MEETING

WHAT IS THE PURPOSE OF THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

At the Virtual Annual Stockholders Meeting, you will be asked to vote on the following:

Proposal 1: the election of the eight director nominees named in the Proxy Statement to serve on our Board of Directors until the next annual stockholders meeting or until their successors are elected and qualify;

Proposal 2: the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as described in this Proxy Statement;

Proposal 3: the approval, on a non-binding, advisory basis, whether future advisory votes on named executive officer compensation should occur every one, two or three years; and

Proposal 4: the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

You may also be asked to consider and act upon any other matters that may properly be brought before the Annual Stockholders Meeting or at any adjournments or postponements thereof.

WHAT CONSTITUTES A QUORUM?

The presence, in person or by proxy, of Class A and Class B common stockholders entitled to cast a majority of all votes entitled to be cast at the Virtual Annual Stockholders Meeting is necessary to constitute a quorum for the transaction of business at the meeting. Holders of Class A common stock are entitled to one vote per share. Holders of Class B common stock are entitled to fifty votes per share, to the extent they own 49 limited partnership units in our operating partnership for each share of Class B common stock so voted. Holders of Class A common stock and Class B common stock vote together as a single class on the matters to be considered at such Meeting, and their votes are counted and totaled together. As of March 5, 2020, 182,214,467 shares of Class A common stock totaling 182,214,467 votes entitled to be cast and, to our knowledge, 1,01 5,398 shares of Class B common stock (totaling 50,769,900 votes entitled to be cast) were outstanding, so that an aggregate of 232,984,367 votes are entitled to be cast at such Meeting. Class A and Class B common stockholders do not have the right to cumulative voting for the election of directors or otherwise.

WHAT VOTE IS NEEDED TO APPROVE EACH PROPOSAL?

The affirmative vote of a plurality of all the votes cast at the Virtual Annual Stockholders Meeting at which a quorum is present is necessary for election of each nominee for director named in this Proxy Statement. However, our Policy on Majority Voting requires that any nominee who receives a greater number of votes "against" than votes "for" in an uncontested election will, within two weeks following certification of the stockholder vote, submit a written resignation offer to our Board of Directors for consideration by our Nominating and Corporate Governance Committee. See "Policy on Majority Voting" on page 11. A majority of all the votes cast at such Meeting at which a quorum is present is necessary for: (i) approval, on a non-binding, advisory basis, of the compensation of our named executive officers, (ii) approval,on a non-binding, advisory basis, of whether the advisory vote on named executive officer compensation should occur every one, two or three years, and (iii) ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. We will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions do not constitute a vote "for" or "against" any matter being voted on at such Meeting and will not be counted as "votes cast." Therefore, abstentions will have no effect on Proposals 1 through 4 or any other matter that may properly be brought before such Meeting or at any adjournment or postponement thereof, assuming a quorum is present. Broker "non-votes," or proxies from brokers or nominees indicating that such broker or nominee has not received instructions from the beneficial owner or other entity entitled to vote such shares on a particular matter with respect to which such broker or nominee does not have discretionary voting power, will be treated in the same manner as abstentions for purposes of such Meeting. There will not be any broker nonvotes with respect to Proposal 4, because Proposal 4 is a routine matter on which brokers are permitted to vote without instructions from the beneficial owner. If you are a beneficial owner whose shares of common stock are held of record by a broker, your broker has discretionary voting authority under the NYSE rules to vote your shares on Proposal 4, even if the broker does not receive voting instructions from you. However, under the NYSE rules, your broker does not have discretionary authority to vote on Proposals 1, 2 and 3 or any other matter that may properly be brought before such Meeting or any adjournment or postponement thereof without instructions from you, in which case a broker "nonvote" will occur and your shares of common stock will not be voted on these matters at such Meeting. None of the proposals, if approved, entitle any of our stockholders to appraisal rights under Maryland law or our charter.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL STOCKHOLDERS MEETING

HOW DO I VOTE

WHAT IS THE FORMAT FOR THE ANNUAL STOCKHOLDERS

MEETING THIS YEAR?

LIMITATIONS ON TRAVEL, AND UNCERTAINTY WITH REGARD TO FUTURE LIMITATIONS RELATED THERETO, DUE TO COVID-19 HAVE CAUSED US TO CONDUCT A VIRTUAL ANNUAL STOCKHOLDERS MEETING, EXCLUSIVELY VIA LIVE AUDIO WEBCAST (INSTEAD OF AN IN-PERSON MEETING IN A PHYSICAL LOCATION).

To attend and participate in the Virtual Annual Stockholders Meeting, stockholders will need to access the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/ ESRT2020 and using their individual 16-digit control number provided in the Notice of Availability to log in. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible so you can be provided with a control number and gain access to such Meeting. We would encourage stockholders to log in to this website and access the webcast before the Virtual Annual Stockholders Meeting’s start time.

The Virtual Annual Stockholders Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. As part of the Virtual Annual Stockholders Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted by stockholders during such Meeting that are pertinent to our company and the Meeting matters as time permits.

Even if you plan to attend such Virtual Annual Stockholders Meeting online, we recommend that you also vote by proxy as described herein, so your vote will be counted if you decide not to attend such Meeting.

HOW DO I VOTE?

Voting at the Meeting

If you are a Class A or Class B common stockholder of record and attend the Virtual Annual Stockholders Meeting and have not voted prior to the meeting, you may vote electronically during the meeting. If your shares of common stock are held in street name through a broker, bank or other nominee and you have not voted prior to the meeting, and you wish to vote during the meeting, you will need to obtain a "legal proxy" from the broker, bank or other nominee that holds your shares of common stock of record.

Voting by Proxy for Shares Registered Directly in the Name of the Stockholder

If you hold your shares of common stock in your own name as a holder of record with our transfer agent, American Stock Transfer & Trust Company, you may instruct the proxy holders named in the Proxy Card how to vote your shares of common stock in one of the following ways:

WWW

VOTE BY INTERNET

You may vote via the Internet by following the instructions provided in the Notice of Availability or, if you received printed materials, on your Proxy Card. The website for Internet voting is printed on the Notice of Availability and/or Proxy Card. Please have your Notice of Availability or Proxy Card in hand. Internet voting is available 24 hours a day until 11:59 p.m., Eastern Time, on May 13, 2020. You will receive a series of instructions that will allow you to vote your shares of common stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your Proxy Card.

VOTE BY TELEPHONE

You also have the option to vote by telephone by calling the toll-free number listed on your Notice of Availability and/or Proxy Card. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern Time, on May 13, 2020. When you call, please have your Notice of Availability or Proxy Card in hand. You will receive a series of voice instructions that will allow you to vote your shares of common stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your Proxy Card.

VOTE BY MAIL

If you received printed materials and would like to vote by mail, please mark, sign and date your Proxy Card and return it promptly in the postage-paid envelope provided. If you did not receive printed materials and would like to vote by mail, you must request printed copies of the proxy materials by following the instructions on your Notice of Availability.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL STOCKHOLDERS MEETING

MAY I CHANGE MY VOTE AFTER I SUBMIT MY PROXY CARD

Voting by Proxy for Shares Registered in Street Name

If your shares of common stock are held in street name through a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.

Please see the Notice of Availability and/or Proxy Card for further instructions on how to submit your vote. If you have any question regarding how to authorize your proxy by telephone or Internet, please call (212) 850-2678.

MAY I CHANGE MY VOTE AFTER I SUBMIT MY PROXY CARD?

If you cast a vote by proxy, you may revoke it at any time before it is voted by:

■ filing a written notice revoking the proxy with our Corporate Secretary at our address;

■ properly executing and forwarding to us a proxy with a later date; or

■ voting electronically at the Virtual Annual Stockholders Meeting.

If you attend the Virtual Annual Stockholders Meeting, you may vote whether or not you have previously given a proxy, but your presence (without further action) at such Meeting will not constitute revocation of a previously given proxy.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON EACH OF THE PROPOSALS?

Our Board of Directors recommends that you vote:

Proposal 1: the election of the eight director nominees named in the enclosed Proxy Statement to serve on our Board of Directors until the next annual stockholders meeting or until their successors are elected and qualify; FOR each director nominee

Proposal 2: the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as described in this Proxy Statement; FOR

Proposal 3: the approval, on a non-binding, advisory basis, whether future advisory votes on named executive compensation should occur every one, two, or three years; and FOR EVERY ONE YEAR

Proposal 4: the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. FOR

HOW IS MY VOTE COUNTED, AND ARE THERE ANY SPECIFIC VOTING ARRANGEMENTS IN PLACE?

If you properly execute a proxy, and if we receive it prior to voting at the meeting, or authorize your proxy to vote your shares, electronically through the Internet or by telephone or online during the Virtual Annual Stockholders Meeting, the shares of common stock that the proxy represents will be voted in the manner specified on the proxy. If no specification is made therein, the shares of common stock will be voted (i) FOR election of each of the director nominees named in this Proxy Statement; (ii) FOR approval, on a non-binding, advisory basis, of the compensation of our named executive officers; (iii) FOR approval, on a nonbinding, advisory basis, that future advisory votes on named executive officer compensation should occur every one year; (iv) FOR ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31,2020; and (v) as recommended by our Board of Directors in its discretion with regard to all other matters.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL STOCKHOLDERS MEETING

WHAT SHOULD I DO IF I RECEIVED MORE THAN ONE NOTICE OF AVAILABILITY

On August 23, 2016, we issued and sold the Original QIA Shares, 29,61 0,854 shares of our Class A common stock, to QIA. In addition, during the second quarter of 2018, we issued and sold the Top Up Shares to QIA, an additional 284,015 shares of our Class A common stock. As of the record date, the Total QIA Shares represented a 9.9% fully diluted economic interest in our company (inclusive of all outstanding operating partnership units, including any long-term incentive plan units). Pursuant to the terms of the Stockholders Agreement that we entered into with QIA on August 23, 2016, QIA has agreed to limit its voting power on all matters coming before our stockholders (whether at a meeting, or by written consent) to no more than 9.9% of the total number of votes entitled to be cast on such matter. Accordingly, 6,829,41 7 shares of the Class A common stock held by QIA on the record date (representing the number of shares held by QIA that are in excess of such 9.9% threshold, or the "Excess Shares") will be voted at the Annual Stockholders

Meeting in the same manner and proportion as the votes cast by all other stockholders on such matters. QIA has granted our Board of Directors an irrevocable proxy to vote the Excess Shares in such manner and proportion. In addition, QIA has agreed under the Stockholders Agreement to vote all of its shares that are not the Excess Shares in favor of the election of each of the director nominees named and recommended by our Board of Directors in this Proxy Statement.

It is not anticipated that any matter other than those set forth in the Proxy Statement will be presented at the meeting. No stockholder proposals or nominations were received on a timely basis, so no such matters may be brought to a vote at the Annual Stockholders Meeting. In any case, if other matters are presented, proxies will be voted at the discretion of the proxy holders.

WHAT OTHER INFORMATION SHOULD I REVIEW BEFORE VOTING?

For your review, we make available free of charge through our website at www.empirestaterealtytrust.com, under the section "Investors/SEC Filings," our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Further, we will provide, without charge to each stockholder upon written request, a copy of our and our operating partnership's Annual Reports on Form 10-K (including our consolidated financial statements, schedules and list of exhibits), Quarterly Reports on

Form 10-Q, Current Reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Requests for copies should be addressed to Corporate Secretary, Empire State Realty Trust, Inc., 111 West 33rd Street, 12th Floor, New York, New York 10120. Copies may also be accessed electronically by means of the SEC's home page on the Internet at www.sec.gov. Neither our Annual Report on Form 10-K for the year ended December 31, 2019 nor the 2019 Annual Report to Stockholders shall constitute a part of the proxy solicitation materials.

WHAT SHOULD I DO IF I RECEIVED MORE THAN ONE NOTICE

OF AVAILABILITY?

There are circumstances under which you may receive more than one Notice of Availability. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each such brokerage account. In addition, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Availability. Please authorize your proxy in accordance with the instructions of each Notice of Availability separately, since each one represents different shares that you own.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. You can identify forwardlooking statements by the use of terminology such as "believes,” "expects,” "may,” "will,” "should,” "seeks,” "approximately,” "intends,” "plans,” "estimates,” "contemplates,” "aims,” "continues,” "would” or "anticipates,” or the negative of these words and phrases, or similar words or phrases. In particular, statements pertaining to our capital resources, portfolio performance, acquisitions, dividend policy, results of operations and anticipated market conditions and demographics contain forward-looking statements.

Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

■ changes in our industry, the real estate markets, either nationally or in Manhattan or the Greater New York Metropolitan Area;

■ large scale health crises and pandemics, such as COVID-19;

■ resolution of legal proceedings involving the company;

■ reduced demand for office or retail space;

■ a consumer shift to online shopping, which reduces demand for rental space;

■ fluctuations in attendance at the Observatory and adverse weather;

■ new office or observatory development in our market;

■ general volatility of the capital and credit markets and the market price of our Class A common stock and our publicly-traded operating partnership units;

■ changes in our business strategy;

■ changes in technology and market competition, which affect utilization of our broadcast or other facilities;

■ changes in domestic or international tourism, including geopolitical and currency exchange rates events;

■ defaults on, early terminations of, or non-renewal of leases by, tenants;

■ insolvency of a major tenant or a significant number of smaller tenants;

■ fluctuations in interest rates;

■ inability to continue to raise additional debt or equity financing on attractive terms, or at all;

■ increased operating costs;

■ declining real estate valuations and impairment charges;

■ termination or expiration of our ground leases;

■ availability, terms and deployment of capital;

■ our leverage;

■ decreased rental rates or increased vacancy rates;

■ our failure to generate sufficient cash flows to service our outstanding indebtedness;

■ our failure to redevelop and reposition properties, or to execute any newly planned capital project, successfully or on the anticipated timeline or at the anticipated costs;

■ difficulties in identifying properties to acquire and completing acquisitions;

■ risks of real estate development and capital projects, including construction delays and cost overruns;

■ inability to manage our properties and our growth effectively;

■ inability to make distributions to our securityholders in the future;

■ impact of changes in governmental regulations, tax law and rates and similar matters;

■ failure to continue to qualify as a REIT;

■ a future terrorist event in the U.S.;

■ environmental uncertainties and risks related to adverse weather conditions, rising sea levels, and natural disasters;

■ lack or insufficient amounts of insurance;

■ misunderstanding of our competition;

■ changes in real estate and zoning laws and increases in real property tax rates;

■ inability to comply with applicable laws, rules and regulations applicable to similar companies; and

■ damages resulting from security breaches through cyberattacks, cyber intrusions or otherwise, as well as other significant disruptions of our technology (IT) networks related systems.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. You should not rely on them as predictions of future events. We disclaim any obligation to update or revise publicly any forward-looking statement to reflect changes in underlying assumptions, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

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MULTIPLE COPIES OF OUR ANNUAL REPORT TO STOCKHOLDERS

SOLICITATION OF PROXIES

We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies personally, by telephone, via the Internet or by mail without additional compensation for such activities. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners. In addition, we intend to utilize the advisory, consulting and proxy solicitation services of MacKenzie Partners, Inc. at an aggregate estimated cost of $7,500 plus out-of-pocket expenses.

CHANGING THE WAY YOU RECEIVE PROXY MATERIALS IN THE FUTURE

Instead of receiving a Notice of Availability in the mail for future meetings, stockholders may elect to receive links to proxy materials by e-mail or to receive a paper copy of the proxy materials and a paper proxy card by mail. If you elect to receive proxy materials by e-mail, you will not receive a Notice of Availability in the mail. Instead, you will receive an e-mail with links to proxy materials and online voting. In addition, if you elect to receive a paper copy of the proxy materials, or if applicable rules or regulations require paper delivery of the proxy materials, you will not receive a Notice of Availability in the mail. If you received a paper copy of the proxy materials or the Notice of Availability in the mail, you can eliminate all such paper mailings in the future by electing to receive an e-mail that will provide Internet links to these documents. Opting to receive all future proxy materials online will save us the cost of producing and mailing such documents to you and help us conserve natural resources. You can change your election by directing your request in writing to Empire State Realty Trust, Inc., 111 West 33rd Street, 12th Floor, New York, New York 10120, Attention: Investor Relations, by sending a blank e-mail with the 16-digit control number on your Notice of Internet Availability to sendmaterial@ proxyvote.com, via the Internet at www.proxyvote.com, or by telephone at (212) 850-2678. Your election will remain in effect until you change it.

MULTIPLE COPIES OF OUR ANNUAL REPORT TO STOCKHOLDERS

Our 2019 Annual Report to Stockholders accompanies this Proxy Statement. In order to reduce printing and postage costs and in accordance with the SEC rules, we have undertaken an effort to deliver only one set of our Annual Report, Proxy Statement or Notice of Availability, as applicable, to any group of multiple stockholders of record sharing one address. This delivery method, called "householding" is not being used, however, if we have received contrary instructions from one or more of the stockholders sharing such address. If your household has received only one set of our Annual Report, Proxy Statement or Notice of Availability, as applicable, we will deliver promptly a separate copy of our 2019 Annual Report on Form 10-K, our 2019 Annual Report to Stockholders, this Proxy Statement or Notice of Availability, as applicable, to any stockholder who sends a written request to the Corporate Secretary, Empire State Realty Trust, Inc., 111 West 33rd Street, 12th Floor, New York, New York 10120. Requests may also be directed to the Corporate Secretary at (21 2) 687-8700. You can also notify us that you would like to receive separate copies of our annual reports, proxy statements or notices of internet availability of proxy materials in the future by sending a written request to our Corporate Secretary at the address set forth above or by contacting the Corporate Secretary at (21 2) 687-8700. If your household is receiving multiple copies of our annual reports, proxy statements and notices of internet availability of proxy materials, and you wish to request delivery of a single copy, you may send a written request to our Corporate Secretary at the address set forth above. Even if your household has received only one set of our Annual Report and Proxy Statement, a separate Proxy Card has been provided for each stockholder account. Each Proxy Card should be signed, dated, and returned in the enclosed self-addressed envelope (if you received printed proxy materials).

If you own shares of common stock through a bank, broker or other nominee and receive more than one set of annual reports, proxy statements or notices of internet availability of proxy materials, you can contact the bank, broker or other nominee to eliminate duplicate mailings.

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CONFIDENTIALITY OF VOTING

CONFIDENTIALITY OF VOTING

We keep all the proxies, ballots, and voting tabulations confidential as a matter of practice. We only let our Inspector of Election, Broadridge Financial Solutions, Inc., examine these documents. Occasionally, stockholders provide written comments on their Proxy Card, which are then forwarded to us by Broadridge.

VOTING RESULTS

Broadridge, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Stockholders Meeting.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2020 annual meeting of stockholders must be received by our Corporate Secretary no later than December 3, 2020 in order to be considered for inclusion in our proxy statement relating to the 2021 meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Corporate Secretary, Empire State Realty Trust, Inc., 111 West 33rd Street, 12th Floor, New York, New York 10120.

For a proposal of a stockholder to be properly presented at the 2021 annual stockholders meeting, including nominations for inclusion in the proxy statement, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, such proposal must be received at our principal executive offices on or after November 3, 2020 and prior to 5:00 p.m., Eastern Time, on December 3, 2020, unless the 2021 annual stockholders meeting is scheduled to take place before April 14, 2021 or after June 13, 2021. Under our bylaws, stockholders must follow certain procedures to nominate a person for election as a director at an annual stockholders meeting, or to introduce an item of business at such meeting. A stockholder must notify our Corporate Secretary in writing of the director nominee or the other business. To be timely under our current bylaws, the notice must be delivered to our Corporate Secretary, along with the appropriate supporting documentation, as applicable, at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.

DIRECTOR NOMINEES (PROXY ACCESS)

Our proxy access bylaw permits a stockholder (or a group of no more than 20 stockholders) owning at least 3% of the aggregate of the issued and outstanding shares of common stock of the company continuously for at least the prior three (3) years to nominate and include in the company’s proxy materials director nominees constituting up to 20% of the number of directors then in office, if the nominating stockholder(s) and the nominee(s) satisfy the requirements specified in our bylaws. In order for an eligible stockholder or group of stockholders to nominate a director nominee for election at the 2021 annual stockholders meeting pursuant to the proxy access provision of our bylaws, notice of such nomination and other required information must be received in writing by the company’s Corporate Secretary, Empire State Realty Trust, Inc., 111 West 33rd Street, 12th Floor, New York, New York 10120 on or after November 3, 2020 and prior to 5:00 p.m., Eastern Time, on December 3, 2020, unless the 2021 annual stockholders meeting is scheduled to take place before April 14, 2021 or after June 13, 2021. Our bylaws state that such notice and other required information must be received by the company’s Corporate Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 1 50th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the

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OTHER MATTERS

10th day following the day on which public announcement of the date of such meeting is first made. In addition, our bylaws require the eligible stockholder or group of stockholders to update and supplement such information (or provide notice stating that there are no updates or supplements) as of specified dates.

OTHER MATTERS

Our Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Stockholders Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

By Order of our Board of Directors,

Thomas N. Keltner, Jr.

Secretary

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APPENDIX A

RECONCILIATION OF NET INCOME TO NOI AND CASH NOI (UNAUDITED AND DOLLARS IN THOUSANDS)

Years Ended December 31,

2015 2016 2017 2018 2019

RECONCILIATION OF NET INCOME TO NOI AND CASH NOI

Net Income $ 79,928 $ 1 07,250 $ 118,253 $ 117,253 $ 84,290

Add:

General and administrative expenses 38,073 49,078 50,315 52,674 61,063

Depreciation and amortization 171,474 155,211 160,710 168,508 181,588

Interest expense 67,492 71,147 68,473 79,623 79,246

Loss on early extinguishment of debt — — 2,157 — —

Loss from derivative financial instruments — — 289 — —

Construction expenses 3,222 — — — —

Acquisition expenses 193 98 — — —

Income tax expense 3,949 6,146 6,673 4,642 2,429

Less:

Third-party management and other fees (2,133) (1,766) (1,400) (1,440) (1,254)

Interest Income (100) (647) (2,942) (10,661) (1 1,259)

Construction revenue (1,981) — — — —

Acquisition break-up fee (2,500) — — — —

Net operating income 357,617 386,517 402,528 410,599 396,103

Straight-line rent (21,056) (30,147) (26,544) (22,1 07) (20,057)

Above/below-market rent revenue amortization (19,353) (8,794) (5,721) (6,120) (7,311)

Below-market ground lease amortization 7,831 7,831 7,831 7,831 7,831

TOTAL CASH NET OPERATING INCOME $ 325,039 $ 355,407 $ 378,094 $ 390,203 $ 376,566

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APPENDIX B

RECONCILIATION OF NET INCOME TO EBITDA (UNAUDITED AND DOLLARS IN THOUSANDS)

Years Ended December 31, 2015 2016 2017 2018 2019

RECONCILIATION OF NET INCOME TO EBITDA

Net income $ 79,928 $ 1 07,250 $ 1 18,253 $ 1 1 7,253 |$ 84,290

Interest expense 65,743 70,595 68,473 79,623 79,246

Income tax expense 3,949 6,146 6,673 4,642 2,429

Depreciation and amortization 171,474 1 55,21 1 160,710 168,508 181,588

EBITDA $ 321,094 $ 339,202 $ 354,109 $ 370,026 $ 347,553

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